As filed with the Securities and Exchange Commission on August 28, 1998.

                                                       1933 Act File No. 2-80648
                                                     1940 Act File No. 811-03613
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]
                                    Pre-Effective Amendment No.       [ ]
                                                                 --
                                    Post-Effective Amendment No. 26   [X]
                                                                 --


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                    Amendment No. 27                  [X]
                                                  --


                             BARTLETT CAPITAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                 36 East Fourth Street, Cincinnati, Ohio 45202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 621-4612
                                   Copies to:

MARIE K. KARPINSKI                                ARTHUR J. BROWN, ESQ.
c/o Legg Mason Fund Adviser, Inc.
100 Light Street                                  Kirkpatrick & Lockhart LLP
Baltimore, Maryland 21202                         1800 Massachusetts Ave., N.W.
(Name and Address of                              Second Floor
  Agent for Service)                              Washington, D.C.  20036

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485(b)
[ ] on               , 1998 pursuant to Rule 485(b)
[X] 60 days after filing pursuant to Rule 485(a)(i)
[ ] on               , 1998 pursuant to Rule 485(a)(i)
[ ] 75 days after filing pursuant to Rule 485(a)(ii)
[ ] on               , 1998 pursuant to Rule 485(a)(ii)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             Bartlett Capital Trust

                       Contents of Registration Statement


This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents

Cross Reference Sheets

Bartlett Basic Value Fund
Bartlett Value International Fund
Bartlett Europe Fund

Bartlett Financial Services Fund
Class A and Class C Shares

Part A - Prospectus

Bartlett Basic Value Fund
Bartlett Value International Fund
Bartlett Europe Fund

Bartlett Financial Services Fund
Class Y Shares

Part A - Prospectus

Bartlett Basic Value Fund
Bartlett Value International Fund
Bartlett Europe Fund

Bartlett Financial Services Fund
Class A, Class C and Class Y Shares

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                             Bartlett Capital Trust
                     Class A and Class C Shares Prospectus
                        Form N-1A Cross Reference Sheet
                        -------------------------------


Part A. Item No.                    Prospectus Caption
----------------                    ------------------
            1                               Cover Page
            2                               Prospectus Highlights; Fund Expenses
            3                               Investment Performance; Financial Highlights
            4                               Description of the Trust; Investment Objectives and Policies;
                                            Investment Techniques and Risk Considerations
            5                               Description of the Trust; Financial Highlights; Fund Expenses
            5a                              (In Registrant's Annual Report)
            6                               Prospectus Highlights; Cover Page;
                                            Dividends and Distributions;
                                            Taxes
            7                               How to Purchase and Redeem Your Shares; Calculation of Share Price
            8                               How to Purchase and Redeem Your Shares
            9                               None

                             Bartlett Capital Trust
                           Class Y Shares Prospectus
                        Form N-1A Cross Reference Sheet
                        -------------------------------


Part A. Item No.                    Prospectus Caption
----------------                    ------------------
            1                               Cover Page
            2                               Prospectus Highlights; Fund Expenses
            3                               Investment Performance; Financial Highlights
            4                               Description of the Trust; Investment Objectives and Policies;
                                            Investment Techniques and Risk Considerations
            5                               Description of the Trust; Financial Highlights; Fund Expenses
            5a                              (In Registrant's Annual Report)
            6                               Prospectus Highlights; Cover Page;
                                            Dividends and Distributions;
                                            Taxes
            7                               How to Purchase and Redeem Your Shares; Calculation of Share Price
            8                               How to Purchase and Redeem Your Shares
            9                               None

                             Bartlett Capital Trust
                       Class A, Class C and Class Y Shares
                         Form N-1A Cross Reference Sheet
                         -------------------------------

                                            Statement of Additional
Part B. Item No.                            Information Caption
----------------                            -----------------------
            10                              Cover Page
            11                              Table of Contents
            12                              Description of the Trust
            13                              Investment Limitations; Additional Information about Fund Investments; Portfolio
                                            Transaction and Brokerage
            14                              The Funds' Investment Adviser and Sub-Adviser;
                                            Trustees and Officers
            15                              Description of the Trust
            16                              The Funds' Investment Adviser and Sub-Adviser; Custodian; Accountants; Transfer
                                            Agent; The Trust's Distributor
            17                              Portfolio Transactions and Brokerage
            18                              Description of the Trust
            19                              Calculation of Share Price; Additional Purchase and Redemption
                                            Information
            20                              Additional Tax Information; Tax-Deferred Retirement Plans
            21                              Portfolio Transactions and Brokerage; The Trust's Distributor
            22                              Investment Performance
            23                              Financial Statements

                                            BARTLETT
                                              MUTUAL
                                               FUNDS

                                          PROSPECTUS
                                  NOVEMBER    , 1998

                                            BARTLETT
                            VALUE INTERNATIONAL FUND

                                            BARTLETT
                                    BASIC VALUE FUND

                                            BARTLETT
                                         EUROPE FUND

                                            BARTLETT
                             FINANCIAL SERVICES FUND


                          Class A and Class C Shares

                              BARTLETT CAPITAL TRUST

                                   PROSPECTUS
                           CLASS A AND CLASS C SHARES

                               November [ ], 1998


TABLE OF CONTENTS

Prospectus Highlights......................................................... 2
Fund Expenses................................................................. 5
Financial Highlights.......................................................... 7
Investment Performance....................................................... 14
Investment Objectives and Policies........................................... 15
Investment Policies, Techniques and Risk
  Considerations............................................................. 18
How to Purchase and Redeem Your Shares....................................... 23
Calculation of Share Price................................................... 28
Dividends and Other Distributions............................................ 29
Taxes........................................................................ 30
Management of the Trust...................................................... 32
Description of the Trust..................................................... 34

--------------------------------------------------------------------------------

Bartlett Capital Trust ("Trust") is an open-end management investment company which currently offers four series: Bartlett Value International Fund, Bartlett Basic Value Fund, Bartlett Europe Fund and Bartlett Financial Services Fund (each a "Fund").

BARTLETT VALUE INTERNATIONAL FUND ("Value International") seeks capital appreciation by investing primarily in foreign equity securities believed by its adviser, Bartlett & Co. ("Bartlett" or "Adviser"), to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

BARTLETT BASIC VALUE FUND ("Basic Value") seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by the Adviser to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

BARTLETT EUROPE FUND ("Europe Fund") seeks long-term growth of capital by investing primarily in equity securities of European issuers which Lombard Odier International Portfolio Management Limited ("Lombard Odier"), investment sub-adviser to Europe Fund, believes are undervalued and thus may offer above-average potential for capital appreciation.


BARTLETT FINANCIAL SERVICES FUND ("Financial Services Fund") seeks long-term growth of capital by investing primarily in securities of issuers in the financial services industry which Gray, Seifert & Co., Inc. ("Gray, Seifert"), investment sub-adviser to Financial Services Fund, believes are attractively priced relative to their intrinsic value.



     This Prospectus sets forth concisely the information about the Funds that you ought to know before investing. Please read and retain this Prospectus for future reference. A Statement of Additional Information for the Funds dated November [ ], 1998 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling LM Financial Partners, Inc. ("LMFP"), the Trust's distributor, at (800) 800-3609.


     Investors should be cognizant of the unique risks of international investing, including exposure to currency fluctuations and to foreign economic and political changes.

     Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. Shares are not insured by the FDIC, the Federal Reserve Board or any other agency, and are subject to investment risk, including the possible loss of the principal amount invested.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     For further information, call (800) 800-3609 or contact your broker/dealer.

                             BARTLETT CAPITAL TRUST

                             PROSPECTUS HIGHLIGHTS

                       Bartlett Value International Fund
                           Bartlett Basic Value Fund
                              Bartlett Europe Fund

                        Bartlett Financial Services Fund


     The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.


Investment Objectives and Policies:        Value International is a diversified, professionally managed portfolio seeking to provide capital appreciation. In attempting to achieve the Fund's objective, the Fund normally invests at least 65% of its total assets in equity securities of non-U.S.
                                           issuers.

                                           Basic Value is a diversified, professionally managed portfolio seeking to provide capital appreciation. In attempting to achieve the Fund's objective, the Fund invests primarily in common stocks or securities convertible into common stocks. The Fund seeks to diversify its investments across industry sectors.

                                           Europe Fund is a diversified, professionally managed portfolio seeking to provide long-term growth of capital. In attempting to achieve the Fund's objective, the Fund normally invests at least
                                           65% of its total assets in equity securities of European issuers.

                                           Financial Services Fund is a newly organized diversified, professionally managed portfolio seeking long-term growth of capital. In attempting to achieve the Fund's objective, the Fund invests primarily in securities of issuers in the financial services industry which Gray, Seifert believes are attractively priced relative to their intrinsic value.

Investment Adviser:                        Bartlett & Co. has provided investment advice to individuals, pension and profit-sharing plans and trust accounts since 1898.

Investment Sub-Adviser to                  Lombard Odier International Portfolio Management Limited, a
Europe Fund:                               subsidiary of one of the oldest and largest private banks in
                                           Switzerland, specializes in advising and managing investment portfolios for institutional clients.

Investment Sub-Adviser to                  Gray, Seifert & Co., Inc., an indirect wholly owned subsidiary of
Financial Services Fund:                   Legg Mason, Inc.

Purchase Plans:                            Investors may select Class A or Class C shares, each subject to different expenses and a different sales charge structure.

Class A Shares:                            Offered at net asset value plus any applicable sales charge
                                           (maximum is 4.75% of public offering price) and subject to service fees at an annualized rate of 0.25% of the average daily net assets of each Fund's Class A shares. A contingent deferred sales charge ("CDSC") may be imposed under limited circumstances.

Class C Shares:                            Offered at net asset value and subject to service and distribution fees at an annualized rate of 1.00% of the average daily net assets of each Fund's Class C shares. A CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Class C shares made within one year of the purchase date.

Shares Available Through:                  Many brokerage firms nationwide, or directly through the Funds'
                                           distributor. See "How to Purchase and Redeem Your Shares."

Initial Purchase:                          $1,000 minimum, generally.

Subsequent Purchases:                      $100 minimum, generally.

Exchange Privilege:                        Exchanges may be made for shares of the corresponding class of shares of any other Fund and for shares of Legg Mason Cash Reserve
                                           Trust, a money market mutual fund. See "Exchange Privilege."

Dividends and Other Distributions:         Dividends from net investment income are declared and paid quarterly by Value International and Basic Value and annually by
                                           Europe Fund and Financial Services Fund. Distributions of net capital gains are declared and paid annually for each Fund. See "Dividends and Other Distributions." All dividends and other distributions are automatically reinvested in Fund shares unless cash payments are requested.

Risk Factors:                              There can be no assurance that any Fund will achieve its
                                           investment objective. Each Fund's net asset value will fluctuate, reflecting fluctuations in the value of its securities. The value of the equity and other instruments held by the Funds is subject to market risk. The market risk of equity securities is generally perceived to be higher than that of any other securities of an issuer. The value of debt instruments generally fluctuates inversely with movements in market interest rates. The values of longer-term debt securities generally fluctuate more than those of shorter-term securities.

                                           Changes in economic conditions in, or governmental policies of, foreign nations may have a significant impact on the performance of Value International and Europe Fund. Foreign investment involves a possibility of expropriation, nationalization,
                                           confiscatory taxation, limitations on the use or removal of funds or other assets of a Fund, the withholding of tax on interest or dividends, and restrictions on the ownership of securities by foreign entities such as the Funds. Fluctuations in the value of foreign currencies relative to the U.S. dollar also will affect the value of Fund holdings denominated in such currencies.

                                           Each Fund's participation in hedging and option strategies also involves certain investment risks and transaction costs. None of the Funds should be considered a complete investment program. See
                                           "Investment Objectives and Policies" and "Investment Policies,
                                           Techniques and Risk Considerations."

                                 FUND EXPENSES

      The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in Class A or Class C shares of a Fund will bear directly or indirectly. The expenses and fees set forth below are based on average net assets and annual Fund operating expenses related to Class A and Class C shares, respectively, for the period ended December 31, 1997. For Financial Services Fund, which has no operating history prior to the date of this Prospectus, other expenses are based on estimates for the current fiscal year, and fees are adjusted for current expense limits and fee waiver levels.


     Long-term Class A and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. For further information concerning Fund expenses, see "Management of the Trust."

                                 CLASS A SHARES
--------------------------------------------------------------------------------

                                                                        Value        Basic    Europe      Financial
Shareholder Transaction Expenses                                    International    Value     Fund     Services Fund
--------------------------------                                    -------------------------------------------------
Maximum sales charge on purchases (as a % of offering price)(a)          4.75%        4.75%    4.75%         4.75%
Deferred sales charges(b)                                                None         None     None          None
Redemption or exchange fees                                              None         None     None          None


Annual Fund Operating Expenses(c)(d)
(as a % of average net assets)
------------------------------------
Management fees                                                          1.25%        0.75%    1.00%         0.85%
12b-1 fees                                                               0.25%        0.25%    0.25%         0.25%
Other expenses                                                           0.28%        0.13%    0.60%         0.40%
                                                                    -------------------------------------------------
Total operating expenses (after fee waivers)                             1.78%        1.13%    1.85%(e)      1.50%


(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Purchase and Redeem Your Shares."
(b) A CDSC of 1% of the net asset value of Class A shares will be imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. See "How to Purchase and Redeem Your Shares."

(c) Pursuant to voluntary expense limitations, the Adviser has agreed to waive fees to the extent that Value International's Class A expenses exceed 1.80%, Basic Value's Class A expenses exceed 1.15%, Europe Fund's Class A expenses exceed 1.85%, and Financial Services Fund's Class A expenses exceed 1.50% of their respective average daily net assets through May 1, 1999. In the absence of such waivers, the expected management fee, 12b-1 fee, other expenses and total operating expenses relating to Class A would have been 1.00%, 0.25%, 0.40% and 1.65%, respectively, for Financial Services Fund.

(d) The expense information has been restated to reflect current fees and expenses.
(e) The expense ratio shown reflects both the operations of Bartlett Europe Fund's predecessor, Worldwide Value Fund, prior to its merger with Bartlett Europe Fund on July 18, 1997 and Bartlett Europe Fund's operations through December 31, 1997.

Example

     The following example illustrates the expenses that you would pay on a $1,000 investment in Class A shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. With the limited exception noted above, the Funds charge no redemption fees of any kind.


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     ------    -------    -------    --------
VALUE INTERNATIONAL...............    $ 65      $ 101      $ 139       $247
BASIC VALUE.......................    $ 58      $  82      $ 107       $178
EUROPE FUND.......................    $ 65      $ 103      $ 143       $254
FINANCIAL SERVICES FUND...........    $ 62      $  93        N/A        N/A


    This example assumes that the maximum initial sales charge is deducted at the time of purchase and that there is no deduction of the 1% CDSC imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more made within one year of the purchase date. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF CLASS A SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Class A shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which Bartlett waives its fees and the extent to which Class A shares incur variable expenses, such as transfer agency costs.

                                 CLASS C SHARES
--------------------------------------------------------------------------------

                                                                        Value        Basic    Europe      Financial
Shareholder Transaction Expenses                                    International    Value     Fund     Services Fund
--------------------------------                                    -------------------------------------------------
Maximum sales charge on purchases                                        None         None     None          None
Deferred sales charges(a)                                                1.00%        1.00%    1.00%         1.00%
Redemption or exchange fees                                              None         None     None          None


Annual Fund Operating Expenses(b)(c)
(as a % of average net assets)
------------------------------------
Management fees                                                          1.25%        0.75%    1.00%         0.85%
12b-1 fees                                                               1.00%        1.00%    1.00%         1.00%
Other expenses                                                           0.30%        0.15%    0.60%         0.40%
                                                                    -------------------------------------------------
Total operating expenses (after fee waivers)                             2.55%        1.90%    2.60%         2.25%


(a) A CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Class C shares made within one year of the purchase date. See "How to Purchase and Redeem Your Shares."

(b) Pursuant to voluntary expense limitations, the Adviser has agreed to waive fees to the extent that Value International's Class C expenses exceed 2.55%, Basic Value's Class C expenses exceed 1.90%, Europe Fund's Class C expenses exceed 2.60% and Financial Services Fund's Class C expenses exceed 2.25%, of their respective average daily net assets through May 1, 1999. In the absence of such waivers, the expected management fee, 12b-1 fee, other expenses and total operating expenses of Value International would be 1.25%, 1.00%, 0.45% and 2.70%; of Basic Value would be 0.75%, 1.00%, 0.25% and
    2.00%; of Europe Fund would be 1.00%, 1.00%, 0.68% and 2.68%; and of
    Financial Services Fund would be 1.00%, 1.00%, 0.40% and 2.40%, of average daily net assets, respectively.

(c) The expense information has been restated to reflect current fees and expenses.

Example

     The following example illustrates the expenses that you would pay on a $1,000 investment in Class C shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. With the exception of shares redeemed within one year of purchase, the Funds charge no redemption fees of any kind with respect to Class C shares.


                                        1 year    3 years    5 years    10 years
                                        ----------------------------------------
Value International
  Assuming full redemption.............  $ 36       $79       $ 136       $289
  Assuming no redemption...............  $ 26       $79       $ 136       $289
Basic Value
  Assuming full redemption.............  $ 29       $60       $ 103       $222
  Assuming no redemption...............  $ 19       $60       $ 103       $222
Europe Fund
  Assuming full redemption.............  $ 36       $81       $ 138       $293
  Assuming no redemption...............  $ 26       $81       $ 138       $293
Financial Services Fund
  Assuming full redemption.............  $ 33       $70         N/A        N/A
  Assuming no redemption...............  $ 23       $70         N/A        N/A


     The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Class C shares of the Funds. The above tables and example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The actual expenses attributable to Class C shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which Bartlett waives its fees and the extent to which Class C shares incur variable expenses, such as transfer agency costs.

                              FINANCIAL HIGHLIGHTS


      Each Fund offers three classes of shares. Prior to July 18, 1997, Value International and Basic Value each offered only a single class of shares, which have been redesignated as Class A shares. The financial information for the six months ended June 30, 1998 in the tables that follow is unaudited. The financial information for the period ended December 31, 1997 in the tables that follow has been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights for the periods ended prior to December 31, 1997 were audited by other accountants. The financial statements for Value International and Basic Value for the nine months ended December 31, 1997, the financial statements for Europe Fund for the year ended December 31, 1997 and the report of PricewaterhouseCoopers LLP thereon are included in the Funds' combined annual report to shareholders and are incorporated by reference into the Statement of Additional Information. The annual report for the Funds is available to shareholders without charge by calling LMFP at (800) 800-3609. As of the date of this Prospectus, Financial Services Fund has not commenced operations.

                       BARTLETT VALUE INTERNATIONAL FUND

                                                                             Class A
                                    -------------------------------------------------------------------------------------------
                                       Six          Nine
                                     Months        Months                          Years Ended March 31,
                                      Ended        Ended       ----------------------------------------------------------------
                                    6/30/98(K)   12/31/97(A)    1997       1996       1995       1994       1993       1992
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  Beginning of period                $ 12.45      $  13.64     $ 12.59    $ 11.64    $ 12.46    $ 10.08    $  9.93    $  9.09
-------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income (loss)            .06(E)        .05(E)      .08        .13        .09        .07(D)     .12        .18
 Net realized and unrealized
   gains (losses) on investments
   and foreign currency
   transactions                          .29           .31        1.81       1.33       (.21)      2.38        .15        .88
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations         .35           .36        1.89       1.46       (.12)      2.45        .27       1.06
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment
   income                                 --          (.17)       (.08)      (.13)      (.09)      (.07)      (.10)      (.22)
 In excess of net investment
   income                                 --            --        (.01)      (.01)        --         --         --         --
 Distributions from realized
   gains                                  --         (1.38)       (.75)      (.37)      (.61)        --       (.02)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                       --         (1.55)       (.84)      (.51)      (.70)      (.07)      (.12)      (.22)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  End of period                      $ 12.80      $  12.45     $ 13.64    $ 12.59    $ 11.64    $ 12.46    $ 10.08    $  9.93
-------------------------------------------------------------------------------------------------------------------------------
Total return(G)                         2.89%(H)      2.79%(H)   15.45%     12.76%     (1.18%)    24.42%      2.71%     11.88%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)    $66,959      $ 68,648     $83,973    $72,041    $57,664    $49,607    $29,572    $22,042
Ratio of net expenses to average
  net assets                            1.76%(E,I)    1.78%(E,I)  1.81%      1.83%      1.83%      1.88%(D)   2.00%      2.00%
Ratio of net investment income to
  average net assets                    1.08%(E,I)     .49%(E,I)   .62%      1.06%       .80%       .55%(D)   1.13%      1.79%
Portfolio turnover rate                   30%(I)        44%(I)      31%        38%        24%        19%        19%        27%
Average commission rate paid(J)      $ .0421      $  .0227     $ .0296         --         --         --         --         --
-------------------------------------------------------------------------------------------------------------------------------


                                    1991       1990(B)
------------------------------------------------------
Net asset value,
  Beginning of period              $  9.79    $ 10.00
------------------------------------------------------
Income from investment
  operations:
 Net investment income (loss)          .30        .08
 Net realized and unrealized
   gains (losses) on investments
   and foreign currency
   transactions                       (.70)      (.05)
------------------------------------------------------
Total from investment operations      (.40)       .03
------------------------------------------------------
Less distributions:
 Dividends from net investment
   income                             (.28)      (.08)
 In excess of net investment
   income                               --         --
 Distributions from realized
   gains                              (.02)      (.16)
------------------------------------------------------
Total distributions                   (.30)      (.24)
------------------------------------------------------
Net asset value,
  End of period                    $  9.09    $  9.79
------------------------------------------------------
Total return(G)                      (3.84%)     0.59%(I)
------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)  $23,661    $20,557
Ratio of net expenses to average
  net assets                          1.99%      1.41%(I)
Ratio of net investment income to
  average net assets                  3.31%      1.80%(I)
Portfolio turnover rate                 39%       155%(I)
Average commission rate paid(J)         --         --
------------------------------------------------------

                                                                  Class C
                                                       -------------------------------
                                                                           July 23,
                                                          Six               1997(C)
                                                        Months                to
                                                         Ended             Dec. 31,
                                                       6/30/98(K)            1997
--------------------------------------------------------------------------------------
Net asset value,
  Beginning of period                                   $ 12.30             $ 15.70
--------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                               .18(F)              .08(F)
 Net realized and unrealized gains
   (losses) on investments and foreign
   currency transactions                                    .12               (1.82)
--------------------------------------------------------------------------------------
Total from investment operations                            .30               (1.74)
--------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment
   income                                                    --                (.28)
 In excess of net investment income                          --                  --
 Distributions from realized gains                           --               (1.38)
--------------------------------------------------------------------------------------
Total distributions                                          --               (1.66)
--------------------------------------------------------------------------------------
Net asset value,
  End of period                                         $ 12.60             $ 12.30
--------------------------------------------------------------------------------------
Total return(G)                                            2.44%(H)          (10.87%)(H)
--------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)                       $ 3,942             $   895
Ratio of net expenses to average net
  assets                                                   2.55%(F,I)          2.55%(F,I)
Ratio of net investment income to
  average net assets                                        .59%(F,I)         (1.68%)(F,I)
Portfolio turnover rate                                      30%(I)              44%(I)
Average commission rate paid(J)                         $ .0421             $ .0227
--------------------------------------------------------------------------------------



(A) The year end for Bartlett Value International Fund has been changed from March 31 to December 31.

(B) From the date of the public offering of Value International (October 6, 1989 through March 31, 1990).

(C) Commencement of operations of this Class.

(D) The Adviser has periodically absorbed expenses of the Bartlett Value International Fund through management fee waivers. If the Adviser had not waived any fees, the ratio of net expenses to average net assets would have been 1.94%.

(E) Net of fees waived pursuant to a voluntary expense limitation of 1.80%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.95%.

(F) Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.70%.

(G) Excluding sales charge

(H) Not Annualized

(I) Annualized

(J) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

(K) Unaudited

                           BARTLETT BASIC VALUE FUND

                                                                         Class A
                             ------------------------------------------------------------------------------------------------
                                Six         Nine
                              Months       Months                              Years Ended March 31,
                               Ended       Ended      -----------------------------------------------------------------------
                             6/30/98(I)  12/31/97(A)    1997       1996       1995      1994       1993      1992      1991
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
  Beginning of period        $  18.95     $  18.33    $  17.94   $  15.39   $  14.89   $ 14.76   $  13.47   $ 12.60   $ 12.34
-----------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income
   (loss)                         .10(C)       .19(C)      .22        .30        .27       .22        .30       .36       .46
 Net realized and
   unrealized gains
   (losses)
   on investments                1.09         5.59        1.82       3.32       1.53       .28       1.57       .87       .26
-----------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                     1.19         5.78        2.04       3.62       1.80       .50       1.87      1.23       .72
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
   investment income               --         (.22)       (.26)      (.24)      (.27)     (.23)      (.30)     (.36)     (.46)
 Distributions from
   realized gains                  --        (4.94)      (1.39)      (.83)     (1.03)     (.14)      (.28)       --        --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                --        (5.16)      (1.65)     (1.07)     (1.30)     (.37)      (.58)     (.36)     (.46)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
  End of period              $  20.14     $  18.95    $  18.33   $  17.94   $  15.39   $ 14.89   $  14.76   $ 13.47   $ 12.60
-----------------------------------------------------------------------------------------------------------------------------
Total return(E)                  6.28%(F)    33.14%(F)   11.30%     24.05%     12.67%     3.42%     14.22%     9.91%     6.29%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                    $135,281     $133,076    $119,208   $125,636   $102,721   $94,289   $103,507   $88,536   $96,165
Ratio of expenses to
  average net assets             1.09%(C,G)   1.13%(C,G)  1.16%      1.17%      1.20%     1.20%      1.21%     1.22%     1.21%
Ratio of net investment
  income to average net
  assets                          .97%(C,G)   1.15%(C,G)  1.18%      1.79%      1.81%     1.48%      2.14%     2.77%     3.87%
Portfolio turnover rate            30%(G)       42%(G)      23%        25%        26%       33%        43%       49%       92%
Average commission rate
  paid(H)                    $  .0764     $  .0723    $  .0655         --         --        --         --        --        --
-----------------------------------------------------------------------------------------------------------------------------




                               1990       1989      1988
------------------------------------------------------------
Net asset value,
  Beginning of period        $  12.56   $  12.44   $ 12.96
------------------------------------------------------------
Income from investment
  operations:
 Net investment income
   (loss)                         .62        .57       .35
 Net realized and
   unrealized gains
   (losses)
   on investments                 .21       1.20      (.51)
------------------------------------------------------------
Total from investment
  operations                      .83       1.77      (.16)
------------------------------------------------------------
Less distributions:
 Dividends from net
   investment income             (.62)      (.56)     (.36)
 Distributions from
   realized gains                (.43)     (1.09)       --
------------------------------------------------------------
Total distributions             (1.05)     (1.65)     (.36)
------------------------------------------------------------
Net asset value,
  End of period              $  12.34   $  12.56   $ 12.44
------------------------------------------------------------
Total return(E)                  6.49%     15.61%    (1.24%)
------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                    $105,842   $100,333   $80,583
Ratio of expenses to
  average net assets             1.19%      1.23%     1.57%
Ratio of net investment
  income to average net
  assets                         4.81%      4.57%     2.75%
Portfolio turnover rate            77%        99%       97%
Average commission rate
  paid(H)                          --         --        --
------------------------------------------------------------

                                                        Class C
                                              ------------------------------
                                                               Sept. 12,
                                                 Six            1997(B)
                                               Months             To
                                                Ended          Dec. 31,
                                              6/30/98(I)         1997
----------------------------------------------------------------------------
Net asset value,
  Beginning of period                           $18.75           $22.84
----------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income (loss)                      .06(D)           .24(D)
 Net realized and unrealized
   gains (losses)
   on investments                                 1.03              .88
----------------------------------------------------------------------------
Total from investment
  operations                                      1.09             1.12
----------------------------------------------------------------------------
Less distributions:
 Dividends from net
   investment income                                --             (.27)
 Distributions from realized
   gains                                            --            (4.94)
----------------------------------------------------------------------------
Total distributions                                 --            (5.21)
----------------------------------------------------------------------------
Net asset value,
  End of period                                 $19.84           $18.75
----------------------------------------------------------------------------
Total return(E)                                   5.81%(F)         6.07%(F)
----------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                                       $1,769             $395
Ratio of expenses to average
  net assets                                      1.90%(D,G)       1.90%(D,G)
Ratio of net investment income
  to average net assets                            .26%(D,G)       1.11%(D,G)
Portfolio turnover rate                             30%(G)           42%(G)
Average commission rate paid(H)                 $.0764           $.0723
----------------------------------------------------------------------------


(A) The year end for Bartlett Basic Value Fund has been changed from March 31 to December 31.

(B) Commencement of operations of this Class.

(C) Net of fees waived pursuant to a voluntary expense limitation of 1.15%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.19%.

(D) Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees has been waived, the annualized ratio of expenses to average daily net assets would have been 2.00%.

(E) Excluding sales charge

(F) Not annualized

(G) Annualized

(H) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

(I) Unaudited

                             BARTLETT EUROPE FUND(A)

                                                                          Class A
                             -------------------------------------------------------------------------------------------------
                                Six
                              Months                                    Years Ended December 31,
                               Ended      ------------------------------------------------------------------------------------
                             6/30/98(J)    1997       1996       1995       1994       1993       1992       1991       1990
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  Beginning of period        $  20.97     $ 24.24    $ 21.13    $ 17.68    $ 18.46    $ 14.29    $ 15.44    $ 14.65    $ 20.14
------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income
   (loss)                         .05(C)     (.05)(C)    .02        .01       (.03)       .14        .08        .08        .19
 Net realized and
   unrealized gains
   (losses) on investments
   and foreign currency
   transactions                  6.79        4.11       6.34       3.50       (.75)      4.13      (1.19)       .92      (4.30)
------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                     6.84        4.06       6.36       3.51       (.78)      4.27      (1.11)      1.00      (4.11)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
   investment income               --          --         --       (.06)        --       (.05)      (.04)      (.21)      (.08)
 In excess of net
   investment income               --          --         --         --         --       (.05)        --         --       (.85)
 Distributions from net
   realized gains                  --       (7.33)     (3.25)        --         --         --         --         --       (.45)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                --       (7.33)     (3.25)      (.06)        --       (.10)      (.04)      (.21)     (1.38)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  End of period              $  27.81     $ 20.97    $ 24.24    $ 21.13    $ 17.68    $ 18.46    $ 14.29    $ 15.44    $ 14.65
------------------------------------------------------------------------------------------------------------------------------
Market value per share,
  end of period                   N/A         N/A    $ 22.00    $ 16.88    $ 14.25    $ 16.63    $ 12.00    $ 12.50    $12.125
------------------------------------------------------------------------------------------------------------------------------
Total return (market
  value)                          N/A         N/A       49.5%      18.8%     (14.3%)     39.3%      (3.7%)      4.7%     (30.4%)
Total return(E,F)(NAV)           32.6%(G)    17.5%      31.5%      19.9%      (4.2%)     29.9%      (7.2%)      7.1%     (20.6%)
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                    $ 58,332     $52,253    $70,991    $62,249    $53,135    $55,486    $42,930    $46,405    $44,026
Ratio of net expenses to
  average net assets             1.79%(C,H)  1.90%(C)    2.0%       2.1%       2.1%       2.1%       2.2%       2.3%       2.4%
Ratio of net investment
  income to average net
  assets                          .57 %(C,H) (.12%)(C)   0.1%       0.1%        --        0.9%       0.5%       0.5%       1.1%
Portfolio turnover rate           113 %(H)    123%       109%       148%        75%        67%       148%        92%        84%
Average commission rate
  paid(I)                    $  .0526       .0374    $ .0313         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------



                             1989       1988
------------------------------------------------
Net asset value,
  Beginning of period       $ 19.53    $ 16.46
------------------------------------------------
Income from investment
  operations:
 Net investment income
   (loss)                       .03        .03
 Net realized and
   unrealized gains
   (losses) on investments
   and foreign currency
   transactions                2.19       4.04
------------------------------------------------
Total from investment
  operations                   2.22       4.07
------------------------------------------------
Less distributions:
 Dividends from net
   investment income           (.19)        --
 In excess of net
   investment income          (1.42)     (1.00)
 Distributions from net
   realized gains                --         --
------------------------------------------------
Total distributions           (1.61)     (1.00)
------------------------------------------------
Net asset value,
  End of period             $ 20.14    $ 19.53
------------------------------------------------
Market value per share,
  end of period             $ 19.00    $16.125
------------------------------------------------
Total return (market
  value)                       28.5%      42.2%
Total return(E,F)(NAV)         12.5%      25.6%
------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                   $60,522    $58,684
Ratio of net expenses to
  average net assets            2.2%       2.2%
Ratio of net investment
  income to average net
  assets                        0.1%
Portfolio turnover rate         122%        96%
Average commission rate
  paid(I)                        --         --
------------------------------------------------

                                                       Class C
                                            ---------------------------------

                                              Six              July 23,
                                             Months             1997(B)
                                             Ended                to
                                            6/30/98(J)      Dec. 31, 1997
-----------------------------------------------------------------------------
Net asset value,
  Beginning of period                        $20.86              $26.56
-----------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income (loss)                   .17(D)             (.10)(D)
 Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions                       6.46                 .23
-----------------------------------------------------------------------------
Total from investment
  operations                                   6.63                 .13
-----------------------------------------------------------------------------
Less distributions:
 Dividends from net
   investment income                             --                  --
 In excess of net investment
   income                                        --                  --
 Distributions from net
   realized gains                                --               (5.83)
-----------------------------------------------------------------------------
Total distributions                              --               (5.83)
-----------------------------------------------------------------------------
Net asset value,
  End of period                              $27.49              $20.86
-----------------------------------------------------------------------------
Market value per share,
  end of period                                 N/A                 N/A
-----------------------------------------------------------------------------
Total return (market value)                     N/A                 N/A
Total return(E,F)(NAV)                         31.8%(G)              .7%(G)
-----------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                                   $14,899                $302
Ratio of net expenses to
  average net assets                           2.50%(D,H)          2.50%(D,H)
Ratio of net investment income
  to average net assets                         .68%(D,H)         (1.79%)(D,H)
Portfolio turnover rate                         113%(H)             123%
Average commission rate paid(I)              $.0526              $.0374
-----------------------------------------------------------------------------


(A) The financial information in this table for the years ended December 31, 1988 through 1996 is for the Worldwide Value Fund, Bartlett Europe Fund's predecessor. The financial information for the year ended December 31, 1997 is for Bartlett Europe Fund and Worldwide Value Fund. Prior to July 18, 1997 the Worldwide Value Fund operated as a closed end fund.

(B) Commencement of operations of this Class.

(C) The expense ratio shown reflects both the operations of Bartlett Europe Fund's predecessor, Worldwide Value Fund, prior to its merger with Bartlett Europe Fund on July 18, 1997 and Bartlett Europe Fund's operations through December 31, 1997. For the period July 19 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 2.08%.

(D) Net of fees waived pursuant to a voluntary expense limitation of 2.50%. If no fees has been waived, the annualized ratio of expenses to average daily net assets would have been 2.68%.

(E) Prior to July 18, 1997, total return for Worldwide Value Fund, a closed-end fund, was calculated using market value per share.

(F) Excluding sales charge

(G) Not Annualized

(H) Annualized

(I) Pursuant to SEC regulations adopted for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.


(J) Unaudited

                             INVESTMENT PERFORMANCE

     From time to time each Fund may quote the total return of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-by-year results, tend to smooth out variations in a fund's return. No adjustment will be made for any income taxes payable by shareholders.

     At December 31, 1997, Basic Value and Value International changed their year end from March 31 to December 31. Total returns as of December 31, 1997 are shown below. The returns shown for Europe Fund reflect the operation of Worldwide Value Fund, Inc. prior to its merger with Europe Fund on July 18, 1997. Sales charges have not been deducted from total returns. Prior to the date of this Prospectus, Financial Services Fund has not commenced operations.

--------------------------------------------------------------------------------

Class A Shares(dagger):
                                      Basic          Value         Europe
Cumulative Total Return               Value      International      Fund
-----------------------              -------------------------------------
One Year                              +29.46%        +6.14%        +17.52%
Three Years                          +101.68%       +34.45%        +85.35%
Five Years                           +126.10%       +75.67%       +130.61%
Ten Years                            +300.18%       n/a           +156.88%
Life of Class                        +526.87%(a)    +82.33%(b)    +129.25%(c)
[CAPTION]

Average Annual Total Return
---------------------------
One Year                              +29.46%        +6.14%        +17.52%
Three Years                           +26.34%       +10.37%        +22.84%
Five Years                            +17.72%       +11.93%        +18.19%
Ten Years                             +14.88%       n/a             +9.89%
Life of Class                         +13.34%(a)     +7.56%(b)      +7.57%(c)

(dagger) Prior to July 18, 1997, Value International and Basic Value each offered a single class of shares, which have been redesignated as Class A shares.

(a) Inception of Basic Value  -- May 5, 1983
(b) Inception of Value International  -- October 6, 1989
(c) Inception of Worldwide Value Fund, Inc. (which was reorganized into Europe Fund on July 18, 1997) -- August 19, 1986

--------------------------------------------------------------------------------

Class C Shares:
                                      Basic          Value         Europe
Cumulative Total Return               Value      International      Fund
-----------------------              -------------------------------------

Life of Class                          +6.07%(a)    -10.87%(b)      +0.68%(c)

(a) Commencement of sale of Class C of Basic Value  -- September 12, 1997
(b) Commencement of sale of Class C of Value International  -- July 23, 1997
(c) Commencement of sale of Class C of Europe Fund  -- July 23, 1997

     Total return information reflects past performance and is not a prediction or guarantee of future results. Investment return and share price will fluctuate, and the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Further information about each Fund's performance is contained in the Funds' combined annual report to shareholders, which may be obtained without charge by calling LMFP at (800) 800-3609.

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objective of Basic Value, Value International and Financial Services Fund may be changed without shareholder approval; however, shareholders of these Funds will be given a minimum of 30 days' prior written notice before any change in investment objective becomes effective. Europe Fund's investment objective may not be changed without shareholder approval.


                       BARTLETT VALUE INTERNATIONAL FUND

     The investment objective of Value International is to seek capital appreciation. The Fund seeks its objective by investing primarily in foreign equity securities believed by Bartlett to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     The Fund invests primarily in equity securities of non-U.S. issuers generally consisting of common stocks, common stock equivalents and preferred stocks. The Fund also may invest indirectly in foreign equity securities by purchasing American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities and by purchasing shares of closed-end investment companies that hold foreign equity securities in their portfolios.

     There is no requirement that the Fund invest exclusively in foreign equity securities. The Fund may invest in other types of foreign securities such as fixed income obligations of foreign companies, foreign governments, foreign governmental agencies and international organizations. In addition, the Fund may invest a portion of its assets in U.S. government obligations, debt and equity obligations of U.S. issuers, and repurchase agreements, and may hold a portion of its assets in cash and U.S. dollar-denominated time deposits.

     In seeking its objective, the Fund intends to diversify its investments among issuers representing various countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of non-U.S. issuers. The Fund may invest in countries in Europe, the Far East, Latin America, Asia, Africa, Canada, Australia and other geographic regions. The Fund may, from time to time, have more than 25% of its total assets invested in any major industrial or developed country which in the view of Bartlett poses no unique investment risk. If circumstances warrant, for temporary defensive purposes, the Fund may invest substantially all of its assets in one or two countries.

     The Fund may employ several investment techniques, including the use of options, hedging programs, currency transactions, repurchase agreements, lending of portfolio securities, short sales "against the box" and forward commitment transactions. For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements.

     Bartlett selects portfolio securities on the basis of what it considers to be the intrinsic value of each security. In analyzing the intrinsic value of a specific security, particular emphasis is given to such characteristics as relative price/earnings ratio, dividend yield, and price/book value ratio. In making investment decisions, Bartlett considers all other pertinent factors affecting the intrinsic value of a security, including financial, tax, social, political and national conditions.

     Although the Fund provides a means for individuals and institutional investors to invest a portion of their assets outside the U.S., it should not be considered a complete investment program. In addition, investments in foreign securities may be subject to risks not typically associated with investments in domestic securities. See "Foreign Securities" for a more complete discussion of certain risks associated with investments in foreign securities.

     See "Investment Policies, Techniques and Risk Considerations" beginning at page 13 for a more detailed discussion of risks associated with the securities and investment techniques discussed above.

                           BARTLETT BASIC VALUE FUND

     The investment objective of Basic Value is to seek capital appreciation. The Fund seeks its objective by investing primarily in common stocks or securities convertible into common stocks that Bartlett believes to be selling at attractive prices relative to their intrinsic value. Income is a secondary consideration. In determining whether a specific security represents investment value, particular emphasis is given to such characteristics as low debt, relative price/earnings ratio, dividend yield, and price/book value ratio. The Fund seeks to diversify its investments across industry sectors. The Fund's investments may include foreign securities.

     In seeking its objective, Basic Value invests only in securities of companies with at least three years of operating history. Due to the Fund's disciplined investment methodology, and the cyclical nature of the economy and investment markets, there will be times when Bartlett is unable to purchase reasonably valued common stocks and common stock equivalents. At these times, the Fund may hold all or a portion of its assets in fixed income securities.

     The Fund may employ several investment techniques, including the use of options, hedging programs, currency transactions, repurchase agreements, reverse repurchase agreements and dollar rolls, lending of portfolio securities, short sales, short sales "against the box," structured securities and forward commitment transactions. For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements.

     For a further discussion of the risks associated with these securities and techniques, see "Investment Policies, Techniques and Risk
Considerations,"beginning on page 13.

                              BARTLETT EUROPE FUND

     The investment objective of Europe Fund is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of European issuers that Lombard Odier believes are undervalued and thus may offer above-average potential for capital appreciation.

     The Fund invests primarily in equity securities, including common stock, preferred stock, convertible securities, rights and warrants, but may also invest in bonds, notes and other fixed income securities. The Fund will normally invest at least 65% of its total assets in equity securities and may invest up to 35% of its total assets in fixed income securities. When conditions warrant, for temporary defensive purposes, the Fund may invest over 35% and as much as 100% of its total assets in fixed income securities. The fixed income securities in which the Fund may invest generally include obligations of foreign or domestic governments, government agencies or municipalities, and obligations of foreign or domestic companies. The Fund may invest in fixed income securities without regard to rating, although Lombard Odier does not anticipate that more than 5% of the Fund's total assets will be invested in fixed income securities rated lower than "investment grade" (that is, Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P")), or, if unrated, deemed by Lombard Odier to be of comparable quality. Most fixed income securities of foreign issuers are not rated by Moody's or S&P. Generally, the fixed income securities in which the Fund will invest will be those which Lombard Odier believes offer potential for capital appreciation, either because of anticipated changes in the general level of interest rates, or because of anticipated improvement in the issuer's credit rating.

     For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations. The Fund may also enter into repurchase agreements.

     The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund's portfolio transactions will be effected in the primary trading market for the given security.

     The Fund may also invest in depositary receipts and securities of other investment companies, and may enter into when-issued and delayed-delivery transactions. The Fund is authorized to invest in options, futures and options on futures contracts and may enter into foreign currency transactions and forward foreign currency exchange contracts ("forward contracts"). The Fund may invest up to 15% of its net assets in illiquid or restricted securities.


                        BARTLETT FINANCIAL SERVICES FUND

     The investment objective of Financial Services Fund is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers in the financial services industry that Gray, Seifert believes are undervalued and thus may offer above-average potential for capital appreciation.



     The financial services companies in which the Fund may invest include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, financial conglomerates and foreign financial services companies. Some of the companies in which the Fund may invest have material operations in more than one of the sectors of the financial services industry, including, for example, companies with banking, finance and asset management operations. In addition, the Fund may invest in other companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and rating services, internet services, business services. The Fund also may invest in companies that provide ancillary services or products to companies in the financial services industry.



     The Fund invests primarily in equity securities, including common stock, convertible securities and rights and warrants. It is not anticipated that the Fund will invest more than 25% of its total assets in convertible securities, and not more than 5% of its assets in below investment grade convertible securities. The Fund will not invest in bonds, notes and other fixed-income securities except for temporary or extraordinary circumstances. The Fund may invest up to 25% of its total assets in foreign securities, not including ADRs. The Fund will invest primarily in securities of issuers with market capitalizations in the range of $1 to $12 billion. However, the Fund will also invest in securities of issuers with smaller and larger capitalizations.



     For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations. The Fund may also enter into repurchase agreements.



     Gray, Seifert bases the Fund's stock selection on the fundamental prospects of each issuer using analysis of its products and financial statements. A critical step in the investment process is evaluating and knowing an issuer's management in order to understand its vision, character and goals.


Except as otherwise noted, the investment policies of each Fund described herein may be changed by the Trust's Board of Trustees without a shareholder vote.
 There can be no assurance that any Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

            INVESTMENT POLICIES, TECHNIQUES AND RISK CONSIDERATIONS

     This section contains general information about various types of securities and investment techniques. Each Fund may invest in any security or employ any investment technique described in this section unless specifically noted otherwise. Each Fund may purchase combinations of different types of securities provided that the securities in the combination are permissible investments of the Fund.

EQUITY SECURITIES

     Equity securities include common stock, preferred stock and other similar securities such as convertible preferred stock, convertible debentures, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

FOREIGN SECURITIES


     Each Fund may invest in foreign equity securities. Value International and Europe Fund are expected normally to invest at least 65% of their respective assets in foreign securities. As noted above, Financial Services Fund will limit its investments in foreign securities to 25% of its total assets not including ADRs.


     ADRs, EDRs and other similar securities convertible into securities of foreign companies provide a means for investing indirectly in foreign equity securities. ADRs are receipts typically issued by a U.S. bank evidencing ownership of the underlying foreign securities. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent an ADR or EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. Each Fund may invest in ADRs and EDRs.

     Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar-denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar-denominated obligations issued by foreign companies and traded on foreign markets).

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations, which include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related governmental agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market. Each Fund may include foreign fixed income securities and foreign government obligations in its portfolio.

     Value International and Europe Fund under normal conditions will invest at least 65% of their assets in foreign securities and European securities, respectively. For purposes of this 65% test, foreign and European securities respectively include securities of issuers: (i) which are organized under the laws of a foreign country or Europe; (ii) for which the principal trading market is in a foreign country or Europe; or (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in foreign countries or Europe or which have at least 50% of their assets situated in foreign countries or Europe.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchange, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of confiscatory foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

EMERGING MARKETS

     Value International and Europe Fund may invest in securities of issuers based in emerging markets. Europe Fund may (but is not limited to) invest in issuers based in Greece, Portugal, Hungary, Poland, Czech Republic, Slovakia or Turkey. Value International may (but is not limited to) invest in issuers based in the countries in Latin America, Southeast Asia and the Far East. Subject to the above restrictions, emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by Bartlett or Lombard Odier to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities:
(1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (I.E., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) ADRs (or similar instruments) with respect to the foregoing.

     The risks of foreign investment, described above, are greater for investments in emerging markets. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

FIXED INCOME SECURITIES

     Fixed income securities include corporate debt securities, municipal obligations, mortgage-related securities, asset-backed and receivable-backed securities, U.S. government obligations and participation interests in such securities. Certain fixed income securities are floating rate obligations or variable rate obligations. Certain fixed income securities may carry demand features that permit a Fund to sell the obligation back to the issuer or to a third party at a specified price upon short notice at any time or prior to specific dates. Preferred stock and convertible debt securities may also be considered to be fixed income securities.

     Corporate Debt Securities. Each Fund is permitted to invest in corporate debt securities, I.E., long-term and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper.) Corporate debt securities include variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable. A Fund may invest in such notes only if the Board of Trustees believes that the notes are of comparable quality to the other obligations in which the Fund may invest. Variable amount master demand notes may be deemed illiquid under certain circumstances, and a Fund's investment in such notes would be limited to the extent that it is not permitted to invest more than 10% (15% for Europe Fund) of the value of its net assets in illiquid investments.


INVESTMENTS IN THE FINANCIAL SERVICES INDUSTRY



     Because investments made by Financial Services Fund are concentrated in the financial services industry, its shares are subject to greater risk than the shares of a fund whose portfolio is not so concentrated, and it will be particularly affected by economic, competitive and regulatory developments affecting that industry.



     Financial services companies are subject to extensive governmental regulation. This regulation may limit both the amounts and types of loans and other financial commitments these companies can make, as well as the interest rates and fees they can charge. The industry and the Fund may be significantly affected by legislation, including legislation currently being considered to reduce the separation between commercial and investment banking businesses. Profitability of financial services companies is largely dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. In addition, credit losses resulting from financial difficulties of borrowers can negatively affect the industry. Accordingly, the financial services industry is susceptible to overall economic factors and credit losses can be severe in a recession or other economic downturn. Companies in the financial services industry also may be subject to severe price competition.



     A more complete description of the risks associated with securities in the financial services industry is included in the Statement of Additional Information.



OPTIONS, FUTURES AND FORWARD CURRENCY EXCHANGE CONTRACTS (FOR EACH FUND OTHER THAN FINANCIAL SERVICES FUND)


     Each Fund may engage in option transactions involving equity securities, debt securities, futures contracts and stock indexes. Each Fund may also engage in option transactions involving foreign currencies and foreign stock indexes.

     To cover the potential obligations involved in option transactions, a Fund will own the underlying equity security, debt security, futures contract or foreign currency or the Fund will segregate with its custodian (i) appropriate liquid assets sufficient to purchase the underlying equity security, debt security, futures contract or foreign currency or (ii) appropriate liquid assets equal to the market value of the stock index. A Fund will engage in options on futures contracts only for hedging purposes (see below). Option transactions involve the following principal risks: (i) the loss of a greater percentage of the Fund's investment than a direct investment in the underlying instrument,
(ii) the loss of opportunity to profit from price movements in the underlying instrument, and (iii) the inability to effect a closing transaction on a particular option.

     There is no restriction on the percentage of a Fund's total assets which may be committed to transactions in options (except options on futures contracts as discussed below). However, the SEC considers over-the-counter options to be illiquid. As long as the SEC maintains this position, a Fund will not engage in an over-the-counter option transaction if such transaction would cause the value of such options purchased by the Fund and the assets used to cover such options written (sold) by the Fund, together with the value of other illiquid securities held by the Fund, to exceed 10% (15% for Europe Fund) of its net assets. The policy of Basic Value and Value International with respect to options is fundamental, although the particular practices followed with respect to options, such as the procedures used to cover or secure options which a Fund writes, are not deemed fundamental and may be changed by the Board of Trustees without shareholder vote.

     Each Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. Each Fund may hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward contracts as described below. The objective of a hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract or currency. There are transactional costs connected with a hedging program.

     The principal risks associated with hedging transactions are: (i) possible imperfect correlation between the prices of the options and futures contracts and the market value of a Fund's portfolio securities, (ii) possible lack of a liquid secondary market for closing out an option or futures contract transaction, (iii) the need for additional skills and techniques beyond normal portfolio management, and (iv) losses resulting from market movements not anticipated by Bartlett and/or Lombard Odier.

     No Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, no Fund may enter into transactions involving futures contracts and related options if such transactions would result in more than 5% of the fair market value of the Fund's assets being deposited as initial margin for such transactions.

     When a Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot" (I.E., cash) basis.

     In addition, a Fund may wish to lock in the U.S. dollar value of the transaction at or near the time of the purchase or sale at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the foreign security is denominated. Therefore, a Fund may enter into a forward contract. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This process is known as transaction hedging. Transaction hedging may protect a Fund from a possible loss, but will limit potential gains which might result from a positive change in the currency relationships.

     When it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the U.S. dollar value of the portfolio, a Fund may enter into a forward contract to sell, for a fixed amount of U.S.

dollars, the amount of foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. This technique is known as portfolio hedging. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Funds may also employ forward contracts to hedge against an increase in the value of the currency in which the securities a Fund intends to buy are denominated.

     A Fund may also hedge its foreign currency exchange rate risk by engaging in currency futures contracts and options transactions described above. No Fund will engage in foreign currency transactions for speculative purposes.

     A more complete description of the characteristics, risks and possible benefits of option and hedging transactions is included in the Funds' Statement of Additional Information.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price and date. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. Europe Fund may enter into repurchase agreements with respect to securities issued by the U.S. government, its agencies or instrumentalities. Under normal circumstances, no more than 25% of Europe Fund's total assets will be invested in repurchase agreements at any time.

ILLIQUID SECURITIES

     The portfolio of each Fund may contain illiquid securities. A Fund will not invest more than 10% (15% with respect to Europe Fund and Financial Services
Fund) of its net assets in securities for which there are legal or contractual restrictions on resale or other illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered generally to be illiquid (although if they are liquid they will be treated as such): repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped collateralized mortgage obligations ("CMOs"), CMOs for which there is no established market, direct investments in mortgages and restricted securities.

RESTRICTED SECURITIES

     Each Fund may invest in restricted securities, although Basic Value and Value International do not intend to invest more than 5% of their respective net assets in restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

LOANS OF PORTFOLIO SECURITIES

     Each Fund may make short- and long-term loans of their portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by Bartlett or the respective sub-adviser, in response to requests of broker/ dealers or institutional investors which Bartlett or the respective sub-adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Funds will continue to receive dividends or interest on the loaned
                                       22
securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. There is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of a Fund's total assets.

OTHER INVESTMENT COMPANIES

     Each Fund is permitted to invest in other investment companies at any time. A Fund will not invest more than 10% of its total assets in securities of other investment companies or invest more than 5% of its total assets in securi-ties of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company. If a Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees.

     Value International and Europe Fund each may invest in any closed-end investment company that holds foreign equity securities in its portfolio. For Value International, investments in the shares of closed-end investment companies that invest primarily in the equity securities of non-U.S. issuers will be included in the 65% of total assets that Value International normally would expect to invest in such issuers. Likewise, investments by Europe Fund in the shares of closed-end investment companies that invest primarily in equity securities of European issuers will be included in the 65% of total assets that Europe Fund normally would expect to invest in European issuers.

                     HOW TO PURCHASE AND REDEEM YOUR SHARES

GENERAL

     For further information concerning the purchase/redemption of your shares or for further instructions regarding any purchase/ redemption options, please contact your broker/dealer or LMFP.

     Each Fund is authorized to issue three classes of shares. Class A shares of the Funds are subject to an initial sales charge or a CDSC under limited circumstances. Class C shares are sold without an initial sales charge but are subject to a CDSC on certain redemptions and are subject to higher ongoing expenses. The third class of shares of the Funds, Class Y shares, is offered through a separate prospectus only to certain investors.

PURCHASES

     Orders received before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value for the applicable class of shares, plus any applicable sales charge, determined as of the close of the Exchange on that day. Orders received after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value for the applicable class of shares, plus any applicable sales charge, determined as of the close of the Exchange on the next day the Exchange is open. When placing purchase orders, investors should specify whether the order is for Class A or Class C shares of a Fund. All purchase orders that fail to specify a class will automatically be invested in Class A shares. The Funds and LMFP reserve the right to reject any purchase order and to suspend the offering of shares for a period of time. The Funds do not issue share certificates.

     The minimum initial investment for each class of shares is $1,000, including investments made by exchange from another Fund or Legg Mason Cash Reserve Trust, and investments through an individual retirement account ("IRA"), simplified employee pension plan ("SEP"), savings incentive match plan for employees ("SIMPLE") or other qualified retirement plan. The minimum investment for each purchase of additional shares is $100. Each Fund may reduce or waive such minimums for investments made by employer sponsored qualified retirement plans or through automatic investment programs, investments made through brokerage firms or other financial institutions, or investments made by advisory clients of Bartlett and employees of Bartlett and their families, or under other circumstances.

     Once an account has been established, investors may also purchase shares of the Funds through LMFP by bank wire. Bank wire purchases will be effected at the next determined net asset value, plus any applicable sales charge, after the bank wire is received. An investor's bank may charge a service fee for wiring money to the Funds.

     Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; an annual report for the Funds will contain financial statements audited by the Trust's independent accountants.

     Shareholder inquiries should be addressed to:

          [insert complete Fund name]
          LMFP Funds Processing
          P.O. Box 1476
          Baltimore, Maryland 21203-1476

     Telephone inquiries:

          call LMFP at (800) 800-3609

PURCHASES THROUGH BROKER/DEALERS:

     Shares of the Funds may be purchased through broker/dealers with which LMFP has entered into dealer agreements. Orders received by such broker/dealers before the close of the Exchange will be effected that day, provided that such order is transmitted to Boston Financial Data Services, Inc. ("BFDS"), the Trust's transfer agent, prior to its close of business on such day. The broker/dealer will be responsible for forwarding the investor's order to BFDS so that it will be received prior to such time. After an initial investment is made and a shareholder account is established through a broker/dealer, at the investor's option, subsequent purchases may be made directly through LMFP.

     Broker/dealers that do not have dealer agreements with LMFP also may offer to place orders for the purchase of shares. Purchases made through such broker/dealers will be effected at the net asset value per share plus any applicable sales charge next determined after the order is received by BFDS. Such a broker/dealer may charge the investor a transaction fee as determined by the broker/dealer. That fee will be in addition to the sales charge payable by the investor with respect to Class A shares, and may be avoided if shares are purchased through a broker/dealer that has a dealer agreement with LMFP or directly through LMFP.

PURCHASING CLASS A SHARES:

     Each Fund's public offering price for Class A shares is equal to the net asset value per share plus a sales charge determined in accordance with the following schedule, which may be amended from time to time:


                                                                                       Dealer
                                                         Sales Charge as a % of    Reallowance as
                                                         ----------------------     a Percentage
                                                         Offering       Net        of the Offering
Amount of Purchase                                        Price      Investment        Price
------------------                                       --------    ----------    --------------
Less than $25,000.....................................     4.75%        4.99%           4.00%
$25,000 to $49,999....................................     4.50%        4.71%           3.75%
$50,000 to $99,999....................................     4.00%        4.17%           3.25%
$100,000 to $249,999..................................     3.50%        3.63%           2.75%
$250,000 to $499,999..................................     2.50%        2.56%           2.00%
$500,000 to $999,999..................................     2.00%        2.04%           1.60%
$1 million or more*...................................     0.00%        0.00%           1.00%

* A CDSC of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more made within one year of the purchase date. See below.

     LMFP will pay the following commission to brokers that initiate and are responsible for purchases of Class A shares by any single purchaser of $2 million or more in the aggregate: 0.80% up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.
     From time to time, LMFP may reallow to broker/dealers the full amount of the sales charge on Class A shares or may pay out, in addition to a sales commission, special additional compensation and promotional incentives to broker/dealers who sell Class A shares. To the extent that LMFP reallows the full amount of the sales charge to broker/dealers, such broker/dealers may be deemed to be underwriters under the Securities Act of 1933, as amended.

SALES CHARGE WAIVERS:

     Class A shares of each Fund are sold at net asset value without imposition of sales charges when investments are made by the following classes of investors: advisory clients (and related accounts) of Bartlett & Co. or Gray, Seifert & Co., Inc., certain employee benefit or retirement accounts (subject to the discretion of Bartlett & Co.), officers and trustees of the Trust, employees of Legg Mason, Inc. and its affiliates, registered representatives or full-time employees of broker/dealers that have entered into dealer agreements with LMFP, and the children, siblings and parents of such persons. All existing shareholders of Basic Value and Value International as of July 18, 1997 will be eligible to purchase additional Class A shares of their respective Fund without the imposition of a sales charge. All shareholders who owned Class A shares of Europe Fund on July 18, 1997, and who remain as shareholders of Europe Fund, are eligible to purchase additional Class A shares of Europe Fund without the imposition of a sales charge through May 1, 1999. No initial sales charge will be imposed on Class A shares issued as a result of reinvestment of any dividends or other distributions.
     Class A shares are also sold at net asset value without the imposition of a sales charge to broker/dealers, registered investment advisors, financial institutions, or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and LMFP.

REDUCED SALES CHARGE PURCHASE PLANS -- CLASS A SHARES:

     Class A shares may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their broker/dealers or LMFP.
     RIGHT OF ACCUMULATION. Pursuant to the Right of Accumulation, shareholders are permitted to purchase shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount of the shareholder's concurrent purchases of Class A shares of other Funds plus (c) the price of all shares of Class A shares of Funds already held by the shareholder. To receive the Right of Accumulation, at the time of purchase shareholders must give their broker/dealers or LMFP sufficient information to permit confirmation of qualification.
     LETTER OF INTENT. In executing a Letter of Intent ("LOI"), a shareholder indicates an aggregate investment amount he or she intends to invest in Class A shares of a Fund and the Class A shares of other Funds in the following thirteen months. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases made concurrently with the execution of the LOI and in the thirteen months following that execution. If a shareholder executes an LOI within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the shareholder in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).
     If at the end of the thirteen month period covered by the LOI, the total amount of purchases does not equal the amount indicated, the shareholder will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the shareholder's name) and are subject to redemption to assure any necessary payment to LMFP of a higher applicable sales charge.

CONTINGENT DEFERRED SALES CHARGE  -- CLASS A SHARES:

     Purchases of Class A shares of $1,000,000 or more may be made without an initial sales charge. Purchases of Class A shares of two or more Funds may be combined for this purpose, and the Right of Accumulation and LOI also apply to such purchases. If a shareholder redeems any Class A shares that were purchased without a sales charge by reason of a purchase of $1,000,000 or more within one year after the date of purchase, a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption will be charged. Class A shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions or (2) Class A shares redeemed more than one year after their purchase. Such share purchases of at least $1,000,000 without a sales charge may be exchanged for Class A shares of another Fund without the imposition of a CDSC, although the CDSC described above will apply to the redemption of the shares acquired through an exchange. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to LMFP.

PURCHASING CLASS C SHARES:

     The public offering price of Class C shares of each Fund is the net asset value next determined after the order has been received. No initial sales charge is imposed, but Class C shares are subject to higher ongoing expenses.

CONTINGENT DEFERRED SALES CHARGE  -- CLASS C SHARES:

     A CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Class C shares made within one year of the purchase date. Class C shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions or (2) Class C shares redeemed more than one year after their purchase. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to LMFP.
     Class C shares purchased through a Legg Mason financial advisor are not subject to the CDSC.

PROGRAMS APPLICABLE TO CLASS A AND CLASS C:

     SYSTEMATIC INVESTMENT PLAN. Shares of each Fund may be purchased through the Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing BFDS to transfer funds each month from your checking account. Please contact your broker/dealer or LMFP for further information.
     AUTOMATIC INVESTMENTS. Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through their broker/dealer or LMFP.

REDEMPTIONS
     As described below, shares of the Funds may be redeemed at their net asset value (subject to any applicable CDSC). Redemption proceeds normally will settle in your LMFP brokerage account two business days after trade date; however, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of Bartlett and/or Lombard Odier, the respective Fund could be adversely affected by immediate payment. The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.

REDEMPTIONS THROUGH BROKER/DEALERS:

     Shareholders may call LMFP or their broker/dealer and give them an order for redemption. Shareholders should have the following information ready when they call: the name of the Fund, the number of shares (or dollar amount) to be redeemed and their shareholder account number. Shareholders may also send a written request for redemption to the address listed below.
     Shareholders with accounts at broker/ dealers that sell shares of the Funds may submit redemption requests to such broker/ dealers. Broker/dealers may honor a redemption request either by repurchasing shares from a redeeming shareholder at the shares' net asset value next determined after the broker/dealer receives the request or by forwarding such requests to BFDS.
     Redemption proceeds (less any applicable CDSC) normally will be paid by check or, if offered by the broker/dealer, credited to the shareholder's brokerage account at the election of the shareholder. If shares are held in the broker/dealer's "street name," the redemption must be made through the broker/ dealer. Broker/dealers may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Shareholders should contact their broker/dealers for further information.
     All redemptions will be effected at the net asset value next determined after BFDS has received the request in good order and any required supporting documentation (less any applicable CDSC). Redemption requests received before the close of the Exchange will be effected at the net asset value calculated on that day. ALL WRITTEN REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE UNLESS THE REDEMPTION PROCEEDS ARE TO BE SENT TO THE REDEEMING SHAREHOLDER AT THE SHAREHOLDER'S ADDRESS OF RECORD AS MAINTAINED BY BFDS. A signature guarantee may be obtained by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.
     Written redemption requests will be considered to be received in "good order" only if:
     1. The shareholder has indicated in writing the number of shares (or the dollar amount) of the specific class to be redeemed, the complete Fund name and shareholder account number;
     2. The written request is signed by the shareholder and by any co-owner of the account with exactly the same name or names used in establishing the account;
     3. The signatures on the written request have been guaranteed, if required, as described above.
     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. Please contact LMFP or your broker/dealer for further information.

PURCHASES AND REDEMPTIONS THROUGH INSTITUTIONS

     Certain institutions that have agreements with LMFP or the Funds may be authorized to accept purchase and redemption orders on their behalf. In that case, a Fund will be deemed to have received your purchase or redemption order when the authorized institution accepts the order, and your order will receive the next price calculated after the order has been accepted by the institution. You should consult with your institution to determine the time by which it must receive your order for you to purchase or redeem Fund shares at that day's price. It is the institution's responsibility to transmit your order to the Fund in a timely fashion.

SYSTEMATIC WITHDRAWAL PLAN

     Shareholders may elect to make systematic withdrawals from their Fund account of a minimum of $50 on a monthly basis if they are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact LMFP or your broker/dealer for further information.

REINSTATEMENT PRIVILEGE

     Shareholders who have redeemed their Class A shares in a Fund may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption ("reinstatement privilege"). Shareholders may exercise their reinstatement privilege by notifying LMFP or their broker/dealer of such desire and placing an order for the amount to be purchased within 90 days after the date of redemption. The reinstatement will be made at the net asset value next determined after the Notice of Reinstatement and order have been received by BFDS.

EXCHANGE PRIVILEGE

     As a Fund shareholder, you are entitled to exchange your shares of a Fund for the corresponding class of shares of another Fund or the Legg Mason Cash Reserve Trust (a money market mutual fund), provided that such shares are eligible for sale in your state of residence.
     Investments by exchange into a class of a Fund sold with an initial sales charge are made at the per share net asset value (plus any applicable sales charge) determined on the same business day as redemption of the Fund shares you wish to exchange.
     No initial sales charge will be imposed on an exchange where the investor paid an initial sales charge upon the purchase of shares. Investments by exchange into the Legg Mason Cash Reserve Trust, which is sold without an initial sales charge, are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. A CDSC may apply to the redemption of Class A and/or Class C shares acquired through an exchange.
     There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To effect an exchange by telephone, or to obtain further information concerning the exchange privilege, please contact LMFP or your broker/dealer.

OTHER IMPORTANT REDEMPTION INFORMATION

     The proceeds of your redemption may be more or less than your original cost. If the shares to be redeemed were paid for by check (including certified or cashier's checks) within 10 business days of the redemption request, the proceeds may not be disbursed unless the Fund can be reasonably assured that the check has been collected.
     None of the Funds will be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. Each Fund may request identifying information from callers or employ identification numbers. Each Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders. Shareholders who do not wish to have telephone redemption privileges should call LMFP or their broker/dealer for further instructions.
     Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, no Fund will redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.
     The shares of each Fund are subject to redemption at any time if the Board of Trustees of the Trust determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund.

          Telephone Transactions:
               Call LMFP at (800) 800-3609

          Mail Transactions:
               [insert complete Fund name]
               LMFP Funds Processing
               P.O. Box 1476
               Baltimore, Maryland 21203-1476

                           CALCULATION OF SHARE PRICE

     Net asset value per share of each Fund class is determined daily, as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to each class from the total assets of such class and dividing the result by the number of shares of such class outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by Bartlett and/or the respective sub-adviser, under authority delegated by the Board of Trustees. The Funds may use pricing services to determine the market value of its portfolio securities, subject to the adviser's and/or sub-adviser's review. If the Board of Trustees determines in good faith that another method of valuing options and futures contracts is necessary to appraise their fair value, such other method will be used.

     Equity securities, options and commodities listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.
     Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. However, if the adviser and/or sub-adviser believes that the market value of a security will be more accurately reflected thereby, it will use market value estimates obtained from yield spreads relating to securities with similar characteristics as to credit quality, coupon rate, maturity and other factors. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.
     For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then-prevailing exchange rates. In computing the net asset value of a Fund, the values of foreign portfolio securities are generally based upon market quotations that, depending upon the exchange or market, may be last sale price, last bid price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.
     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the Exchange is open. Trading of these securities may not take place on every business day the Exchange is open. In addition, trading may take place in various foreign markets on Saturdays or on other days when the Exchange is not open and on which a Fund's share price is not calculated. Therefore, the value of the portfolio of a Fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.
     The calculation of the share price of a Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless the advier and/or sub-adviser determines, subject to review by the Trust's Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund distributes substantially all of its investment company taxable income (which consists of net investment income, net short-term capital gain and net gains from certain foreign currency transactions), if any, in the form of dividends to its shareholders of each class. Value International and Basic Value each declares and pays dividends from net investment income on a quarterly basis and dividends from any net short-term capital gains annually; Europe Fund and Financial Services Fund each declares and pays all dividends on an annual basis. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any, after the end of the taxable year in which the gains are realized.

A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information.

     Dividends and other distributions, if any, on Class A or Class C shares of a Fund held in an IRA, SEP, SIMPLE or other qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in the corresponding class of shares of the distributing Fund on the payment date (including instances when no election is made). Other shareholders may elect to:

     1. Receive both dividends and other distributions in shares of the corresponding class of the distributing Fund (automatic option -- no action needed);
     2. Receive dividends in cash and other distributions in shares of the corresponding class of the distributing Fund;
     3. Receive dividends in shares of the corresponding class of the distributing Fund and other distributions in cash; or
     4. Receive both dividends and other distributions in cash.
     If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
     In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Fund. Please contact LMFP or your broker/dealer for additional information concerning this option. If no election is made, both dividends and other distributions are credited to your account in shares of the corresponding class of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above are also credited to your account at that net asset value. Shareholders electing to receive dividends and/or other distributions in cash will be sent a check or will have their brokerage account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o LMFP Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

                                     TAXES

     Each Fund intends to qualify or continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that it distributes to its shareholders.

     Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in shares) are taxable to its shareholders (other than IRAs, SEPs, SIMPLEs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares. The maximum tax rate applicable to a noncorporate taxpayer's net capital gain recognized on capital assets held for more than one year is 20% (10% for taxpayers in the 15% marginal tax bracket). In the case of a regulated investment company, such as the Funds, the relevant holding period is determined by how long the Fund has held the portfolio security on which the gain was realized, not by how long you have held your Fund shares.
     Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during the year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.


     A redemption of Fund shares may result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any other Fund or the Legg Mason Cash Reserve Trust generally will have similar tax consequences. See "How to Purchase and Redeem Your Shares -- Exchange Privilege," above. Special rules apply when a shareholder redeems or exchanges Class A shares of a Fund within 90 days after purchase thereof and subsequently reacquires shares of the same Fund or acquires shares of another Fund or the Legg Mason Cash Reserve Trust without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. See "How to Purchase and Redeem Your Shares -- Reinstatement Privilege" and " -- Exchange Privilege," above. In these cases, any gain on the redemption or exchange of the original Fund shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the shares subsequently acquired. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

     A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of shares immediately before the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.

     Shareholders may be entitled to claim tax credits or deductions, subject to certain limitations, for foreign income taxes paid by a Fund (see "Additional Tax Information" in the Statement of Additional Information). Each Fund will notify its shareholders if such credit or deduction is available.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of your home state and locality or country of residence. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

                            MANAGEMENT OF THE TRUST

BARTLETT & CO.

     Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio, serves as investment adviser and administrator to each Fund. Bartlett is an investment advisory firm which has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1898. As of March 31, 1998, Bartlett had aggregate assets under management of approximately $3.1 billion. Bartlett is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

     Pursuant to an Investment Management and Administration Agreement, which was approved by the Board of Trustees, Bartlett acts as investment adviser for each Fund and has responsibility for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, except with respect to Europe Fund, where it has delegated that responsibility to Lombard Odier and except with respect to Financial Services Fund, where it has delegated that responsibility to Gray, Seifert. Bartlett also supervises all aspects of the operations of each Fund in its capacity as administrator for each Fund.
     Bartlett receives for its services a management fee from each Fund attributable to the net assets of each class, calculated daily and payable monthly. For its services to Basic Value, Bartlett receives an annual fee of 0.75% of its average daily net assets; for its services to Value International, Bartlett receives an annual fee of 1.25% of its average daily net assets; for its services to Europe Fund, Bartlett receives an annual fee of 1.00% of its average daily net assets; and for its services to Financial Services Fund, Bartlett receives an annual fee of 1.00% of its average daily net assets.


LOMBARD ODIER


     Lombard Odier, Norfolk House, 13 Southampton Place, London WC1A 2AJ, England, serves as investment sub-adviser to Europe Fund pursuant to a Sub-Advisory Agreement with Bartlett, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Lombard Odier will receive from Bartlett (not Europe Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to Bartlett by the Fund under the Investment Management and Administration Agreement, taking into account any fee waiver arrangements in effect for Europe Fund (see below).

     Lombard Odier specializes in advising and managing investment portfolios for institutional clients and also serves as investment adviser for one other investment company. As of March 31, 1998, Lombard Odier had approximately $8.3 billion in aggregate assets under management. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.


GRAY, SEIFERT

     Gray, Seifert, 380 Madison Avenue, New York, New York, serves as investment sub-adviser to Financial Services Fund pursuant to a Sub-Advisory Agreement with Bartlett, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Gray, Seifert will receive from Bartlett (not Financial Services Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to Bartlett by the Fund for advisory and administrative services, taking into account any fee waiver arrangements in effect for Financial Services Fund (see below).


     Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. Gray, Seifert has not previously advised a mutual fund; however, it has been the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. As of August 18, 1998, Gray, Seifert had approximately $1.3 billion in aggregate assets under management. Gray, Seifert is an indirect, wholly owned subsidiary of Legg Mason, Inc.


FEE WAIVERS

     Bartlett has agreed to waive fees to the extent that a Fund's expenses exceed the following annual rates of average daily net assets until May 1, 1999:

                                    CLASS A    CLASS C
                                    -------    -------
Value International                  1.80%      2.55%
Basic Value                          1.15%      1.90%
Europe Fund                          1.85%      2.60%
Financial Services Fund              1.50%      2.25%


     These agreements are voluntary and may be terminated by Bartlett at any time. Each Fund pays all its other expenses which are not assumed by Bartlett.

EXPENSE RATIOS

     For the fiscal period ended December 31, 1997, the ratio of each Fund's expenses to its average net assets (after application of any fee waivers) was:

                                    CLASS A    CLASS C
                                    -------    -------
Value International                  1.78%      2.55%
Basic Value                          1.13%      1.90%
Europe Fund                          1.90%      2.50%


     As of the date of this Prospectus, Financial Services Fund has not yet begun operations. In addition to management and distribution fees, that Fund, like the others, will be responsible for interest, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, compensation of the independent trustees, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying Fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with industry organizations.


PORTFOLIO MANAGERS

     James A. Miller, CFA, Vice President of the Trust, and Woodrow H. Uible, CFA, Vice President of the Trust, are responsible for co-managing Basic Value. Mr. Miller is a Senior Portfolio Manager, President and a Director of Bartlett. Mr. Miller joined Bartlett in 1977 and is a member of its Institutional Investment Group. Mr. Uible is a Senior Portfolio Manager of Bartlett. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes.
     Madelynn M. Matlock, CFA, Vice President of the Trust, is primarily responsible for managing Value International. Ms. Matlock, Director of International Investments for Bartlett, joined Bartlett in 1981. She also served as Director of Research for Bartlett from 1983 to 1992.

     Neil Worsley, Director and Senior Investment Manager of Lombard Odier, and William Lovering, Assistant Director of Lombard Odier, serve as portfolio co-managers of Europe Fund. Mr. Worsley joined Lombard Odier in December 1990. Mr. Lovering joined Lombard Odier in August 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.
     Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert is Chairperson of the Board and a Director of Gray, Seifert, and has been with Gray, Seifert since its inception in 1980. Ms. LaGuardia is Senior Vice President and Director of Research at Gray, Seifert. Ms. LaGuardia has been employed at Gray, Seifert since 1982.


YEAR 2000

     Like other mutual funds and other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by Bartlett and each sub-adviser, other service providers and entities with computer systems that are linked to Fund records do not accurately process and calculate date sensitive information after January 1, 2000. This is commonly referred to as the "Year 2000 Issue." Calculating net asset value, redeeming shares, delivering account statements and providing other information to shareholders are all functions that are performed by computer. Bartlett and each sub-adviser are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to the computer systems they use and to obtain satisfactory assurances that each of the Fund's other major service providers will continue to provide services without interruption. However, there can be no certainty that these steps will be sufficient to avoid any adverse impact on the Fund.
     The companies in which the Fund invests also could be adversely affected by the Year 2000 Issue. While many companies are taking steps to address the Year 2000 Issue, there can be no assurance that these steps will be sufficient to avoid an adverse impact. Bartlett and each sub-adviser endeavor to obtain information on this problem, but it is difficult to assess accuracy or completeness, or potential impact on portfolio companies if their suppliers suffer from the problems.


LMFP

     LMFP is the distributor, or principal underwriter, of each Fund's shares pursuant to a Distribution Agreement with the Trust on behalf of each Fund. The Distribution Agreement obligates LMFP to pay certain expenses in connection with the offering of shares of each Fund, including any compensation to broker/dealers, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. LMFP collects the sales charges imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A and Class C shares. LMFP reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the schedule set forth under "Purchase of Shares," and may from time to time reallow the full amount of the sales charge. LMFP may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of the Funds. LMFP is a wholly owned subsidiary of Legg Mason, Inc.
     The Board of Trustees of the Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, with respect to each Fund's Class A shares ("Class A Plan"). The Class A Plan provides that as compensation for its ongoing services to investors, each Fund may pay LMFP a service fee at an annual rate of 0.25% of the average daily net assets of each Fund's Class A shares. Pursuant to a separate Plan of Distribution adopted with respect to each Fund's Class C shares ("Class C Plan"), each Fund may pay LMFP distribution and service fees at an annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of each Fund's Class C shares for its activities and expenses related to the sale and distribution of Class C shares and its ongoing services to investors.
     These fees are calculated daily and paid monthly. The fees received by LMFP during any year may be more or less than its costs of providing distribution and shareholder services for Class A and Class C shares. NASD rules limit the amount of annual distribution fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution fees received. Each Fund's distribution plans comply with those rules.

                            DESCRIPTION OF THE TRUST

     The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on October 31, 1982. The business activities of the Trust are supervised by its Board of Trustees. Like other mutual funds, the Trust retains various organizations to perform specialized services.

     The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, all without par value. Shares of four series, consisting of the Funds, have been authorized.

     The shares of beneficial interest of each Fund are divided into three classes, designated Class A, Class C and Class Y shares. Each class represents interests in the same assets of the Fund. The classes differ as follows: (1) each of Class A and Class C has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares generally are subject to an initial sales charge, and may, under limited circumstances, be subject to a CDSC, and bear ongoing service fees, (3) no initial sales charge is imposed on Class C shares, but Class C shares may be subject to a CDSC, and bear ongoing distribution and service fees, and (4) each Class may bear differing amounts of certain class-specific expenses.
     The differing sales charges and other expenses applicable to the different classes of each Fund's shares may affect the performance of those classes. More information concerning the classes of shares of the Funds may be obtained by calling LMFP at
(800) 800-3609.
     Any trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold annual meetings of shareholders. Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights. A separate vote is taken by a class of shares of a Fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.
     The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate actions.
     Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

INVESTMENT ADVISER
Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio 45202-3896

INVESTMENT SUB-ADVISER TO EUROPE FUND
Lombard Odier International Portfolio
  Management Limited
Norfolk House
13 Southampton Place
London WC1A 2AJ, England


INVESTMENT SUB-ADVISER TO FINANCIAL SERVICES FUND
Gray, Seifert & Co., Inc.
380 Madison Avenue
New York, New York 10017


CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

SUB-CUSTODIAN FOR EUROPE FUND
The Chase Manhattan Bank, N.A.
1 Chaseside
Bournemouth, Dorset BH7 7DB
England

TRANSFER AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201


LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036
---------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS BEING AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST TO SELL ITS SHARES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.
---------------------------------------------------
Printed on Recycled paper

                                            BARTLETT
                                              MUTUAL
                                               FUNDS

                                          PROSPECTUS
                                  NOVEMBER    , 1998

                                            BARTLETT
                            VALUE INTERNATIONAL FUND

                                            BARTLETT
                                    BASIC VALUE FUND

                                            BARTLETT
                                         EUROPE FUND

                                            BARTLETT
                             FINANCIAL SERVICES FUND


                                      Class Y Shares

                              BARTLETT CAPITAL TRUST

                                   PROSPECTUS
                                 CLASS Y SHARES

                               November   , 1998


TABLE OF CONTENTS

Prospectus Highlights......................................................... 2
Fund Expenses................................................................. 5
Financial Highlights.......................................................... 6
Investment Performance....................................................... 10
Investment Objectives and Policies........................................... 10
Investment Policies, Techniques and Risk
  Considerations............................................................. 13
How to Purchase and Redeem Your Shares....................................... 19
Calculation of Share Price................................................... 21
Dividends and Other Distributions............................................ 22
Taxes........................................................................ 23
Management of the Trust...................................................... 24
Description of the Trust..................................................... 27

--------------------------------------------------------------------------------

Bartlett Capital Trust ("Trust") is an open-end management investment company which currently offers four series: Bartlett Value International Fund, Bartlett Basic Value Fund, Bartlett Europe Fund and Bartlett Financial Services Fund (each a "Fund").

BARTLETT VALUE INTERNATIONAL FUND ("Value International") seeks capital appreciation by investing primarily in foreign equity securities believed by its adviser, Bartlett & Co. ("Bartlett" or "Adviser"), to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

BARTLETT BASIC VALUE FUND ("Basic Value") seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by the Adviser to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

BARTLETT EUROPE FUND ("Europe Fund") seeks long-term growth of capital by investing primarily in equity securities of European issuers which Lombard Odier International Portfolio Management Limited ("Lombard Odier"), investment sub-adviser to Europe Fund, believes are undervalued and thus may offer above-average potential for capital appreciation.


BARTLETT FINANCIAL SERVICES FUND ("Financial Services Fund") seeks long-term growth of capital by investing primarily in securities of issuers in the financial services industry which Gray, Seifert & Co., Inc. ("Gray, Seifert"), investment sub-adviser to Financial Services Fund, believes are attractively priced relative to their intrinsic value.

     This Prospectus sets forth concisely the information about the Funds that you ought to know before investing. Please read and retain this Prospectus for future reference. A Statement of Additional Information for the Funds dated November [ ], 1998 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling LM Financial Partners, Inc. ("LMFP"), the Trust's distributor, at (800) 800-3609.


     The Class Y shares described in this Prospectus are currently offered for sale only to advisory clients of Bartlett that are employee benefit or retirement plans, other than individual retirement accounts ("IRAs"), to retirement plans having net assets of at least $10 million, to purchasers of $5 million or more in shares of any Fund, and to participants in certain wrap fee investment advisory programs that are currently or in the future sponsored by Bartlett and that may invest in Bartlett proprietary funds, provided that shares are purchased through or in connection with those programs.

     INVESTORS SHOULD BE COGNIZANT OF THE UNIQUE RISKS OF INTERNATIONAL INVESTING, INCLUDING EXPOSURE TO CURRENCY FLUCTUATIONS AND TO FOREIGN ECONOMIC AND POLITICAL CHANGES.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     For further information, call (800) 800-3609 or contact your broker/dealer.

                             BARTLETT CAPITAL TRUST

                             PROSPECTUS HIGHLIGHTS

                       Bartlett Value International Fund
                           Bartlett Basic Value Fund
                              Bartlett Europe Fund
                        Bartlett Financial Services Fund


     The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES:        VALUE INTERNATIONAL is a diversified, professionally managed portfolio seeking to provide capital appreciation. In attempting to achieve the Fund's objective, the Fund normally invests at least 65% of its total assets in equity securities of non-U.S.
                                           issuers.

                                           BASIC VALUE is a diversified, professionally managed portfolio seeking to provide capital appreciation. In attempting to achieve the Fund's objective, the Fund invests primarily in common stocks or securities convertible into common stocks. The Fund seeks to diversify its investments across industry sectors.

                                           EUROPE FUND is a diversified, professionally managed portfolio seeking to provide long-term growth of capital. In attempting to achieve the Fund's objective, the Fund normally invests at least
                                           65% of its total assets in equity securities of European issuers.

                                           FINANCIAL SERVICES FUND is a newly organized diversified,
                                           professionally managed portfolio seeking long-term growth of capital.
                                           In attempting to achieve the Fund's objective, the Fund invests primarily in securities of issuers in the financial services industry which Gray, Seifert believes are attractively priced relative to their intrinsic value.

INVESTMENT ADVISER:                        Bartlett & Co. has provided investment advice to individuals, pension and profit-sharing plans and trust accounts since 1898.

INVESTMENT SUB-ADVISER TO                  Lombard Odier International Portfolio Management Limited, a
EUROPE FUND:                               subsidiary of one of the oldest and largest private banks in
                                           Switzerland, specializes in advising and managing investment portfolios for institutional clients.

INVESTMENT SUB-ADVISER TO                  Gray, Seifert & Co., Inc., an indirect wholly owned subsidiary of
FINANCIAL SERVICES FUND:                   Legg Mason, Inc.


PURCHASE PLAN:                             Class Y shares are offered only to a limited class of investors.

CLASS Y SHARES:                            Offered for sale only (1) to advisory clients of Bartlett that are employee benefit or retirement plans, other than IRAs, (2) to retirement plans having net assets of at least $10 million, (3) to purchasers of $5 million or more in shares of any Fund, and (4) to participants in certain wrap fee investment advisory programs that are currently or in the future sponsored by Bartlett and that may invest in Bartlett proprietary funds, provided that shares are purchased through or in connection with those programs. See "How to Purchase and Redeem Your Shares."

INITIAL PURCHASE:                          $1,000 minimum, generally, subject to the above limitations.

SUBSEQUENT PURCHASES:                      $100 minimum, generally.

EXCHANGE PRIVILEGE:                        Exchanges may be made for shares of the corresponding class of shares of any other Fund and for shares of Legg Mason Cash Reserve
                                           Trust, a money market mutual fund. See "Exchange Privilege."

DIVIDENDS AND OTHER DISTRIBUTIONS:         Dividends from net investment income are declared and paid quarterly by Value International and Basic Value and annually by
                                           Europe Fund and Financial Services Fund. Distributions of net capital gains are declared and paid annually for each Fund. See "Dividends and Other Distributions." All dividends and other distributions are automatically reinvested in Fund shares unless cash payments are requested.

RISK FACTORS:                              There can be no assurance that any Fund will achieve its
                                           investment objective. Each Fund's net asset value will fluctuate, reflecting fluctuations in the value of its securities. The value of the equity and other instruments held by the Funds is subject to market risk. The market risk of equity securities is generally perceived to be higher than that of any other securities of an issuer. The value of debt instruments generally fluctuates inversely with movements in market interest rates. The values of longer-term debt securities generally fluctuate more than those of shorter-term securities.

                                           Changes in economic conditions in, or governmental policies of, foreign nations may have a significant impact on the performance of Value International and Europe Fund. Foreign investment involves a possibility of expropriation, nationalization,
                                           confiscatory taxation, limitations on the use or removal of funds or other assets of a Fund, the withholding of tax on interest or dividends, and restrictions on the ownership of securities by foreign entities such as the Funds. Fluctuations in the value of foreign currencies relative to the U.S. dollar also will affect the value of Fund holdings denominated in such currencies.

                                           Each Fund's participation in hedging and option strategies also involves certain investment risks and transaction costs. None of the Funds should be considered a complete investment program. See
                                           "Investment Objectives and Policies" and "Investment Policies,
                                           Techniques and Risk Considerations."

                                 FUND EXPENSES


      The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in Class Y shares of a Fund will bear directly or indirectly. The expenses and fees set forth below are based on average net assets and annual Fund operating expenses relating to Class Y shares, for the periods ended December 31, 1997. For Financial Services Fund, which has no operating history prior to the date of this Prospectus, other expenses are based on estimates for the current fiscal year and fees are adjusted for current expense limits and fee waiver levels.


                                 CLASS Y SHARES
--------------------------------------------------------------------------------

                                                   Value        Basic    Europe      Financial
Shareholder Transaction Expenses               International    Value     Fund     Services Fund
--------------------------------               -------------------------------------------------
Maximum sales charge on purchases                   None         None     None          None
Deferred sales charges                              None         None     None          None
Redemption or exchange fees                         None         None     None          None


Annual Fund Operating Expenses(a)(b)
(as a % of average net assets)
------------------------------------
Management fees                                     1.25%        0.75%    1.00%         0.85%
12b-1 fees                                          None         None     None          None
Other expenses                                      0.19%        0.11%    0.31%         0.40%
                                               -------------------------------------------------
Total operating expenses (after fee waivers)        1.44%        0.86%    1.31%         1.25%



(a) Pursuant to voluntary expense limitations, the Adviser has agreed to waive fees to the extent that Value International's Class Y expenses exceed 1.55%, Basic Value's Class Y expenses exceed 0.90%, Europe Fund's Class Y expenses exceed 1.60%, and Financial Services Fund's Class Y expenses exceed 1.25% of their respective average daily net assets through May 1, 1999. In the absence of such waivers, the expected management fee, other expenses and total operating expenses of Financial Services Fund would be 1.00%, 0.40% and 1.40%, of average daily net assets.

(b) The expense information has been restated to reflect current fees and expenses.

EXAMPLE

     The following example illustrates the expenses that you would pay on a $1,000 investment in Class Y shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. The Funds charge no redemption fees of any kind.


                                      1 year    3 years    5 years    10 years
                                      ------    -------    -------    --------
VALUE INTERNATIONAL................    $ 15       $46       $  79       $172
BASIC VALUE........................    $  9       $27       $  48       $106
EUROPE FUND........................    $ 13       $42       $  72       $158
FINANCIAL SERVICES FUND............    $ 13       $40         N/A        N/A


    THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF CLASS Y SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Class Y shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which Bartlett waives its fees and the extent to which Class Y shares incur variable expenses, such as transfer agency costs.

                              FINANCIAL HIGHLIGHTS


      The financial information in the tables that follow for the six months ended June 30, 1998 is unaudited. The financial information in the tables that follow for the periods ended December 31, 1997 has been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements for Value International and Basic Value for the nine months ended December 31, 1997, the financial statements for Europe Fund for the year ended December 31, 1997 and the report of PricewaterhouseCoopers LLP thereon are included in the Funds' combined annual report to shareholders and are incorporated by reference into the Statement of Additional Information. The annual report for the Funds is available to shareholders without charge by calling LMFP at (800) 800-3609. As of the date of this Prospectus, Financial Services Fund has not commenced operations.

                       BARTLETT VALUE INTERNATIONAL FUND

                                                                       Class Y
                                                   ------------------------------------------------
                                                        Six Months         August 15, 1997(A) to
                                                   Ended June 30, 1998(F)    December 31, 1997
---------------------------------------------------------------------------------------------------
Net asset value,
  Beginning of period                                     $ 12.33               $  15.27
---------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                (.05)(B)               (.11)(B)
 Net realized and unrealized gains
   (losses) on investments and foreign
   currency transactions                                      .42                  (1.21)
---------------------------------------------------------------------------------------------------
Total from investment operations                              .37                  (1.32)
---------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment
   income                                                      --                   (.24)
 Distributions from realized gains                             --                  (1.38)
---------------------------------------------------------------------------------------------------
Total distributions                                            --                  (1.62)
---------------------------------------------------------------------------------------------------
Net asset value,
  End of period                                           $ 12.70               $  12.33
---------------------------------------------------------------------------------------------------
Total return                                                 3.00%(C)              (8.38%)(C)
---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)                         $ 9,246               $ 13,084
Ratio of net expenses to average net
  assets                                                     1.49%(B,D)             1.44%(B,D)
Ratio of net investment income to
  average net assets                                         1.26%(B,D)             (.75%)(B,D)
Portfolio turnover rate                                        30%(D)                 44%(D)
Average commission rate paid(E)                           $ .0421               $  .0227
---------------------------------------------------------------------------------------------------



(A) Commencement of operations of this Class.

(B) Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.59%.

(C) Not Annualized

(D) Annualized

(E) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

(F) Unaudited

                           BARTLETT BASIC VALUE FUND

                                                                       Class Y
                                                   ------------------------------------------------
                                                        Six Months         August 15, 1997(A) to
                                                   Ended June 30, 1998(F)    December 31, 1997
---------------------------------------------------------------------------------------------------
Net asset value,
  Beginning of period                                    $18.87                    $21.92
---------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                               .12(B)                    .18(B)
 Net realized and unrealized gains
   (losses) on investments and foreign
   currency transactions                                   1.09                      1.94
---------------------------------------------------------------------------------------------------
Total from investment
  operations                                               1.21                      2.12
---------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
   investment income                                         --                      (.23)
 Distributions from realized gains                           --                     (4.94)
---------------------------------------------------------------------------------------------------
Total distributions                                          --                     (5.17)
---------------------------------------------------------------------------------------------------
Net asset value,
  End of period                                          $20.08                    $18.87
---------------------------------------------------------------------------------------------------
Total return                                               6.41%(C)                 10.97%(C)
---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)                        $2,589                    $2,387
Ratio of net expenses to average
  net assets                                                .83%(B,D)                 .86%(B,D)
Ratio of net investment income
  to average net assets                                    1.24%(B,D)                1.51%(B,D)
Portfolio turnover rate                                      30%(D)                    42%(D)
Average commission rate paid(E)                          $.0764                    $.0723
---------------------------------------------------------------------------------------------------



(A) Commencement of operations of this Class.

(B) Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 0.96%.

(C) Not Annualized

(D) Annualized

(E) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

(F) Unaudited

                             BARTLETT EUROPE FUND(A)

                                                                      Class Y
                                                   ------------------------------------------------
                                                         Six Months        August 21, 1997(B) to
                                                   Ended June 30, 1998(G)    December 31, 1997
---------------------------------------------------------------------------------------------------
Net asset value,
  Beginning of period                                        $21.01                $25.61
---------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                   .09(C)               (.04)(C)
 Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions                                       6.74                  1.27
---------------------------------------------------------------------------------------------------
Total from investment
  operations                                                   6.83                  1.23
---------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
   investment income                                             --                    --
 In excess of net investment
   income                                                        --                    --
 Distributions from net
   realized gains                                                --                 (5.83)
---------------------------------------------------------------------------------------------------
Total distributions                                              --                 (5.83)
---------------------------------------------------------------------------------------------------
Net asset value,
  End of period                                              $27.84                $21.01
---------------------------------------------------------------------------------------------------
Total return                                                   32.6%(D)               4.9%(D)
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $8,840                $8,025
Ratio of net expenses to
  average net assets                                           1.48%(C,E)            1.31%(C,E)
Ratio of net investment income
  to average net assets                                         .82%(C,E)            (.60%)(C,E)
Portfolio turnover rate                                         113%(E)               123%
Average commission rate paid(F)                              $.0526                $.0374
---------------------------------------------------------------------------------------------------



(A) The financial information in this table for the year ended December 31, 1997 is for Bartlett Europe Fund and Worldwide Value Fund. Prior to July 1, 1997 the Worldwide Value Fund operated as a closed-end fund.

(B) Commencement of operations of this Class.

(C) Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been 1.49%.

(D) Not Annualized

(E) Annualized

(F) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

(G) Unaudited

                             INVESTMENT PERFORMANCE

     From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions, of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-by-year results, tend to smooth out variations in a fund's return. No adjustment will be made for any income taxes payable by shareholders.


     At December 31, 1997, Basic Value and Value International changed their year end from March 31 to December 31. Total returns as of December 31, 1997 are shown below. Prior to the date of this Prospectus, Financial Services Fund has not commenced operations.


--------------------------------------------------------------------------------

Class Y Shares:

                                      Basic          Value          Europe
Cumulative Total Return               Value      International       Fund
-----------------------            -----------------------------------------

[S]                                [C]           [C]              [C]
Life of Class                      +10.97%(a)      -8.38%(b)      +4.93%(c)

(a) Commencement of sale of Class Y of Basic Value  -- August 15, 1997
(b) Commencement of sale of Class Y of Value International  -- August 15, 1997
(c) Commencement of sale of Class Y of Europe Fund  -- August 21, 1997

     Total return information reflects past performance and is not a prediction or guarantee of future results. Investment return and share price will fluctuate, and the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Further information about each Fund's performance is contained in the Funds' combined annual report to shareholders, which may be obtained without charge by calling LMFP at (800) 800-3609.

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objective of Basic Value, Value International and Financial Services Fund may be changed without shareholder approval; however, shareholders of these Funds will be given a minimum of 30 days' prior written notice before any change in investment objective becomes effective. Europe Fund's investment objective may not be changed without shareholder approval.


                       BARTLETT VALUE INTERNATIONAL FUND

     The investment objective of Value International is to seek capital appreciation. The Fund seeks its objective by investing primarily in foreign equity securities believed by Bartlett to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     The Fund invests primarily in equity securities of non-U.S. issuers generally consisting of common stocks, common stock equivalents and preferred stocks. The Fund also may invest indirectly in foreign equity securities by purchasing American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities and by purchasing shares of closed-end investment companies that hold foreign equity securities in their portfolios.

     There is no requirement that the Fund invest exclusively in foreign equity securities. The Fund may invest in other types of foreign securities such as fixed income obligations of foreign companies, foreign governments, foreign governmental agencies and international organizations. In addition, the Fund may invest a portion of its assets in U.S. government obligations, debt and equity obligations of U.S. issuers, and repurchase agreements, and may hold a portion of its assets in cash and U.S. dollar-denominated time deposits.

     In seeking its objective, the Fund intends to diversify its investments among issuers representing various countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of non-U.S. issuers. The Fund may invest in countries in Europe, the Far East, Latin America, Asia, Africa, Canada, Australia and other geographic regions. The Fund may, from time to time, have more than 25% of its total assets invested in any major industrial or developed country which in the view of Bartlett poses no unique investment risk. If circumstances warrant, for temporary defensive purposes, the Fund may invest substantially all of its assets in one or two countries.

     The Fund may employ several investment techniques, including the use of options, hedging programs, currency transactions, repurchase agreements, lending of portfolio securities, short sales "against the box" and forward commitment transactions. For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements.

     Bartlett selects portfolio securities on the basis of what it considers to be the intrinsic value of each security. In analyzing the intrinsic value of a specific security, particular emphasis is given to such characteristics as relative price/earnings ratio, dividend yield, and price/book value ratio. In making investment decisions, Bartlett considers all other pertinent factors affecting the intrinsic value of a security, including financial, tax, social, political and national conditions.

     Although the Fund provides a means for individuals and institutional investors to invest a portion of their assets outside the U.S., it should not be considered a complete investment program. In addition, investments in foreign securities may be subject to risks not typically associated with investments in domestic securities. See "Foreign Securities" for a more complete discussion of certain risks associated with investments in foreign securities.

     See "Investment Policies, Techniques and Risk Considerations" beginning at page 13 for a more detailed discussion of risks associated with the securities and investment techniques discussed above.

                           BARTLETT BASIC VALUE FUND

     The investment objective of Basic Value is to seek capital appreciation. The Fund seeks its objective by investing primarily in common stocks or securities convertible into common stocks that Bartlett believes to be selling at attractive prices relative to their intrinsic value. Income is a secondary consideration. In determining whether a specific security represents investment value, particular emphasis is given to such characteristics as low debt, relative price/earnings ratio, dividend yield, and price/book value ratio. The Fund seeks to diversify its investments across industry sectors. The Fund's investments may include foreign securities.

     In seeking its objective, Basic Value invests only in securities of companies with at least three years of operating history. Due to the Fund's disciplined investment methodology, and the cyclical nature of the economy and investment markets, there will be times when Bartlett is unable to purchase reasonably valued common stocks and common stock equivalents. At these times, the Fund may hold all or a portion of its assets in fixed income securities.

     The Fund may employ several investment techniques, including the use of options, hedging programs, currency transactions, repurchase agreements, reverse repurchase agreements and dollar rolls, lending of portfolio securities, short sales, short sales "against the box," structured securities and forward commitment transactions. For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements.

     For a further discussion of the risks associated with these securities and techniques, see "Investment Policies, Techniques and Risk
Considerations,"beginning on page 13.

                              BARTLETT EUROPE FUND

     The investment objective of Europe Fund is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of European issuers that Lombard Odier believes are undervalued and thus may offer above-average potential for capital appreciation.

     The Fund invests primarily in equity securities, including common stock, preferred stock, convertible securities, rights and warrants, but may also invest in bonds, notes and other fixed income securities. The Fund will normally invest at least 65% of its total assets in equity securities and may invest up to 35% of its total assets in fixed income securities. When conditions warrant, for temporary defensive purposes, the Fund may invest over 35% and as much as 100% of its total assets in fixed income securities. The fixed income securities in which the Fund may invest generally include obligations of foreign or domestic governments, government agencies or municipalities, and obligations of foreign or domestic companies. The Fund may invest in fixed income securities without regard to rating, although Lombard Odier does not anticipate that more than 5% of the Fund's total assets will be invested in fixed income securities rated lower than "investment grade" (that is, Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P")), or, if unrated, deemed by Lombard Odier to be of comparable quality. Most fixed income securities of foreign issuers are not rated by Moody's or S&P. Generally, the fixed income securities in which the Fund will invest will be those which Lombard Odier believes offer potential for capital appreciation, either because of anticipated changes in the general level of interest rates, or because of anticipated improvement in the issuer's credit rating.

     For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations. The Fund may also enter into repurchase agreements.

     The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund's portfolio transactions will be effected in the primary trading market for the given security.

     The Fund may also invest in depositary receipts and securities of other investment companies, and may enter into when-issued and delayed-delivery transactions. The Fund is authorized to invest in options, futures and options on futures contracts and may enter into foreign currency transactions and forward foreign currency exchange contracts ("forward contracts"). The Fund may invest up to 15% of its net assets in illiquid or restricted securities.


                        BARTLETT FINANCIAL SERVICES FUND

     The investment objective of Financial Services Fund is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers in the financial services industry that Gray, Seifert believes are undervalued and thus may offer above-average potential for capital appreciation.

     The financial services companies in which the Fund may invest include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, financial conglomerates and foreign financial services companies. Some of the companies in which the Fund may invest have material operations in more than one of the sectors of the financial services industry, including, for example, companies with banking, finance and asset management operations. In addition, the Fund may invest in other companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and rating services, internet services, business services. The Fund also may invest in companies that provide ancillary services or products to companies in the financial services industry.


     The Fund invests primarily in equity securities, including common stock, convertible securities and rights and warrants. It is not anticipated that the Fund will invest more than 25% of its total assets in convertible securities, and not more than 5% of its assets in below investment grade convertible securities. The Fund will not invest in bonds, notes and other fixed-income securities except for temporary or extraordinary circumstances. The Fund may invest up to 25% of its total assets in foreign securities, not including ADRs. The Fund will invest primarily in securities of issuers with market capitalizations in the range of $1 to $12 billion. However, the Fund will also invest in securities of issuers with smaller and larger capitalizations.


     For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and coporate obligations. The Fund may also enter into repurchase agreements.


     Gray, Seifert bases the Fund's stock selection on the fundamental prospects of each issuer using analysis of its products and financial statements. A critical step in the investment process is evaluating and knowing an issuer's management in order to understand its vision, character and goals.

     Except as otherwise noted, the investment policies of each Fund described herein may be changed by the Trust's Board of Trustees without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

            INVESTMENT POLICIES, TECHNIQUES AND RISK CONSIDERATIONS

     This section contains general information about various types of securities and investment techniques. Each Fund may invest in any security or employ any investment technique described in this section unless specifically noted otherwise. Each Fund may purchase combinations of different types of securities provided that the securities in the combination are permissible investments of the Fund.

EQUITY SECURITIES

     Equity securities include common stock, preferred stock and other similar securities such as convertible preferred stock, convertible debentures, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

FOREIGN SECURITIES


     Each Fund may invest in foreign equity securities. Value International and Europe Fund are expected normally to invest at least 65% of their respective assets in foreign securities. As noted above, Financial Services Fund will limit its investments in foreign securities to 25% of its total assets not including ADRs.

     ADRs, EDRs and other similar securities convertible into securities of foreign companies provide a means for investing indirectly in foreign equity securities. ADRs are receipts typically issued by a U.S. bank evidencing ownership of the underlying foreign securities. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent an ADR or EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. Each Fund may invest in ADRs and EDRs.

     Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar-denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar-denominated obligations issued by foreign companies and traded on foreign markets).

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations, which include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related governmental agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market. Each Fund may include foreign fixed income securities and foreign government obligations in its portfolio.

     Value International and Europe Fund under normal conditions will invest at least 65% of their assets in foreign securities and European securities, respectively. For purposes of this 65% test, foreign and European securities respectively include securities of issuers: (i) which are organized under the laws of a foreign country or Europe; (ii) for which the principal trading market is in a foreign country or Europe; or (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in foreign countries or Europe or which have at least 50% of their assets situated in foreign countries or Europe.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchange, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of confiscatory foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

EMERGING MARKETS

     Value International and Europe Fund may invest in securities of issuers based in emerging markets. Europe Fund may (but is not limited to) invest in issuers based in Greece, Portugal,

Hungary, Poland, Czech Republic, Slovakia or Turkey. Value International may (but is not limited to) invest in issuers based in the countries in Latin America, Southeast Asia and the Far East. Subject to the above restrictions, emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by Bartlett or Lombard Odier to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities: (1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (I.E., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets;
(4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) ADRs (or similar instruments) with respect to the foregoing.

     The risks of foreign investment, described above, are greater for investments in emerging markets. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

FIXED INCOME SECURITIES

     Fixed income securities include corporate debt securities, municipal obligations, mortgage-related securities, asset-backed and receivable-backed securities, U.S. government obligations and participation interests in such securities. Certain fixed income securities are floating rate obligations or variable rate obligations. Certain fixed income securities may carry demand features that permit a Fund to sell the obligation back to the issuer or to a third party at a specified price upon short notice at any time or prior to specific dates. Preferred stock and convertible debt securities may also be considered to be fixed income securities.

     Corporate Debt Securities. Each Fund is permitted to invest in corporate debt securities, I.E., long-term and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper.) Corporate debt securities include variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable. A Fund may invest in such notes only if the Board of Trustees believes that the notes are of comparable quality to the other obligations in which the Fund may invest. Variable amount master demand notes may be deemed illiquid under certain circumstances, and a Fund's investment in such notes would be limited to the extent that it is not permitted to invest more than 10% (15% for Europe Fund) of the value of its net assets in illiquid investments.


INVESTMENTS IN THE FINANCIAL SERVICES INDUSTRY

     Because investments made by Financial Services Fund are concentrated in the financial services industry, its shares are subject to greater risk than the shares of a fund whose portfolio is not so concentrated, and it will be particularly affected by economic, competitive and regulatory developments affecting that industry.

     Financial services companies are subject to extensive governmental regulation. This regulation may limit both the amounts and types of loans and other financial commitments these companies can make, as well as the interest rates and fees they can charge. The industry and the Fund may be significantly affected by legislation, including legislation currently being considered to reduce the separation between commercial and investment banking businesses. Profitability of financial services companies is largely dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. In addition, credit losses resulting from financial difficulties of borrowers can negatively affect the industry. Accordingly, the financial services industry is susceptible to overall economic factors and credit losses can be severe in a recession or other economic downturn. Companies in the financial services industry also may be subject to severe price competition.

     A more complete description of the risks associated with securities in the financial services industry is included in the Statement of Additional Information.



OPTIONS, FUTURES AND FORWARD CURRENCY EXCHANGE CONTRACTS (FOR EACH FUND OTHER THAN FINANCIAL SERVICES FUND)


     Each Fund may engage in option transactions involving equity securities, debt securities, futures contracts and stock indexes. Each Fund may also engage in option transactions involving foreign currencies and foreign stock indexes.

     To cover the potential obligations involved in option transactions, a Fund will own the underlying equity security, debt security, futures contract or foreign currency or the Fund will segregate with its custodian (i) appropriate liquid assets sufficient to purchase the underlying equity security, debt security, futures contract or foreign currency or (ii) appropriate liquid assets equal to the market value of the stock index. A Fund will engage in options on futures contracts only for hedging purposes (see below). Option transactions involve the following principal risks: (i) the loss of a greater percentage of the Fund's investment than a direct investment in the underlying instrument,
(ii) the loss of opportunity to profit from price movements in the underlying instrument, and (iii) the inability to effect a closing transaction on a particular option.

     There is no restriction on the percentage of a Fund's total assets which may be committed to transactions in options (except options on futures contracts as discussed below). However, the SEC considers over-the-counter options to be illiquid. As long as the SEC maintains this position, a Fund will not engage in an over-the-counter option transaction if such transaction would cause the value of such options purchased by the Fund and the assets used to cover such options written (sold) by the Fund, together with the value of other illiquid securities held by the Fund, to exceed 10% (15% for Europe Fund) of its net assets. The policy of Basic Value and Value International with respect to options is fundamental, although the particular practices followed with respect to options, such as the procedures used to cover or secure options which a Fund writes, are not deemed fundamental and may be changed by the Board of Trustees without shareholder vote.

     Each Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. Each Fund may hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward contracts as described below. The objective of a hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract or currency. There are transactional costs connected with a hedging program.

     The principal risks associated with hedging transactions are: (i) possible imperfect correlation between the prices of the options and futures contracts and the market value of a Fund's portfolio securities, (ii) possible lack of a liquid secondary market for closing out an option or futures contract transaction, (iii) the need for additional skills and techniques beyond normal portfolio management, and (iv) losses resulting from market movements not anticipated by Bartlett and/or Lombard Odier.

     No Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, no Fund may enter into transactions involving futures contracts and related options if such transactions would result in more than 5% of the fair market value of the Fund's assets being deposited as initial margin for such transactions.

     When a Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot" (I.E., cash) basis.

     In addition, a Fund may wish to lock in the U.S. dollar value of the transaction at or near the time of the purchase or sale at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the foreign security is denominated. Therefore, a Fund may enter into a forward contract. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This process is known as transaction hedging. Transaction hedging may protect a Fund from a possible loss, but will limit potential gains which might result from a positive change in the currency relationships.

     When it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the U.S. dollar value of the portfolio, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. This technique is known as portfolio hedging. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Funds may also employ forward contracts to hedge against an increase in the value of the currency in which the securities a Fund intends to buy are denominated.

     A Fund may also hedge its foreign currency exchange rate risk by engaging in currency futures contracts and options transactions described above. No Fund will engage in foreign currency transactions for speculative purposes.

     A more complete description of the characteristics, risks and possible benefits of option and hedging transactions is included in the Funds' Statement of Additional Information.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price and date. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. Europe Fund may enter into repurchase agreements with respect to securities issued by the U.S. government, its agencies or instrumentalities. Under normal circumstances, no more than 25% of Europe Fund's total assets will be invested in repurchase agreements at any time.

ILLIQUID SECURITIES

     The portfolio of each Fund may contain illiquid securities. A Fund will not invest more than 10% (15% with respect to Europe Fund and Financial Services
Fund) of its net assets in securities for which there are legal or contractual restrictions on resale or other illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered generally to be illiquid (although if they are liquid they will be treated as such): repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped collateralized mortgage obligations ("CMOs"), CMOs for which there is no established market, direct investments in mortgages and restricted securities.

RESTRICTED SECURITIES

     Each Fund may invest in restricted securities, although Basic Value and Value International do not intend to invest more than 5% of their respective net assets in restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

LOANS OF PORTFOLIO SECURITIES

     Each Fund may make short- and long-term loans of their portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by Bartlett or the respective sub-adviser, in response to requests of broker/ dealers or institutional investors which Bartlett or the respective sub-adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Funds will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. There is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of a Fund's total assets.

OTHER INVESTMENT COMPANIES

     Each Fund is permitted to invest in other investment companies at any time. A Fund will not invest more than 10% of its total assets in securities of other investment companies or invest more than 5% of its total assets in securities of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company. If a Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees.

     Value International and Europe Fund each may invest in any closed-end investment company that holds foreign equity securities in its portfolio. For Value International, investments in the shares of closed-end investment companies that invest primarily in the equity securities of non-U.S. issuers will be included in the 65% of total assets that Value International normally would expect to invest in such issuers. Likewise, investments by Europe Fund in the shares of closed-end investment companies that invest primarily in equity securities of European issuers will be included in the 65% of total assets that Europe Fund normally would expect to invest in European issuers.

                     HOW TO PURCHASE AND REDEEM YOUR SHARES

GENERAL

     For further information concerning the purchase/redemption of your shares or for further instructions regarding any purchase/ redemption options, please contact your broker/dealer or LMFP.

     Each Fund is authorized to issue three classes of shares. Class A shares and Class C shares of the Funds are offered through a separate prospectus. Class Y shares, as described in this Prospectus, are offered for sale only to advisory clients of Bartlett that are employee benefit or retirement plans, other than IRAs, to retirement plans having net assets of at least $10 million, to purchasers of $5 million or more in shares of any Fund, and to participants in certain wrap fee investment advisory programs that are currently or in the future sponsored by Bartlett and that may invest in Bartlett proprietary funds, provided that shares are purchased through or in connection with those programs.

PURCHASES

     Investors eligible to purchase Class Y shares may purchase them through a brokerage account with Bartlett, LMFP or their affiliates. Subject to the above limitations, the minimum initial investment for Class Y shares is $1,000, including investments made by exchange from other Funds or Legg Mason Cash Reserve Trust. The minimum investment for each purchase of additional shares is $100. Each Fund may reduce or waive such minimums for investments made by employer sponsored qualified retirement plans or through automatic investment programs, investments made through brokerage firms or other financial institutions, or investments made by advisory clients of Bartlett and employees of Bartlett and their families, or under other circumstances.

     Share purchases will be processed at the net asset value next determined after Bartlett or LMFP has received the order. Orders received before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. The Funds, Bartlett and LMFP reserve the right to reject any purchase order and to suspend the offering of shares for a period of time. The Funds do not issue share certificates.

     No sales charge is imposed by any Fund in connection with the purchase of Class Y shares.

     Once an account has been established, investors may also purchase shares of the Funds through LMFP by bank wire. Bank wire purchases will be effected at the next determined net asset value after the bank wire is received. An investor's bank may charge a service fee for wiring money to the Funds.

     Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; an annual report for the Funds will contain financial statements audited by the Trust's independent accountants.

     SHAREHOLDER INQUIRIES SHOULD BE ADDRESSED TO:

          [insert complete Fund name]
          LMFP Funds Processing
          P.O. Box 1476
          Baltimore, Maryland 21203-1476

     Telephone Purchase Transactions:

          Call LMFP at (800) 800-3609

PROGRAMS APPLICABLE TO CLASS Y:

     SYSTEMATIC INVESTMENT PLAN. Shares of each Fund may be purchased through the Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing BFDS to transfer funds each month from your checking account. Please contact Bartlett or LMFP for further information.

     AUTOMATIC INVESTMENTS. Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through Bartlett or LMFP.

REDEMPTIONS


     As described below, shares of the Funds may be redeemed at their net asset value. Redemption proceeds normally will settle in your Bartlett or LMFP brokerage account two business days after trade date; however, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of Bartlett and/or the respective sub-advisers, the respective Fund could be adversely affected by immediate payment. The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.


     Shareholders may call Bartlett or LMFP and give them an order for redemption. Shareholders should have the following information ready when they call: the name of the Fund, the number of shares (or dollar amount) to be redeemed and their shareholder account number. Shareholders may also send a written request for redemption to the address listed below.

     Orders for redemption received by Bartlett or LMFP before the close of the Exchange, on any day that the Exchange is open, will be transmitted to BFDS for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Bartlett or LMFP after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Bartlett or LMFP may be treated as a request for repurchase and, if it is accepted by Bartlett or LMFP, the investor's shares will be purchased at the net asset value per share determined as of the next close of the Exchange.

PURCHASES AND REDEMPTIONS THROUGH INSTITUTIONS

     Certain institutions that have agreements with LMFP or the Funds may be authorized to accept purchase and redemption orders on their behalf. In that case, a Fund will be deemed to have received your purchase or redemption order when the authorized institution accepts the order, and your order will receive the next price calculated after the order has been accepted by the institution. You should consult with your institution to determine the time by which it must receive your order for you to purchase or redeem Fund shares at that day's price. It is the institution's responsibility to transmit your order to the Fund in a timely fashion.

SYSTEMATIC WITHDRAWAL PLAN

     Eligible shareholders may elect to make systematic withdrawals from their Fund account of a minimum of $50 on a monthly basis if they are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact LMFP or Bartlett for further information.

EXCHANGE PRIVILEGE

     As a Fund shareholder, investors are entitled to exchange their shares of a Fund for the corresponding class of shares of any of the other Funds or the Legg Mason Cash Reserve Trust (a money market mutual fund), provided that such shares are eligible for sale in the investor's state of residence.

     Investments by exchange into a Fund are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange.

     There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To effect an exchange by telephone, or to obtain further information concerning the exchange privilege, please contact LMFP or Bartlett.

OTHER IMPORTANT REDEMPTION INFORMATION

     The proceeds of your redemption may be more or less than your original cost. If the shares to be redeemed were paid for by check (including certified or cashier's checks) within 10 business days of the redemption request, the proceeds may not be disbursed unless the Fund can be reasonably assured that the check has been collected.

     None of the Funds will be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. Each Fund may request identifying information from callers or employ identification numbers. Each Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders. Shareholders who do not wish to have telephone redemption privileges should call LMFP or Bartlett for further instructions.

     Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, no Fund will redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.

     The shares of each Fund are subject to redemption at any time if the Board of Trustees of the Trust determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund.

TELEPHONE TRANSACTIONS:
          Call LMFP at (800) 800-3609

MAIL TRANSACTIONS:
          [insert complete Fund name]
          LMFP Funds Processing
          P.O. Box 1476
          Baltimore, Maryland 21203-1476

                           CALCULATION OF SHARE PRICE

     Net asset value per share of each Fund class is determined daily, as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to each class from the total assets of such class and dividing the result by the number of shares of such class outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by Bartlett and/or the respective sub-adviser, under authority delegated by the Board of Trustees. The Funds may use pricing services to determine the market value of its portfolio securities, subject to the adviser's and/or sub-adviser's review. If the Board of Trustees determines in good faith that another method of valuing options and futures contracts is necessary to appraise their fair value, such other method will be used.


     Equity securities, options and commodities listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.

     Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. However, if the adviser and/or sub-adviser believes that the market value of a security will be more accurately reflected thereby, it will use market value estimates obtained from yield spreads relating to securities with similar characteristics as to credit quality, coupon rate, maturity and other factors. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

     For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then-prevailing exchange rates. In computing the net asset value of a Fund, the values of foreign portfolio securities are generally based upon market quotations that, depending upon the exchange or market, may be last sale price, last bid price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the Exchange is open. Trading of these securities may not take place on every business day the Exchange is open. In addition, trading may take place in various foreign markets on Saturdays or on other days when the Exchange is not open and on which a Fund's share price is not calculated. Therefore, the value of the portfolio of a Fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     The calculation of the share price of a Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless the advier and/or sub-adviser determines, subject to review by the Trust's Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

                       DIVIDENDS AND OTHER DISTRIBUTIONS


     Each Fund distributes substantially all of its investment company taxable income (which consists of net investment income, net short-term capital gain and net gains from certain foreign currency transactions), if any, in the form of dividends to its shareholders of each class. Value International and Basic Value each declares and pays dividends from net investment income on a quarterly basis and dividends from any net short-term capital gains annually; Europe Fund and Financial Services Fund each declares and pays all dividends on an annual basis. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any, after the end of the taxable year in which the gains are realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information.

     Dividends and other distributions, if any, on Class Y shares of a Fund held in a Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Class Y shares of that Fund on the payment date (including instances when no election is made). Other shareholders may elect to:


     1. Receive both dividends and other distributions in Class Y shares of the distributing Fund (automatic option -- no action needed);

     2. Receive dividends in cash and other distributions in Class Y shares of the distributing Fund;

     3. Receive dividends in Class Y shares of the distributing Fund and other distributions in cash; or

     4. Receive both dividends and other distributions in cash.

     If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     In certain cases, shareholders may reinvest dividends and other distributions in Class Y shares of another Fund. Please contact LMFP or Bartlett for additional information concerning this option. If no election is made, both dividends and other distributions are credited to your account in Class Y shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Class Y shares received pursuant to any of the first three (reinvestment) elections above are also credited to your account at that net asset value. Shareholders electing to receive dividends and/or other distributions in cash will be sent a check or will have their brokerage account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o LMFP Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

                                     TAXES

     Each Fund intends to qualify or continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that it distributes to its shareholders.


     Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in shares) are taxable to its shareholders (other than IRAs, SEPs, SIMPLEs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares. The maximum tax rate applicable to a noncorporate taxpayer's net capital gain recognized on capital assets held for more than one year is 20% (10% for taxpayers in the 15% marginal tax bracket). In the case of a regulated investment company, such as the Funds, the relevant holding period is determined by how long the Fund has held the portfolio security on which the gain was realized, not by how long you have held your Fund shares.

     Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during the year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

     A redemption of Fund shares may result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any other Fund or the Legg Mason Cash Reserve Trust generally will have similar tax consequences. See "How to Purchase and Redeem Your Shares -- Exchange Privilege," above. Special rules apply when a shareholder redeems or exchanges Class A shares of a Fund within 90 days after purchase thereof and subsequently reacquires shares of the same Fund or acquires shares of another Fund or the Legg Mason Cash Reserve Trust without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. See "How to Purchase and Redeem Your Shares -- Reinstatement Privilege" and " -- Exchange Privilege," above. In these cases, any gain on the redemption or exchange of the original Fund shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the shares subsequently acquired. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.


     A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of shares immediately before the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.


     Shareholders may be entitled to claim tax credits or deductions, subject to certain limitations, for foreign income taxes paid by a Fund (see "Additional Tax Information" in the Statement of Additional Information). Each Fund will notify its shareholders if such credit or deduction is available.


     The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of your home state and locality or country of residence. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

                            MANAGEMENT OF THE TRUST

BARTLETT & CO.

     Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio, serves as investment adviser and administrator to each Fund. Bartlett is an investment advisory firm which has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1898. As of March 31, 1998, Bartlett had aggregate assets under management of approximately $3.1 billion. Bartlett is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

     Pursuant to an Investment Management and Administration Agreement, which was approved by the Board of Trustees, Bartlett acts as investment adviser for each Fund and has responsibility for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, except with respect to Europe Fund, where it has delegated that responsibility to Lombard Odier and except with respect to Financial Services Fund, where it has delegated that responsibility to Gray, Seifert. Bartlett also supervises all aspects of the operations of each Fund in its capacity as administrator for each Fund.

     Bartlett receives for its services a management fee from each Fund attributable to the net assets of each class, calculated daily and payable monthly. For its services to Basic Value, Bartlett receives an annual fee of 0.75% of its average daily net assets; for its services to Value International, Bartlett receives an annual fee of 1.25% of its average daily net assets; for its services to Europe Fund, Bartlett receives an annual fee of 1.00% of its average daily net assets; and for its services to Financial Services Fund, Bartlett receives an annual fee of 1.00% of its average daily net assets.


LOMBARD ODIER

     Lombard Odier, Norfolk House, 13 Southampton Place, London WC1A 2AJ, England, serves as investment sub-adviser to Europe Fund pursuant to a Sub-Advisory Agreement with Bartlett, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Lombard Odier will receive from Bartlett (not Europe Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to Bartlett by the Fund under the Investment Management and Administration Agreement, taking into account any fee waiver arrangements in effect for Europe Fund (see below).

     Lombard Odier specializes in advising and managing investment portfolios for institutional clients and also serves as investment adviser for one other investment company. As of March 31, 1998, Lombard Odier had approximately $8.3 billion in aggregate assets under management. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.


GRAY, SEIFERT

     Gray, Seifert, 380 Madison Avenue, New York, New York, serves as investment sub-adviser to Financial Services Fund pursuant to a Sub-Advisory Agreement with Bartlett, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Gray, Seifert will receive from Bartlett (not Financial Services Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to Bartlett by the Fund for advisory and administrative services, taking into account any fee waiver arrangement in effect for Financial Services Fund (see below).

     Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. Gray, Seifert has not previously advised a mutual fund; however, it has been the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. As of August 18, 1998, Gray, Seifert had approximately $1.3 billion in aggregate assets under management. Gray, Seifert is an indirect, wholly owned subsidiary of Legg Mason, Inc.


FEE WAIVERS

     Bartlett has agreed to waive fees to the extent that a Fund's expenses exceed the following annual rates of average daily net assets until May 1, 1999:


                                              CLASS Y
                                              -------
Value International                            1.55%
Basic Value                                    0.90%
Europe Fund                                    1.60%
Financial Services Fund                        1.25%


     These agreements are voluntary and may be terminated by Bartlett at any time. Each Fund pays all its other expenses which are not assumed by Bartlett.

EXPENSE RATIOS

     For the fiscal period ended December 31, 1997, the ratio of each Fund's expenses to its average net assets (after application of any fee waivers) was:

                                              CLASS Y
                                              -------
Value International                            1.44%
Basic Value                                    0.86%
Europe Fund                                    1.31%


     As of the date of this Prospectus, Financial Services Fund has not yet begun operations. In addition to management and distribution fees, that Fund, like the others, will be responsible for interest, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, compensation of the independent trustees, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying Fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with industry organizations.


PORTFOLIO MANAGERS

     James A. Miller, CFA, Vice President of the Trust, and Woodrow H. Uible, CFA, Vice President of the Trust, are responsible for co-managing Basic Value. Mr. Miller is a Senior Portfolio Manager, President and a Director of Bartlett. Mr. Miller joined Bartlett in 1977 and is a member of its Institutional Investment Group. Mr. Uible is a Senior Portfolio Manager of Bartlett. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes.

     Madelynn M. Matlock, CFA, Vice President of the Trust, is primarily responsible for managing Value International. Ms. Matlock, Director of International Investments for Bartlett, joined Bartlett in 1981. She also served as Director of Research for Bartlett from 1983 to 1992.


     Neil Worsley, Director and Senior Investment Manager of Lombard Odier, and William Lovering, Assistant Director of Lombard Odier, serve as portfolio co-managers of Europe Fund. Mr. Worsley joined Lombard Odier in December 1990. Mr. Lovering joined Lombard Odier in August 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.

     Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert is Chairperson of the Board and a Director of Gray, Seifert, and has been with Gray, Seifert since its inception in 1980. Ms. LaGuardia is Senior Vice President and Director of Research at Gray, Seifert. Ms. LaGuardia has been employed at Gray, Seifert since 1982.

YEAR 2000

     Like other mutual funds and other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by Bartlett and each sub-adviser, other service providers and entities with computer systems that are linked to Fund records do not accurately process and calculate date sensitive information after January 1, 2000. This is commonly referred to as the "Year 2000 Issue." Calculating net asset value, redeeming shares, delivering account statements and providing other information to shareholders are all functions that are performed by computer. Bartlett and each sub-adviser are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to the computer systems they use and to obtain satisfactory assurances that each of the Fund's other major service providers will continue to provide services without interruption. However, there can be no certainty that these steps will be sufficient to avoid any adverse impact on the Fund.

     The companies in which the Fund invests also could be adversely affected by the Year 2000 Issue. While many companies are taking steps to address the Year 2000 Issue, there can be no assurance that these steps will be sufficient to avoid an adverse impact. Bartlett and each sub-adviser endeavor to obtain information on this problem, but it is difficult to assess accuracy or completeness, or potential impact on portfolio companies if their suppliers suffer from the problems.


LMFP

     LMFP is the distributor, or principal underwriter, of each Fund's shares pursuant to a Distribution Agreement with the Trust on behalf of each Fund. The Distribution Agreement obligates LMFP to pay certain expenses in connection with the offering of shares of each Fund, including any compensation to broker/dealers, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offer-ing to prospective investors, after the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. LMFP is a wholly owned subsidiary of Legg Mason, Inc.

                            DESCRIPTION OF THE TRUST

     The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on October 31, 1982. The business activities of the Trust are supervised by its Board of Trustees. Like other mutual funds, the Trust retains various organizations to perform specialized services.

     The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, all without par value. Shares of four series, consisting of the Funds, have been authorized.

     The shares of beneficial interest of each Fund are divided into three classes, designated Class A, Class C and Class Y shares. Each class represents interests in the same assets of the Fund. The classes differ as follows: (1) each of Class A and Class C has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares generally are subject to an initial sales charge, and may, under limited circumstances, be subject to a CDSC, and bear ongoing service fees, (3) no initial sales charge is imposed on Class C shares, but Class C shares may be subject to a CDSC, and bear ongoing distribution and service fees, and (4) each Class may bear differing amounts of certain class-specific expenses.

     The differing sales charges and other expenses applicable to the different classes of each Fund's shares may affect the performance of those classes. More information concerning the classes of shares of the Funds may be obtained by calling LMFP at (800) 800-3609.

     Any trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold annual meetings of shareholders. Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights. A separate vote is taken by a class of shares of a Fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

     The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate actions.

     Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

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                                       28

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                                       29

INVESTMENT ADVISER
Bartlett & Co.
36 East Fourth Street
Cincinnati, Ohio 45202-3896

INVESTMENT SUB-ADVISER TO EUROPE FUND
Lombard Odier International Portfolio
  Management Limited
Norfolk House
13 Southampton Place
London WC1A 2AJ, England


INVESTMENT SUB-ADVISER TO FINANCIAL SERVICES FUND
Gray, Seifert & Co., Inc.
380 Madison Avenue
New York, New York 10017


CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

SUB-CUSTODIAN FOR EUROPE FUND
The Chase Manhattan Bank, N.A.
1 Chaseside
Bournemouth, Dorset BH7 7DB
England

TRANSFER AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201


LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036
---------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS BEING AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST TO SELL ITS SHARES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.
---------------------------------------------------

[Recycled logo]  Printed on Recycled paper

                            BARTLETT CAPITAL TRUST:


                       Bartlett Value International Fund
                           Bartlett Basic Value Fund
                              Bartlett Europe Fund
                        BARTLETT FINANCIAL SERVICES FUND
                        --------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                               November [ ], 1998



         The four funds named above (each a "Fund") are series of Bartlett Capital Trust (the "Trust"), a diversified open-end investment company. Bartlett Value International Fund ("Value International") seeks capital appreciation; it invests primarily in foreign equity securities that its investment adviser, Bartlett & Co. ("Bartlett"), believes are attractively priced relative to their intrinsic value. Income is a secondary consideration. Bartlett Basic Value Fund ("Basic Value") seeks capital appreciation; it invests primarily in common stocks or securities convertible into common stocks that Bartlett believes are selling at attractive prices relative to their intrinsic value. Income is a secondary consideration. Bartlett Europe Fund ("Europe Fund") seeks long-term growth of capital; it invests, under normal conditions, at least 65% of its total assets in equity securities of European issuers that its investment sub-adviser, Lombard Odier International Portfolio Management Limited ("Lombard Odier"), believes are undervalued and thus may offer above-average potential for capital appreciation. Bartlett Financial Services Fund ("Financial Services Fund") seeks long-term growth of capital; it invests, under normal conditions, at least 65% of its total assets in equity securities of issuers in the financial services industry that its investment sub-adviser, Gray, Seifert & Co., Inc. ("Gray, Seifert"), believes are undervalued and thus may offer above-average potential for capital appreciation.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses for Bartlett Capital Trust dated November [ ], 1998, which have been filed with the Securities and Exchange Commission ("SEC"). Class A and Class C shares of the Funds are offered through one Prospectus; the Funds' Class Y shares are offered through a separate Prospectus. A copy of each Prospectus can be obtained by calling LM Financial Partners, Inc. ("LMFP"), the Trust's distributor, toll-free at (800) 822-5544.


                           LM FINANCIAL PARTNERS, INC.
                                100 Light Street
                            Baltimore, Maryland 21202
                                 (800) 822-5544


                                 BARTLETT & CO.
                              36 East Fourth Street
                             Cincinnati, Ohio 45202

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

         ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS                        3

         INVESTMENT LIMITATIONS                                              17

         THE FUNDS' INVESTMENT ADVISER AND SUB-ADVISER                       20

         THE TRUST'S DISTRIBUTOR                                             22

         TRUSTEES AND OFFICERS                                               23

         PORTFOLIO TRANSACTIONS AND BROKERAGE                                28

         DETERMINATION OF SHARE PRICE                                        30

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                      30

         ADDITIONAL TAX INFORMATION                                          32

         TAX-DEFERRED RETIREMENT PLANS                                       36

         INVESTMENT PERFORMANCE                                              37

         DESCRIPTION OF THE TRUST                                            41

         CUSTODIAN                                                           42

         ACCOUNTANTS                                                         43

         TRANSFER AGENT                                                      43

         FINANCIAL STATEMENTS                                                43

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

         This section supplements the information in the Prospectuses concerning the investments the Funds may make and the techniques they may use (see "Investment Objectives and Policies" and "Investment Policies, Techniques and Risk Considerations").


EMERGING MARKET SECURITIES

         Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

        To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to a Fund. In such a case, a Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other government entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

         Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.

         The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

         Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available.

FINANCIAL SERVICES INDUSTRY

         Companies in the financial services sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, financial conglomerates and foreign banking and financial services companies.

         The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations in the U.S. have included insurance, finance, banking and/or securities brokerage under single ownership. Moreover, the federal laws generally separating commercial and investment banking are being studied actively by Congress. The services offered by banks may expand if legislation broadening bank powers is enacted. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition may also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded regional banks.

         Banks, savings and loan associations, and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

         Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company's financial condition or prospects, could adversely affect its business.

         Insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the Fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity, and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability.

     Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management, or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure and the availability of funds to borrowing and interest rate levels.

OPTION TRANSACTIONS (FOR VALUE INTERNATIONAL, BASIC VALUE AND EUROPE FUND ONLY)


         Each Fund may engage in option transactions involving equity securities, debt securities, futures contracts and stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on equity securities, debt securities, futures contracts and stock indexes. The purchaser of an option on an equity security, debt security or futures contract pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security or futures contract. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on equity securities, debt securities or options on futures contracts which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or futures contracts in the case of a call option and that the Fund will segregate with the Trust's custodian, State Street Bank and Trust Company ("State Street" or "Custodian"), high grade liquid debt securities sufficient to purchase the underlying security or futures contracts in the case of a put option. Each Fund will also segregate and maintain with its Custodian liquid assets equal to the market value of each put option sold (written) by the Fund on a stock index. In addition, when a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit high grade liquid debt securities in escrow with its Custodian.

         The purchase and writing of options involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a secured put option, it will assume the risk that the price of the underlying security will fall below the exercise price, in which case the Fund may be required to purchase the security at a higher price than the market price of the security. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written.

         Each Fund may engage in option transactions involving foreign currencies, foreign stock indexes or futures contracts. A foreign currency option or an option on a futures contract involves either the right or the obligation to buy or sell a specific currency or futures contract at a specific price until the expiration date of the option. A foreign stock index option involves either the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option until the expiration date of the option. The purchaser of an option on a foreign currency or futures contract pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying currency or futures contract. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.

         Options on foreign currencies and futures contracts which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying currency or futures contract in the case of a call option and that the Fund will segregate with its Custodian liquid assets sufficient to purchase the underlying currency or futures contract in the case of a put option. Each Fund will also segregate and maintain with its Custodian high grade liquid assets equal to the market value of each put option sold (written) by the Fund on a stock index. In addition, when a Fund writes options, it may be required to maintain a margin account, to pledge the underlying currency, futures contract or U.S. government obligations, or to deposit high grade liquid assets in escrow with its Custodian.

HEDGING TRANSACTIONS (FOR VALUE INTERNATIONAL, BASIC VALUE AND EUROPE FUND ONLY)

         (1)     U. S. Securities

         Each Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. The objective of a hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security by acquiring the right or option to purchase or to sell a fixed amount of the security at a future date. For example, in order to hedge against an anticipated rise in interest rates that might cause the value of a Fund's portfolio securities to decline, the Fund might sell interest rate futures contracts. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the interest rate futures position. Alternatively, an interest rate futures contract may be purchased when a Fund anticipates the future purchase of a security but expects the rate of return then available in the securities market to be less favorable than rates currently available in the futures markets.

         There is no assurance that the objective of the hedging program will be achieved, since the success of the program will depend on Bartlett and/or Lombard Odier's ability to predict the future direction of stock prices or interest rates and incorrect predictions Bartlett and/or Lombard Odier may have an adverse effect on a Fund. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks. Bartlett is registered as a commodity trading advisor with the Commodity Futures Trading Commission ("CFTC"), is a member of the National Futures Association and has prior experience in the use of options, futures contracts and options on futures contracts.

         The hedging strategy involves the use of one or more techniques, including buying and selling options (described above), futures contracts and options on such futures contracts. A futures contract is a binding contractual commitment which involves either (a) the delivery and payment for a specified amount of securities or currency at a price agreed upon at the time the contract is entered into but with actual delivery made during a specified period in the future, or (b) the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. The securities or currency underlying the contract may be government or corporate bonds (an interest rate futures contract), foreign currency (a foreign currency futures contract), or a group of stocks such as a popular market index (a stock index futures contract). Interest rate futures contracts are currently available in standardized amounts on government obligations (such as U.S. Treasury bills, notes and bonds), Government National Mortgage Association ("GNMA") certificates, corporate bonds, domestic certificates of deposit and Eurodollar certificates of deposit. It is expected that other financial instruments will at later dates be subject to other futures contracts. As new futures contracts are developed and offered to investors, Bartlett and/or Lombard Odier will, consistent with each Fund's investment objectives and policies, consider making investments in such new futures contracts. Ordinarily a Fund will enter into interest rate futures contracts to hedge its investments in fixed income securities such as preferred stocks and money market obligations, stock index futures contracts to hedge its investments in common stocks and foreign currency futures contracts to hedge currency risks associated with investments in foreign securities.

         Futures contracts are traded on exchanges licensed and regulated by the CFTC. Interest rate futures contracts are principally traded on the Chicago Board of Trade and International Monetary Market. Stock index futures contracts are principally traded on the New York Futures Exchange, Chicago Mercantile Exchange, Kansas City Board of Trade, New York Stock Exchange and Chicago Board of Trade. Each Fund will be subject to any limitations imposed by these boards of trades and exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although most futures contracts call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that a Fund will be able to close out a particular futures contract.

         (2)     International Securities

         In general, the strategies and risks associated with hedging portfolio investments in international securities are similar to those involved in hedging U.S. securities, but have some differences.

         Each Fund may hedge the international securities in its portfolio by engaging in futures contracts transactions involving foreign currencies or stock indexes. A foreign currency futures contract is a binding contractual commitment which involves either the delivery and payment for a specified period in the future. A foreign stock index futures contract involves either the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. Ordinarily a Fund would enter into foreign stock index futures contracts to hedge its investments in foreign common stocks and foreign currency futures contracts to hedge currency risks associated with investments in foreign securities.

         There is no assurance that the objective of any hedging strategy used by a Fund will be achieved, since the success of the strategy will depend on Bartlett's and/or Lombard Odier's ability to predict the future direction of the relevant currency, stock index or futures contract and incorrect predictions by Bartlett and/or Lombard Odier may have an adverse effect on the Fund. The forecasting of currency market movement is extremely difficult and whether a hedging strategy involving foreign currency transactions will be successful is highly uncertain. In addition, it should be noted that the skills and techniques necessary to predict movements in a stock index are different from those needed to predict price changes in individual stocks.

         Futures contracts are traded on exchanges licensed and regulated by the CFTC and analogous foreign regulatory agencies. Each Fund will be subject to any limitations imposed by the exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although foreign currency futures contracts call for actual delivery or acceptance of the currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that a Fund will be able to close out a particular futures contract or that a liquid secondary market will exist for any particular futures contract at any specific time.

         Futures contracts transactions entail some risks. For example, it is possible that the futures contracts selected by a Fund will not follow the price movement of the underlying currency or stock index. If this occurs, the hedging strategy may not be successful. Further, if a Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular futures contract at any specific time.

         (3)     Risks of Hedging Strategies

         A hedging strategy involving options and futures contracts entails some risks. For example, the total premium paid for an option on a futures contract may be lost if a Fund does not exercise the option or the writer does not perform his obligations. It is also possible that the futures contracts selected by a Fund will not follow the price movement of the underlying securities, currencies or stock index. If this occurs, the hedging strategy may not be successful. Further, if a Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the market index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular option or futures contract at any specific time.

         Each Fund will incur transactional costs in connection with the hedging program. When a Fund purchases or sells a futures contract, an amount of cash and liquid assets will be deposited in a segregated account with the Trust's Custodian to guarantee performance of the futures contract. The amount of such deposits will depend upon the requirements of each exchange and broker and will vary with each futures contract. Because open futures contract positions are marked-to-market and gains and losses are settled on a daily basis, a Fund may be required to deposit additional funds in such a segregated account if it has incurred a net loss on its open futures contract positions on any day.

         The Trust has filed a supplemental notice of eligibility with the CFTC to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the Trust has represented that each Fund's transactions in futures contracts and options on futures contracts will constitute bona fide hedging transactions within the meaning of such regulations and that each Fund will enter into commitments which require as deposits for initial margin for futures contracts or premiums for options on futures contracts no more than 5% of the fair market value of its total assets.

CORPORATE DEBT SECURITIES

         Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Any Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

U.S. GOVERNMENT OBLIGATIONS AND RELATED SECURITIES

         U.S. government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the GNMA and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. government obligations may or may not be backed by the "full faith and credit" of the U.S. In the case of securities not backed by the "full faith and credit" of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

         Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

         Each Fund may invest in U.S. government obligations and related participation interests. In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. government for purposes of securities laws. The Funds will consider all interest-only or principal-only fixed income securities as illiquid.

MUNICIPAL OBLIGATIONS

         Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Each Fund may invest no more than 5% of its net assets in municipal obligations (including participation interests). Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Tax-exempt notes generally are used to provide short term capital needs and generally have maturities of one year or less. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The two principal classifications of municipal obligations are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

ZERO COUPON AND PAY-IN-KIND BONDS

         Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. A Fund may invest no more than 5% of its net assets in zero coupon bonds or pay-in-kind bonds, respectively. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, a Fund holding those bonds is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, such a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

MORTGAGE-RELATED SECURITIES

         Each Fund may invest no more than 5% of its net assets in mortgage-related securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

         Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, Bartlett and/or Lombard Odier determines that the securities are appropriate investments for the Fund.

         Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation ("CMO"). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers and government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Each Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. Each Fund may also invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO.

         Each Fund's adviser and/or sub-adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the adviser and/or the respective sub-adviser will, consistent with a Fund's investment objective and policies, consider making investments in such new types of securities. The Prospectuses will be amended with any necessary additional disclosure prior to that Fund investing in such securities.

         The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.

         Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. No Fund will purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below) or any other investments which the adviser and/or the respective sub-adviser deems to be illiquid pursuant to criteria established by the Board of Trustees if, as a result, more than 10% (15% for Europe Fund) of the value of the Fund's net assets would be invested in such illiquid securities and investments. Government-related organizations which issue mortgage-related securities include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

DIRECT INVESTMENT IN MORTGAGES

         Mortgage-related securities include investments made directly in mortgages secured by real estate. When a Fund makes a direct investment in mortgages, the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. Direct investments in mortgages are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the purchaser for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Each Fund will invest in such mortgages only if the adviser and/or the respective sub-adviser has determined through an examination of the mortgage loans and their originators that the purchase of the mortgages should not present a significant risk of loss to the Fund.

LOAN PARTICIPATION INTERESTS

         Basic Value and Value International may each invest no more than 5% of its net assets in loan participation interests. Loan participation interests are interests in debt obligations (such as corporate loans) that are owned by banks or other financial institutions. Loan participation interests are subject to the credit risks generally associated with the corporate borrower; however, certain loan participation interests may be backed by irrevocable letters of credit or a guarantee of the bank or financial institution. Certain loan participation interests may carry demand features that permit a Fund to sell the obligations back to the financial intermediaries for the full amount of the Fund's interest in the debt obligation plus accrued interest upon short notice at any time or prior to specific dates. In the event of a default by the corporate borrower, a Fund may be required to assert its rights through the financial intermediary which may subject the Fund to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the bank or financial institution (rather than of the corporate borrower), so that the Fund may also be subject to the risk that the financial intermediary may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the financial intermediary. Loan participation interests which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid and a Fund's investment in such interests would be limited to the extent that it is not permitted to invest more than 10% of the value of its net assets in illiquid investments.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES

         Basic Value and Value International are permitted to invest in asset-backed and receivable-backed securities. Each of these Funds may invest no more than 5% of its net assets in asset-backed securities and receivable-backed securities, respectively. Several types of asset-backed and receivable-backed securities are available to investors, including CARs(SM) (Certificates for Automobile Receivables(SM)) and interests in pools of credit card receivables. CARs(SM) represent a pool (the "Pool") of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed through monthly to certificate holders. Such payments may be guaranteed up to certain amounts for a certain time period by a letter of credit issued by a financial institution unaffiliated with the Pool. Early prepayment of principal on the underlying vehicle sales contracts may reduce the overall return to an investor. If the letter of credit is exhausted and if the full amount of the underlying sales contracts is not repaid, certificate holders may experience losses on CARs(SM) or delays in payment. Certificates representing pools of credit card receivables have characteristics similar to CARs(SM), however, the underlying receivables are not secured.

         Consistent with each Fund's investment objective and subject to the review and approval of the Board of Trustees, Basic Value and Value International also may invest in other types of asset-backed and receivable-backed securities. The Prospectuses will be amended with any necessary additional disclosure prior to either Fund investing in such securities.

FLOATING AND VARIABLE RATE OBLIGATIONS

         Fixed income securities may be offered in the form of floating and variable rate obligations. Each Fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

         A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. A Fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 10% (15% for Europe Fund) of the value of its net assets in illiquid investments.

STRUCTURED SECURITIES

         Basic Value may invest no more than 5% of its net assets in structured securities which are derived from securities that are issued by U.S. government agencies and are denominated in U.S. dollars. These short maturity notes differ from traditional government agency securities in that the return (principal and/or interest) is linked to the performance of a diversified array of financial indices.

         An investment in structured securities entails risks not associated with investments in conventional debt securities. However, the Fund uses these securities only as a hedge or to protect its portfolio against rising interest rates. Structured securities are privately issued securities, although they are traded in the secondary market. The secondary market for such securities is affected by factors independent of the creditworthiness of the issuer and the value of the index, such as the volatility of the index, time remaining to maturity and the amount of such securities outstanding.

FORWARD COMMITMENTS, REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

         Basic Value and Value International may purchase or sell securities on a "forward commitment" basis, including purchases on a "when-issued" basis, a "when, as and if issued" basis and a "to be announced" basis. Each of these Funds may invest no more than 5% of its net assets in forward commitments. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "when, as and if issued" transaction, the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. In a "to be announced" transaction, a Fund has committed to purchase or sell securities for which all specific information is not yet known at the time of the trade, particularly the face amount in GNMA securities transactions.

         The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. Forward commitment securities may be sold prior to the settlement date, but a Fund will enter into forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. Any significant commitment of a Fund's assets to the purchase of securities on a forward commitment basis may increase the possibility that its net asset value will fluctuate. In addition, if a Fund chooses to dispose of the right to receive or deliver a forward commitment security prior to the settlement date, it may incur a gain or loss. Purchases of forward commitment securities also involve a risk of loss if the value of the securities declines prior to the settlement date or if the seller fails to deliver after the value of the securities has risen.

         A Fund will direct State Street to place cash or U.S. government obligations in a separate account in an amount equal to the commitments of the Fund to purchase securities as a result of its forward commitment obligations. With respect to forward commitments to sell securities, a Fund will direct State Street to place the securities in a separate account. A Fund will direct State Street to segregate such assets for "when, as and if issued" commitments only when it determines that issuance of the security is probable.

         Basic Value may enter into reverse repurchase agreements but may invest no more than 5% of its net assets in such transactions. Reverse repurchase agreements involve sales of portfolio securities by a Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield.

         In connection with each reverse repurchase agreement, the Fund will direct State Street to place cash or U.S. government obligations in a separate account in an amount equal to the repurchase price. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.

         Basic Value also may enter in dollar roll transactions with certain broker/dealers and banks but may invest no more than 5% of its net assets in such transactions. For all purposes (including borrowing restrictions) the Fund treats dollar roll transactions as reverse repurchase agreements. Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities combined with a commitment to purchase similar (although not identical) securities at a future date at the same price. The Fund would receive a fee for entering into the commitment to purchase. The principal risk of dollar roll transactions is that if the broker/dealer or bank to whom the Fund sells the securities underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase similar securities may be restricted. Similarly, the value of the securities may change adversely over the term of the dollar roll transaction and the securities that the Fund is required to repurchase may be worth less than the securities originally held by the Fund. Finally, the return earned by the Fund with the proceeds of a dollar roll transaction may not exceed transaction costs.

         When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

         Commitments to purchase securities on a when, as and if issued basis will not be recognized in the portfolio of a Fund until Bartlett determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.

         Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

SHORT SALES

         Basic Value may sell a security short in anticipation of a decline in the market value of the security. The Fund may invest no more than 5% of its net assets in short sales. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

         In connection with its short sales, the Fund will be required to maintain a segregated account with State Street of cash or high grade liquid debt assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is fundamental, although the particular practices followed with respect to short sales, such as the percentage of the Fund's assets which may be deposited as collateral or allocated to the segregated account, are not deemed fundamental and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

         When Basic Value borrows a security in connection with a short sale, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. The proceeds of the short sale will be retained by the lender or its broker, to the extent necessary to meet margin requirements, until the short position is closed out by delivery of the underlying security.

SHORT SALES AGAINST THE BOX

         Basic Value and Value International may make short sales "against the box." Short sales "against the box" are transactions, similar to those described above, in which a security identical to one owned by a Fund is borrowed and sold short. Neither Fund may invest more than 5% of its net assets in short sales "against the box."

BOND RATINGS

         Each Fund may invest in debt obligations (such as corporate debt securities and municipal obligations) in any rating category of the recognized rating services, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated.

         Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") (commonly known as "junk bonds"), are below investment grade and have speculative characteristics, and those in the lowest rating categories are extremely speculative and may be in default with respect to payment of principal and interest. Each Fund does not intend to invest more than 5% of its net assets in securities rated below investment grade.

         Lower ratings reflect a greater possibility that an adverse change in financial condition will affect the ability of the issuer to make payments of principal and interest than is the case with higher grade securities. In addition, lower-rated securities will also be affected by the market's perceptions of their credit quality and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for securities with higher ratings. Furthermore, the liquidity of lower-rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their face value to meet redemption requests or to respond to changes in the market.

         Although the above risks apply to all lower-rated securities, the investment risk increases when the rating of the security is below investment grade. The lowest-rated securities (D by S&P and C by Moody's) are regarded as having extremely poor prospects of ever attaining any real investment standing and, in fact, may be in default of payment of interest or repayment of principal. To the extent a Fund invests in these lower-rated securities, the achievement of its investment objective may be more dependent on Bartlett's and/or Lombard Odier's own credit analysis than in the case of a Fund investing in higher-rated securities.

         Each Fund may invest in securities which are in lower rating categories or are unrated if Bartlett and/or the respective sub-adviser determines that the securities provide the opportunity of meeting the Fund's objective without presenting excessive risk. Bartlett and/or the respective sub-adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for a Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. While Bartlett and/or each sub-adviser may refer to ratings, they do not rely exclusively on ratings, but make their own independent and ongoing review of credit quality.

Standard & Poor's Bond Ratings

    AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

    A. Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

    BB. Debt rated BB generally has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

    CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

    CC. Debt rated CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

    C. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI. The rating CI is reserved for income bonds on which no interest is being paid.

    D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's Investors Service, Inc. Bond Ratings

    Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa. Bonds rated Baa are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba. Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad economic times over the future. Uncertainty of position characterizes bonds in this class.

    B. Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C. Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from As through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

INVESTMENT LIMITATIONS

         Except as indicated, the investment limitations described below have been adopted by the Trust with respect to each Fund and may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the "Borrowing Money" limitation. A Fund may borrow money consistent with this limitation and with the applicable provisions of the Investment Company Act of 1940, as amended ("1940 Act").

         Notwithstanding any of the following limitations, any investment company (or series thereof), whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust (or any Fund), provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said limitations, the Trust (or applicable Fund) shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed as of the date of consummation.

         For purposes of the diversification requirements described below, a Fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest. Investments by a Fund in CMOs that are deemed to be investment companies under the 1940 Act will be included in the limitation on investments in other investment companies. Europe Fund's policy regarding loans does not prohibit the Fund from loaning portfolio securities.


         Fundamental Limitations Applicable to the Funds

    1. Borrowing Money. A Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude Basic Value from entering into reverse repurchase transactions and dollar rolls, provided that it has an asset coverage of 300% for all borrowings and repurchase commitments pursuant to reverse repurchase transactions and dollar rolls. Value International will not borrow money in excess of one-third of the Fund's total assets at the time when the borrowing is made. Europe Fund will not borrow money in excess of 15% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings), and will not purchase securities at any time when borrowings exceed 5% of its total assets.

    2. Pledging; Senior Securities. Basic Value and Value International will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. (Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.) Europe Fund may not issue senior securities except to evidence borrowings permitted by limitation
(1) above.

    3. Underwriting. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

    4. Real Estate. A Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate or to securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or (except for Value International) investing directly in mortgages.

    5. Commodities. A Fund will not purchase, hold or deal in commodities or commodities futures contracts except as described in the Prospectuses and this Statement of Additional Information. This does not preclude Value International or Europe Fund from investing in futures contracts, put and call options on foreign currencies or forward currency exchange contracts.

    6. Loans. Basic Value, Financial Services Fund and Value International will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, or (except for Value International) (d) through direct investments in mortgages. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities. Europe Fund may not lend money to other persons except through the use of publicly distributed debt obligations and the entering into of repurchase agreements consistent with its investment policies.

    7. Margin Purchases. A Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques (including foreign currency exchange contracts).

    8. Concentration. Basic Value, Value International and Europe Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. Financial Services Fund will invest more than 25% of its total assets in securities of companies comprising the financial services industry.

    9. Diversification. Basic Value, Financial Services Fund and Value International will not purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of its total assets to be invested in cash and cash items (including receivables), securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of other investment companies, other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. Europe Fund will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities), if as a result (a) more than 25% of the value of the Fund's total assets would then be invested in securities of any single issuer, or (b) as to 75% of the value of the Fund's total assets (i) more than 5% of the value of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would own more than 10% of the voting securities of any single issuer.


         Additional Fundamental Limitations Applicable to Europe Fund

     1. Short Sales. Europe Fund may not make short sales of securities or maintain a short position in any security.

    2. Restricted Securities. Europe Fund will not purchase securities for which there are legal restrictions on resale and other securities that are not readily marketable if as a result of such purchase more than 15% of the value of the Fund's net assets would be invested in such securities, provided that securities that are not subject to restrictions on resale in the country in which they are principally traded are not considered subject to this restriction.

    3. Oil and Gas Programs. Europe Fund may not invest in oil, gas, mineral exploration or development programs, except that the Fund may invest in issuers which invest in such programs.

    4. "Unseasoned" Companies. Europe Fund may not purchase any security if as a result the Fund would have more than 5% of its net assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years.

    5. Warrants. Europe Fund may not invest more than 5% of its net assets in warrants issued by U.S. entities, provided that no more than 2% of its net assets will be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange; except that these limitations are not applicable to warrants issued by non-U.S. issuers.


         Statement of Intention by Europe Fund

    Europe Fund will monitor the level of illiquid securities in its portfolio and may determine at times to sell certain securities to maintain adequate liquidity.


         Additional Fundamental Limitations Applicable to Basic Value

    1. Short Sales. Basic Value will not effect short sales of securities except as described in the Prospectuses and this Statement of Additional Information.

    2. Options. Basic Value will not purchase or sell puts, calls, options or straddles except as described in the Prospectuses and this Statement of Additional Information.

    3. Other Investment Companies. Basic Value will not invest more than 10% of its total assets in securities of other investment companies or invest more than 5% of its total assets in securities of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company.

    4. Oil and Gas Programs. Basic Value will not purchase, hold or deal in oil, gas or other mineral explorative or development programs.

    5. Illiquid Investments. Basic Value will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         Non-Fundamental Limitation Applicable to Basic Value

    Senior Securities. Basic Value may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.


         Additional Fundamental Limitation on Value International

         Senior Securities. Value International may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

         Statement of Intention by Value International

         It is the intention of Value International (which may be changed by the Trustees without shareholder approval) that it will not invest in mortgage-related securities and will limit its borrowings to an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

PORTFOLIO TURNOVER

         For the nine months ended December 31, 1997, Basic Value's and Value International's annualized portfolio turnover rates for its shares (redesignated as Class A shares) were 42% and 44%, respectively. For the year ended December 31, 1997, the portfolio turnover rate of Europe Fund was 123%.

         Value International, Basic Value and Europe Fund each anticipates that in the future its portfolio turnover rate will not exceed 100%, 100% and 115%, respectively. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund. It may also increase the amount of short-term capital gains realized by a Fund and thus may affect the tax treatment of distributions paid to shareholders, because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategies.

         It is expected that the portfolio turnover for Financial Services Fund will be low to moderate.

THE FUNDS' INVESTMENT ADVISER AND SUB-ADVISERS

         The Trust's investment adviser is Bartlett & Co., 36 East Fourth Street, Cincinnati, Ohio 45202. Bartlett became a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason") effective January 2, 1996. Bartlett has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1898.

         The directors and officers of Bartlett are James A. Miller, William A. Friedlander, Raymond A. Mason, Edward A. Taber, III, Robert G. Sabelhaus and Thomas A. Steele.

         An Investment Management and Administration Agreement dated July 18, 1997 and as revised on _______________, 1998 between the Trust and Bartlett ("Management Agreement") was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust, Bartlett or LMFP, on August 14, 1998, by the vote of the sole shareholder of Europe Fund on July 18, 1997 and by a majority of Value International's and Basic Value's outstanding shares on July 15, 1997. Pursuant to the Management Agreement, and subject to overall direction by the Board of Trustees, Bartlett manages the Funds' investments consistent with each Fund's investment objective and policies as described in the Prospectuses and this Statement of Additional Information. As administrator, Bartlett also is obligated to, among other things, (a) furnish the Funds with office space and executive and other personnel necessary for the operations of each Fund; (b) supervise all aspects of each Fund's operations;
(c) bear the expense of certain informational and purchase and redemption services to each Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust's officers and trustees. Bartlett and its affiliates pay all the compensation of trustees and officers of the Trust who are employees of Bartlett.

         Each Fund pays all its other expenses which are not expressly assumed by Bartlett. These expenses include, among others, interest expense, taxes, brokerage fees, commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees paid to the Funds' distributor, compensation of the independent trustees, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Funds for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

         As compensation for the services provided and the expenses assumed pursuant to the Management Agreement, each Fund will pay to Bartlett a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly, at the following annual rates: 0.75% of Basic Value's average daily net assets; 1.25% of Value International's average daily net assets; 1.00% of Europe Fund's average daily net assets; and 1.00% of Financial Services Fund's average daily net assets.

         Bartlett has agreed to waive fees to the extent that a Fund's expenses exceed the following annual rates of average daily net assets until May 1, 1999:

                                  CLASS A           CLASS C           CLASS Y
                                  -------           -------           -------

       Value International          1.80%             2.55%             1.55%
       Basic Value                  1.15%             1.90%             0.90%
       Europe Fund                  1.85%             2.60%             1.60%

       Financial Services
       Fund                         1.50%             2.25%             1.25%


    The following table depicts the advisory fees paid by the Funds to Bartlett for the fiscal years ended December 31, 1997, March 31, 1997 and March 31, 1996.


                                VALUE
                                INTERNATIONAL      BASIC VALUE       EUROPE
                                FUND               FUND              FUND
                                ----               ----              ----

       December 31, 1997*       $1,008,933         $  889,047        $  846,703

       March 31, 1997           $1,430,591         $1,468,801               ---
       March 31, 1996           $1,215,664         $1,366,123               ---

* Reflects advisory fees paid by Value International and Basic Value for the nine months ended December 31, 1997. Reflects advisory fees paid by Europe Fund for the period beginning July 18, 1997 through December 31, 1997.

         The expenses of Value International and Europe Fund, like those of other international funds, generally can be expected to be higher than expenses of investment companies investing in domestic securities due to the greater costs of custody, communications and investment advisory services for foreign securities.

         Under the Management Agreement, Bartlett will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Management Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Trust's Board of Trustees, by vote of a majority of a Fund's outstanding voting securities, or by Bartlett, on not less than 60 days' notice to the other party to the Management Agreement and may be terminated immediately upon the mutual written consent of both parties to the Management Agreement. Termination of the Management Agreement with respect to any given Fund shall in no way affect the continued validity of the Management Agreement or the performance thereunder with respect to any other Fund.

         Bartlett retains the right to use the name "Bartlett" in connection with another investment company or business enterprise with which Bartlett is or may become associated. The Trust's right to use the name "Bartlett" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by Bartlett on thirty days' written notice.

         Lombard Odier International Portfolio Management Limited ("Lombard Odier"), Norfolk House, 13 Southampton Place, London WC1A 2AJ, England, serves as investment sub-adviser to Europe Fund under a Sub-Advisory Agreement dated July 18, 1997, between Lombard Odier and Bartlett ("Europe Sub-Advisory Agreement"). The Europe Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust, Bartlett, LMFP or Lombard Odier, on February 20, 1998 and by the sole shareholder of Europe Fund on July 18, 1997.

         Lombard Odier is responsible for providing investment advice to Europe Fund in accordance with its investment objective and policies, and for placing orders to purchase and sell portfolio securities pursuant to directions from the Fund's officers. For Lombard Odier's services to Europe Fund, Bartlett (not the
Fund) pays Lombard Odier a fee, computed daily and payable monthly, at an annual rate equal to 60% of the monthly fee actually paid to Bartlett by the Fund under the Management Agreement. For the year ended December 31, 1997, Bartlett paid $151,145 to Lombard Odier.

         Under the Europe Sub-Advisory Agreement, Lombard Odier will not be liable for any error of judgment or mistake of law or for any loss suffered by Bartlett or by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Europe Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Trust's Board of Trustees, by vote of a majority of the

Fund's outstanding voting securities, by Bartlett or by Lombard Odier, on not less than 60 days' notice to the Fund and/or the other party(ies). The Europe Sub-Advisory Agreement terminates immediately upon any termination of the Management Agreement.

         Gray, Seifert, 380 Madison Avenue, New York, New York, serves as investment sub-adviser to Financial Services Fund under a Sub-Advisory Agreement dated _________ ___, 1998 between Gray, Seifert and Bartlett ("Financial Services Sub-Advisory Agreement"). The Financial Services Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust, Bartlett, or Gray, Seifert, on August 14, 1998 and by the sole shareholder of Financial Services Fund on _________ ___, 1998.

         Gray, Seifert is responsible for providing investment advice to Financial Services Fund in accordance with its investment objective and policies, and for placing orders to purchase and sell portfolio securities pursuant to directions from the Fund's officers. For Gray, Seifert's services to Financial Services Fund, Bartlett (not the Fund) pays Gray, Seifert a fee equal to 60% of the fee it receives from the Fund for advisory and administrative services.

         Under the Financial Services Sub-Advisory Agreement, Gray, Seifert will not be liable for any error of judgment or mistake of law or for any loss suffered by Bartlett or by the fund in connection with the performance of the Financial Services Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Financial Services Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Trust's board of Trustees, by vote of a majority of the Fund's outstanding voting securities, by Bartlett or by Gray, Seifert, on not less than 60 days' notice to the Fund and/or the other party(ies). The Financial Services Sub-Advisory Agreement terminates immediately upon any termination of the Management Agreement.


THE TRUST'S DISTRIBUTOR

         LMFP acts as distributor of the Funds' shares pursuant to a Distribution Agreement dated July 18, 1997 (and revised [ ] , 1998) between the Trust and LMFP ("Distribution Agreement"). The Distribution Agreement obligates LMFP to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense) and for supplementary sales literature and advertising costs.

         The Trust has adopted separate Distribution Plans ("Plan") pertaining to the Class A and Class C shares of each Fund which, among other things, permit a Fund to pay LMFP fees for its services related to sales and distribution of Fund shares and the provision of ongoing services to shareholders. Service and/or distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel, telephone and other communication expenses.

         Each Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Trustees on February 20, 1998 and on August 14, 1998 with respect to Financial Services Fund, including a majority of the trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan ("12b-1 Trustees"). In approving each Plan, in accordance with the requirements of Rule 12b-1, the trustees determined that there was a reasonable likelihood that each Plan would benefit each Fund and its shareholders.

         As compensation for its services and expenses as principal underwriter of each Fund's Class A shares, LMFP receives an annual service fee equivalent to 0.25% of the average daily net assets of each Fund's Class A shares. For LMFP's services and expenses as principal underwriter of each Fund's Class C shares, LMFP receives annual distribution and service fees equivalent to 1.00% of the average daily net assets of each Fund's Class C shares. Such fees shall be calculated daily and paid monthly.

         The following table depicts the distribution fees paid by Class A and Class C shares of each Fund for the period July 18, 1997 to December 31, 1997:

                                 VALUE                  BASIC            EUROPE
                             INTERNATIONAL              VALUE             FUND
                                 FUND                   FUND


             Class A:         $86,180                  $147,719         $69,217

             Class C:         $ 1,810                  $    168         $   826

         Each Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each Plan may be terminated with respect to each Fund by a vote of a majority of 12b-1 Trustees or by vote of a majority of the outstanding voting securities of that Fund. Any change in a Plan that would materially increase the distribution costs to a Fund requires shareholder approval; otherwise, each Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a Fund, pursuant to the Plan or any related agreement shall provide to that Fund's Board of Trustees, and the trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a Fund may rely on that Rule only if, while the Plan is in effect, the nomination and selection of that Fund's independent trustees is committed to the discretion of such independent trustees.

TRUSTEES AND OFFICERS

         The Trust's officers are responsible for the operation of the Trust under the direction of the Board of Trustees. The officers and trustees and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those trustees who are "interested persons" of the Trust as defined by the 1940 Act.



        NAME, ADDRESS AND DATE OF BIRTH     POSITION WITH THE TRUST           PRINCIPAL OCCUPATION
        Lorrence T. Kellar                  Chairman of the Board and         Vice President - Real Estate for
        08/10/37                            Trustee                           KMart Corporation, (a general
        36 East Fourth Street                                                 merchandise retailer) since May
        Cincinnati, Ohio 45202                                                1996; formerly: Group Vice
                                                                              President of Finance and Real

                                                                              Estate at The Kroger Co. (a food
                                                                              retailer); Director of BT Office
                                                                              Products International, Inc. and
                                                                              Director of Multi-Color
                                                                              Corporation (a producer of
                                                                              printed labels)

        Alan R. Schriber                    Trustee                           President of ARS Broadcasting
        08/20/45                                                              Corp., a company which owns and
        36 East Fourth Street                                                 operates radio stations
        Cincinnati, Ohio 45202

        William P. Sheehan                  Trustee                           Member of the State of Ohio
        02/16/27                                                              Employment Relations Board
        36 East Fourth Street
        Cincinnati, Ohio 45202

        Prinz Wolfgang E. Ysenburg          Trustee                           Director of Holland Fund (Dutch
        06/20/36                                                              investment company); Director of
        36 East Fourth Street                                                 Beteilingungsgesellschaft (German
        Cincinnati, Ohio 45202                                                investment company); Director of
                                                                              Profirent Investment Fund

        A. John W. Campbell                 Trustee                           Director of Campbell Lutyens &
        02/18/47                                                              Co. Ltd (UK investment banking
        36 East Fourth Street                                                 firm); Director of Beradin
        Cincinnati, Ohio 45202                                                Holdings, PLC (agricultural
                                                                              holding company)

        Henri Deegenaar                     Trustee                           Independent Consultant;
        10/7/35                                                               Investment Adviser to Saint
        36 East Fourth Street                                                 Honore Marche Emergents (French
        Cincinnati, Ohio 45202                                                investment company); Director of
                                                                              Guilbert SA (office supplies
                                                                              distribution company) and OFREX
                                                                              (office supplies distribution
                                                                              company)

        Ian F. H. Grant                     Trustee                           Managing Director of Glenmoriston
        06/03/39                                                              Estates Ltd. (Scottish holding
        36 East Fourth Street                                                 company); Chairman of Pacific
        Cincinnati, Ohio 45202                                                Assets Trust PLC (UK investment
                                                                              company); Director of Royal Bank
                                                                              of Scotland PLC, Royal Bank of
                                                                              Scotland Group PLC, Banco Santander
                                                                              SA, and a number of publicly owned
                                                                              companies in Europe and the Far East

     NAME, ADDRESS AND DATE OF BIRTH        POSITION WITH THE TRUST          PRINCIPAL OCCUPATION
     Edmund J. Cashman, Jr.*                 Trustee                     Senior Executive Vice President
     08/31/36                                                            and Director of Legg Mason Wood
     100 Light Street                                                    Walker, Inc.; President/Vice
     Baltimore, MD 21202                                                 Chairman/Director/Trustee of
                                                                         various Legg Mason funds;
                                                                         Director of E. A. Engineering,
                                                                         Science and Technology, Inc. (a
                                                                         multidisciplinary environmental
                                                                         services company)

     Edward A. Taber, III*                   President and Trustee       Senior Executive Vice President of Legg
     08/25/43                                                            Mason, Inc. and Legg Mason Wood
     100 Light Street                                                    Walker, Inc.; Vice Chairman and
     Baltimore, Maryland  21202                                          Director of Legg Mason Fund Adviser, Inc.;
                                                                         President and/or Director/Trustee of
                                                                         various Legg Mason funds


    The executive officers of the Trust, other than those who also serve as trustee, are:

     -------------------------------------------------------------------------------------------------------------
     NAME, ADDRESS AND DATE OF BIRTH      POSITION WITH TRUST                          PRINCIPAL OCCUPATION
     James B. Reynolds, CFA               Vice President                           Senior Portfolio Manager and a
     09/13/43                                                                      Managing Director of Bartlett
     36 East Fourth Street
     Cincinnati, Ohio 45202

     Marie K. Karpinski, CPA              Vice President and Treasurer             Treasurer of Legg Mason Fund
     01/01/49                                                                      Adviser, Inc., Vice President and
     100 Light Street                                                              Treasurer of other
     Baltimore, MD  21202                                                          registered investment
                                                                                   companies for which Legg
                                                                                   Mason Fund Adviser, Inc. is
                                                                                   investment adviser or manager and
                                                                                   Vice President of Legg
                                                                                   Mason Wood Walker, Inc.

     Madelynn M. Matlock, CFA             Vice President                           Director of International
     12/8/49                                                                       Equities for Bartlett
     36 East Fourth Street
     Cincinnati, Ohio 45202

     James A. Miller                      Vice President                           Senior Portfolio Manager,
     03/13/49                                                                      President and a Director of
     36 East Fourth Street                                                         Bartlett
     Cincinnati, Ohio 45202

     Donna M. Prieshoff                   Vice President                           Director of Operations of
     09/19/49                                                                      Bartlett
     36 East Fourth Street
     Cincinnati, Ohio 45202

     Woodrow H. Uible, CFA                Vice President                           Senior Portfolio Manager of
     06/13/53                                                                      Bartlett
     36 East Fourth Street
     Cincinnati, Ohio 45202


     NAME, ADDRESS AND DATE OF BIRTH           POSITION WITH TRUST                PRINCIPAL OCCUPATION
     Robert H.C.  Van Maasdijk                 Vice President                 Managing Director of Lombard
     Lombard Odier International                                              Odier International Portfolio
      Portfolio Management                                                    Management
     Norfolk House
     13 Southampton Place
     London WC1AJ, England

     Kathi D. Bair                             Secretary                      Secretary and/or Assistant
     12/15/64                                                                 Treasurer of other registered
     100 Light Street                                                         investment companies for which
     Baltimore, MD 21202                                                      Legg Mason Fund Adviser, Inc. is
                                                                              investment adviser or manager

     Thomas A. Steele                          Assistant Treasurer and        Vice President, Secretary and
     03/09/59                                  Assistant Secretary            Treasurer of Bartlett
     36 East Fourth Street
     Cincinnati, Ohio 45202

    For the nine months ended December 31, 1997, the Trustees of the Trust received the following compensation:

                                                      AGGREGATE                TOTAL COMPENSATION FROM
                                                     COMPENSATION           REGISTRANT AND TRUST COMPLEX
         NAME OF PERSON, POSITION                     FROM TRUST                  PAID TO TRUSTEES
     Lorrence T. Kellar,                               $9,875                           $9,875
     Chairman of the Board and Trustee

     Alan R. Schriber,                                 $9,875                           $9,875
     Trustee

     William P. Sheehan,                               $9,875                           $9,875
     Trustee

     Prinz Wolfgang E. Ysenburg                        $4,875                           $4,875
     Trustee

     A. John W. Campbell                               $4,875                           $4,875
     Trustee

     Henri Deegenaar                                   $4,875                           $4,875
     Trustee

     Ian F. H. Grant                                   $3,375                           $3,375
     Trustee


     Edmund J. Cashman, Jr.*                             None                             None
     Trustee

     Edward A. Taber, III                                None                             None
     President and Trustee


*Interested Person

         Officers and trustees of the Trust who are "interested persons" thereof, as defined in the 1940 Act, receive no salary or fees from the Trust. Independent trustees of the Trust receive an annual fee of $3,750 and an attendance fee of $1,500 per meeting of the Board plus travel and out-of-pocket expenses incurred in connection with the Board of Trustees' meetings.

         The Nominating Committee of the Board of Trustees is responsible for the selection and nomination of disinterested trustees. The Committee is composed of Lorrence T. Kellar, Alan R. Schriber, William P. Sheehan, Prinz Wolfgang E. Ysenburg, A. John W. Campbell, Henri Deegenaar and Ian F. H. Grant. As of October [ ], 1998, no trustee or officer beneficially owned more than 1% of the shares outstanding of any Fund.

         Set forth below is a table which contains the name, address and percentage ownership of each person who is known by each Fund to own beneficially and/or of record five percent or more of its outstanding shares as of August 1, 1998:

Bartlett Value International Fund:



                        NAME AND ADDRESS                                              CLASS C      CLASS Y
Legg Mason Trust Co. TTEE St. Mary's Hospital Pension Plan and Trust                   13.82%         --
P.O. Box 1476
Baltimore, MD  21203

FirstCinco Pt                                                                             --       44.42%
P.O. Box 640229
Cincinnati, Ohio  45264

Saxon & Co. FBO Qualified Emergency Specialists MPP                                       --        7.94%
P.O. Box 7780-1888
Philadelphia, PA  19182

Clark Schaefer Hackett & Co                                                               --        5.02%
Profit Sharing Retirement Plan
105 E. 4th Street Ste 16
Cincinnati, Ohio 45202

Bartlett Basic Value:


                    NAME AND ADDRESS                                                  CLASS C      CLASS Y
Claude J. Autin                                                                         6.27%         --
DBA JA-BOB Investment Co.


1423 Whitney Ave.
Gretna, LA  70053

LMWW Custodian FBO George S. Goodman Ira                                                5.20%         --
319 Willow Oak Circle
Baltimore, MD  21208





Clark Schaefer Hackett & Co.                                                              --       40.86%
Profit Sharing Retirement Plan
with 401k provisions
105 E. 4th Street Ste 16
Cincinnati, Ohio  45202

Kevin M Reid Do Inc.                                                                      --       15.46%
Defined Contribution
1259 Timberwyck Ct
Dayton, OH  45458

Soma S Avva MD Inc.                                                                       --       11.20%
Retirement Income Trust
2200 Philadelphia Dr.
Dayton, OH  45406

Robert A. Schriber MD  Inc                                                                --        7.96%
Profit Sharing Plan
1430 First National Building
130 E 2nd St
Dayton, OH  45402

Jo Anne Orndorff TTEE                                                                     --        6.97%
Scrip-Safe Security Products
Defined Benefit Plan
11319 Grooms RD
Cincinnati, Ohio  45242

George D. Waissbluth                                                                      --        5.43%
Greater Cin Gastroenterology Assoc Inc. Pen/Profit Sharing Plan
2925 Vernon Place
Cincinnati, Ohio 45219

Bartlett Europe Fund


   NAME AND ADDRESS                                                                  CLASS A       CLASS Y
SSB-Custodian                                                                           --          98.12%
Global Proxy Unit
PO Box 1631
Boston, MA  02105


Charles Scwab & Co                                                                  13.50%
ADP Proxy Services
101 Montgomery Street
San Francisco, CA  94104

BHC Securities                                                                       5.82%
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

Smith Barney, Inc.                                                                   5.54%
333 W. 34th Street
New York, NY  10001


PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, Bartlett and/or each sub-adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, Bartlett and/or each sub-adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Bartlett and/or each sub-adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Trust has no obligation to deal with any broker or dealer in the execution of its transactions.

         Bartlett and/or each sub-adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which Bartlett and/or each sub-adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if Bartlett and/or each sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Bartlett's and/or each sub-adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by Bartlett and/or each sub-adviser in servicing all of its accounts and all such services might not be used by Bartlett and/or each sub-adviser in connection with the Trust. Similarly, research and information provided by brokers or dealers serving other clients may be useful to Bartlett and/or each sub-adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and Bartlett and/or each sub-adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and Bartlett and/or each sub-adviser that the review and study of the research and other information will not reduce the overall cost to Bartlett and/or each sub-adviser of performing its duties to the Trust under the Agreement. Due to research services provided by brokers, the Trust directed to the brokers $158,146,578 of brokerage transactions (on which the commissions were $281,042) during the nine months ended December 31, 1997.

         Bartlett and Gray, Seifert and their affiliates (including Legg Mason Wood Walker, Inc.) and Lombard Odier and its affiliates, in their capacity as broker/dealers, may receive brokerage commissions in connection with effecting portfolio transactions for the Trust. The Trust will not effect any brokerage transactions in the Funds' portfolio securities with Bartlett and Gray, Seifert or their affiliates or Lombard Odier or its affiliates if such transactions would be unfair or unreasonable to the Trust's shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker/dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices. While the Trust contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. Bartlett and Gray, Seifert and their affiliates and Lombard Odier and its affiliates do not receive reciprocal brokerage business as a result of the brokerage business placed by the Trust with others.

         Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trust, including Bartlett and Gray, Seifert and their affiliates and Lombard Odier and its affiliates, will not serve as the Trust's dealer in connection with such transactions. However, affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted on an agency basis.

         In determining the commissions to be paid to Bartlett and Gray, Seifert or their affiliates and Lombard Odier and its affiliates, it is the policy of the Trust that such commissions will, in the judgment of the Board of Trustees, be (a) at least as favorable to the Trust as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Trust as commissions contemporaneously charged by Bartlett and Gray, Seifert and their affiliates and Lombard Odier and its affiliates on comparable transactions for its most favored unaffiliated customers, except for customers of Bartlett, Gray, Seifert or Lombard Odier considered by a majority of the Trust's independent trustees not to be comparable to the Trust. The Board of Trustees, including a majority of the independent trustees, will from time to time review, among other things, information relating to the commissions charged by Bartlett and Gray, Seifert and their affiliates and Lombard Odier and its affiliates to the Trust and its other customers, and posted rates and other information concerning the commissions charged by other qualified brokers.

         To the extent that the Trust and another of Bartlett's, Gray, Seifert's or Lombard Odier's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales on behalf of Value International, Basic Value and Financial Services Fund will normally be made by random client selection; purchases and sales on behalf of Europe Fund would normally be allocated in terms of amount, according to the proportion that Europe Fund's order bears to the aggregate size of all orders simultaneously made, with appropriate adjustments to avoid odd lots.

         The following table depicts, for the periods presented, the total brokerage commissions paid by the Trust, the amount of those commissions paid to Bartlett, the percentage of all commissions paid that were received by Bartlett and the percentage of all portfolio transactions represented by the commissions received by Bartlett.

                                                                     BARTLETT
                                 TOTAL           COMMISSIONS        COMMISSIONS        PERCENTAGE
    FISCAL YEAR               COMMISSIONS          PAID TO          AS % OF ALL       OF PORTFOLIO
       ENDED                     PAID             BARTLETT          COMMISSIONS       TRANSACTIONS
------------------           ------------       ------------       ------------       ------------
December 31, 1997              $ 363,662            $   0                0.00%            0.00%
March 31, 1997                 $ 284,114            $   0                0.00%            0.00%
March 31, 1996                 $ 300,025            $ 327                0.11%            0.10%

         As of December 31, 1997, Europe Fund owned securities of its regular broker/dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: 62,000 shares of Barclays PLC, with a market value of $1,637,000.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 P.M., Eastern time) on each day the Trust and the Custodian of the applicable Fund are open for business. The price of the shares of each class of a Fund will also be calculated on other days if there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, or any other national holiday which results in the closing of the New York Stock Exchange. For a description of the methods used to determine the net asset value (share price), see "Calculation of Share Price" in the Prospectuses.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

SYSTEMATIC INVESTMENT PLAN

         The Prospectuses explain that if you invest in shares of the Funds, you may buy additional shares through the Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds to be used to buy Class A, Class C or Class Y shares at the per share net asset value determined on the day the funds are sent by your bank. You will receive a quarterly account statement. You may terminate the Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Systematic Investment Plan are available from your broker/dealer or LMFP.

SYSTEMATIC WITHDRAWAL PLAN

         Investors in Class A and Class C shares, and certain eligible investors in Class Y shares, with a net asset value of $5,000 or more, may also elect to make systematic withdrawals from their Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from their account to provide the withdrawal amount that was specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying LMFP or the broker/dealer with which you have an account. Redemptions will be made at the shares' net asset value determined as of the close of regular trading on the Exchange on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the net asset value determined as of the close of regular trading on the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in your account must be automatically reinvested in the applicable class of shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, its transfer agent, and LMFP also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan because you may incur tax liabilities in connection with such purchases and withdrawals. Each Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Systematic Investment Plan.

REDEMPTION SERVICES

         Each Fund reserves the right to modify or terminate the wire or telephone redemption services described in the Prospectuses at any time.

         The date of payment may not be postponed for more than seven days, and the right of redemption may not be suspended except (a) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing that Fund's net asset value per share. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem in kind under normal circumstances but would do so where Bartlett determines that it would be in the best interests of the Fund's shareholders as a whole.

         Foreign securities exchanges may be open for trading on days when the Funds are not open for business. The net asset value of Fund shares may be significantly affected on days when investors do not have access to their Fund to purchase and redeem shares.

ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may be applicable to them.

GENERAL

         For federal tax purposes, each Fund is a separate corporation. In order to qualify or to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Dividends and interest received by each Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. For this and other purposes, dividends and other distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any fund may not exceed the aggregate dividends received by that Fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) made by each Fund do not qualify for the dividends-received deduction.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

FOREIGN SECURITIES

         Foreign Taxes. Interest and dividends received by a Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of Value International's or Europe Fund's total assets at the close of any taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the foreign taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If a Fund makes this election, (a) it will report to its shareholders shortly after each taxable year the shareholders' respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions and (b) individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Passive Foreign Investment Companies. Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder that--, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).


         Foreign Currencies. Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable, in each case, to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

OPTIONS, FUTURES, FORWARD CONTRACTS AND FOREIGN CURRENCIES

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by each other Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Regulated futures contracts, options and foreign currency contracts that are subject to section 1256 of the Code (collectively, "Section 1256 contracts") and are held by a Fund at the end of each taxable year generally will be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss recognized under this mark-to-market rule will be added to any realized gains and losses on section 1256 contracts actually sold by the Fund during the year, and the resulting gain or loss will be treated (without regard to the holding period) as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The rules described in the preceding paragraph may operate to increase the amount of dividends, which will be taxable to shareholders, that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax, without providing the cash with which to make the distributions. Each fund may elect to exclude certain transactions from
Section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income when distributed to a Fund's shareholders).


         When a covered call option written (sold) by a fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. when a Fund terminates its obligations under such an option by entering into a closing transaction, the fund realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

         If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

ORIGINAL ISSUE DISCOUNT AND "PAY-IN-KIND" SECURITIES

         Each Fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-DEFERRED RETIREMENT PLANS

         Investors may invest in Class A or Class C shares of a Fund through IRAs, SEPs, SIMPLEs and other qualified retirement plans. In general, income earned through the investment of assets of qualified retirement plans is not taxed to the beneficiaries thereof until the income is distributed to them. Investors who are considering establishing such a plan should consult their attorneys or other tax advisors with respect to individual tax questions. Please contact LMFP or your broker/dealer for further information with respect to these plans.

         Traditional IRA. Certain investors in Class A or Class C shares may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. A married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000.

         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Class A or Class C shares through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or certain other situations.

         ROTH IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Education IRA. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than the maximum amount allowable under current law may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or transferred to an Education IRA of a qualified family member).

SIMPLIFIED EMPLOYEE PENSION PLAN - SEP

         LMFP also makes available to corporate and other employers a SEP for investment in Class A or Class C shares.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

         An employer with no more than 100 employees that does not maintain another retirement plan instead may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

         Withholding at the rate of 20% is required for federal income tax purposes on distributions eligible for rollover from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors in Class A or Class C shares should consult their plan administrator or tax advisor for further information.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)(n)=ERV

Where:           P =        a hypothetical $1,000 initial investment
                 T =        average annual total return
                 n =        number of years
                 ERV =      ending redeemable value at the end of the applicable
                            period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The computation assumes that all dividends and other distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. The risks associated with a Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general.

         Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, the Adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur. Each Fund may also include in advertising biographical information on key investment and managerial personnel.

         Value International and Europe Fund will use the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Morgan Stanley Capital International EAFE Index ("EAFE Index"), the Morgan Stanley Capital International World Index and the Consumer Price Index. The EAFE Index, compiled from a composite of securities markets of Europe, Australiasia and the Far East, is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Morgan Stanley Capital International World Index, compiled from a composite of securities of the U.S., Europe, Canada, Mexico, Australia and the Far East, is widely recognized by investors as the measurement index for portfolios of international securities. Both indexes are prepared by Morgan Stanley Capital International, an investment management and research company located in Geneva, Switzerland. The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The index shows changes in the cost of selected consumer goods and does not represent an investment return. The investment performance figures for the Funds and the indices (other than the Consumer Price Index) will include reinvestment of dividends and other distributions.

         Basic Value and Financial Services Fund will use the S&P 500 Index, the Dow Jones Industrial Average, the Value Line Composite Index and the BARRA Value Index. The Value Line Composite Index is an index composed of approximately 1700 issues. As a broad index containing the issues of many smaller capitalization companies, it may be more representative of Basic Value than narrower, large capitalization indices such as the Dow Jones Industrial Average. The BARRA Value Index is prepared by ranking the stocks in the S&P 500 Index primarily on the basis of price to book value. That ranking is split into two groups with equal aggregate market capitalization, and the group with the lower price-to-book value ratio comprises the stocks in the BARRA Value Index. The BARRA Value Index, which is weighted by market capitalization, is designed as a long-term measure of investment performance based upon some of the value investing criteria used by Bartlett.

         The performance of a Fund may also be presented along with performance information of other Funds in materials distributed to the public such as annual, semi-annual and quarterly reports, advertising and sales literature. In addition, the performance of any Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc., Value Line or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of a Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

         Financial Services Fund has had no operating history prior to the date of this Statement of Additional Information.

         Basic Value. The average annual total returns of Basic Value shares (redesignated as Class A shares) for the one, five and ten year periods ended December 31, 1997 were 29.46%, 17.72% and 14.88%, respectively.

         The following table shows the one year and cumulative rates of total return for the indicated period as well as the value of a $10,000 investment made on May 5, 1983 (the date of the initial public offering of shares), as of the end of the specified period. Sales charges have not been deducted from total returns; the Fund did not impose such charges for the periods shown.


                    YEAR END                            VALUE OF
         YEAR       NET ASSET        DIVIDENDS           $10,000                             TOTAL RETURN
         ENDED        VALUE            PAID            INVESTMENT(A)                ONE YEAR           CUMULATIVE(B)
         -----        -----            ----            -------------                --------------------------------
       3/31/84(b)    $10.20            $0.46             $10,668                      6.68%(b)              6.68%
       3/31/85        10.88             0.75              12,202                     14.38%                22.02%
       3/31/86        13.13             1.23              16,194                     32.72%                61.94%
       3/31/87        12.96             1.56              18,037                     11.38%                80.37%
       3/31/88        12.44             0.36              17,813                     -1.24%                78.13%
       3/31/89        12.56             1.71              20,593                     15.61%               105.93%
       3/31/90        12.34             1.05              21,930                      6.49%               119.30%
       3/31/91        12.60             0.46              23,310                      6.29%               133.10%
       3/31/92        13.47             0.36              25,624                      9.91%               156.24%
       3/31/93        14.76             0.58              29,268                     14.22%               192.69%
       3/31/94        14.89             0.37              30,268                      3.42%               202.68%
       3/31/95        15.39             1.30              34,103                     12.67%               241.03%
       3/31/96        17.94             1.07              42,306                     24.05%               323.06%
       3/31/97        18.33             1.65              47,110                     11.36%               371.10%
      12/31/97        18.95             5.16              59,701                     33.14%(c)            526.87%

(a) Value at end of fiscal year of $10,000 investment made on May 5, 1983.

(b) Not annualized and from May 5, 1983.

(c) For the nine months ended December 31, 1997.

         Value International. The average annual total returns of Value International's shares (redesignated as Class A shares) for the one and five year periods ended December 31, 1997 and the period from October 6, 1989 (the date of the initial public offering of shares) through December 31, 1997 were 6.14%, 11.93% and 7.56%, respectively.

         The following table shows the one year and cumulative rates of total return for the indicated period as well as the value of a $10,000 investment made on October 6, 1989, as of the end of the specified period. Sales charges have not been deducted from total returns; the Fund did not impose such charges for the periods shown.

                           YEAR END                         VALUE OF
              YEAR        NET ASSET          DIVIDENDS      $10,000           TOTAL RETURN        TOTAL RETURN
              ENDED         VALUE              PAID      INVESTMENTS(A)         ONE YEAR          CUMULATIVE(B)
              -----         -----              ----      --------------         --------          -------------
             3/31/90       $ 9.79             $0.24        $10,029               0.29%(b)            0.29%

             3/31/91         9.09              0.30          9,644              (3.84)%             (3.56)%

             3/31/92         9.93              0.22         10,790               0.88%               7.90%

             3/31/93        10.08              0.12         11,082               2.71%              10.82%

             3/31/94        12.46              0.07         13,787              24.42%              37.87%

             3/31/95        11.64              0.70         13,625              (1.18)%             36.25%

             3/31/96        12.59              0.51         15,363              12.76%              53.63%

             3/31/97        13.64              0.84         17,737              15.45%              77.37%

            12/31/97        12.45              1.55         17,364               2.79%(c)           82.33%

(a) Value at end of fiscal year of $10,000 investment made on October 6, 1989.

(b) Not annualized and from October 6, 1989.

(c) For the nine months ended December 31, 1997.

         Europe Fund. The average annual total returns of Worldwide Value Fund, Inc. (Europe Fund's predecessor) for the one, five and ten year periods ended December 31, 1997 were 17.52%, 18.19% and 9.89%, respectively.

         The following table shows the one year and cumulative rates of total return (based on net asset value) for the indicated period as well as the value of a $10,000 investment made on August 19, 1986 (the date of the initial public offering of Worldwide Value Fund, Inc. shares), as of the end of the specified period. Sales charges have not been deducted from total returns; that fund did not impose such charges for the periods shown.


                          YEAR END                           VALUE OF              TOTAL
              YEAR       NET ASSET          DIVIDENDS        $10,000              RETURN         TOTAL RETURN
              ENDED        VALUE              PAID       INVESTMENTS(A)          ONE YEAR       CUMULATIVE(B)
              -----        -----              ----       --------------          --------       -------------
            12/31/86       $17.41              0.00          $10,990                n/a            (12.95)%

            12/31/87        16.46             $1.11            8,925               2.52%           (10.75)%

            12/31/88        19.53              1.00           11,208              25.59%            12.09%

            12/31/89        20.14              1.61           12,606              12.47%            26.06%

            12/31/90        14.65              1.38           10,002             (20.66)%             .02%

            12/31/91        15.44              0.21           10,709               7.07%            15.78%

            12/31/92        14.29              0.04            9,941              (7.17)%           (0.59)%

            12/31/93        18.46              0.10           12,915              29.91%            29.15%

            12/31/94        17.68              0.00           12,369              (3.68)%           24.39%

            12/31/95        21.13              0.06           14,831              19.94%            48.35%

            12/31/96        24.24              3.25           19,555              31.53%            95.07%

            12/31/97        20.97              7.33           21,834              17.52%           129.25%

(a) Value at end of fiscal year of $10,000 investment made on August 19, 1986.

(b) Not annualized and from August 19, 1986.

DESCRIPTION OF THE TRUST

         The Trust is a diversified, open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated October 31, 1982 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of three series have been authorized, which shares constitute the interests in Value International, Basic Value, Europe Fund and Financial Services Fund. Each Fund's shares are divided into three classes, designated as Class A, Class C and Class Y shares.

         Each share of each class of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund. The shares of each class of each Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated among the Funds by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Each Fund might determine to allocate certain of its expenses (in addition to 12b-1 fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, a higher transfer agency fee per shareholder account may be imposed on a class of shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, the Board of Trustees believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. The Board of Trustees believes that, in view of the above, the risk of personal liability is remote.

CUSTODIAN

         The Custodian acts as the Trust's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust's request and maintains records in connection with its duties.

         State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts is the custodian of the Trust.

         The Chase Manhattan Bank, N.A., 1 Chaseside, Bournemouth, Dorset BH7 7DB, England, is the sub-custodian for Europe Fund.

ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP has been selected as independent public accountants for the Trust for the fiscal period ending December 31, 1997. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland, performs an annual audit of the Trust's financial statements, reviews the Trust's federal tax return and provides financial and accounting consulting services as requested.

TRANSFER AGENT

         Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts, acts as the Trust's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Trust's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

FINANCIAL STATEMENTS

         The Statement of Net Assets as of December 31, 1997 for all three funds; the Statements of Operations for the nine months ended December 31, 1997 for Basic Value and Value International and one year ended for Europe Fund; the Statements of Changes in Net Assets for the nine months ended December 31, 1997 for Basic Value and Value International and the years ended December 31, 1997 and 1996 for Europe Fund; the Financial Highlights for all periods; the Notes to Financial Statements and the Report of Independent Public Accountants, each with respect to all three Funds, are included in the combined annual report for the nine months ended December 31, 1997, and are hereby incorporated by reference in this Statement of Additional Information.

         The unaudited Financial Statements for the six months ended June 30, 1998 for Basic Value, Value International and Europe Fund are included in this Statement of Additional Information on the following pages.

                                      BARTLETT

--------------------------------------------------------------------------------
                                  MUTUAL FUNDS
--------------------------------------------------------------------------------



                            SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                                      BARTLETT
                              BASIC VALUE FUND

                                      BARTLETT
                      VALUE INTERNATIONAL FUND

                                      BARTLETT
                                   EUROPE FUND

                                 BARTLETT & CO.
                                    PROFILE


[BARTLETT MUTUAL FUNDS LOGO] Bartlett & Co., headquartered in Cincinnati,
                             Ohio, is an asset management firm which
                             manages over $3.1 billion for individuals, family groups and institutions. Established in 1898,
Bartlett & Co. has built a reputation among individual and institutional investors of strong performance and superior client service for the last century.

Bartlett & Co. offers its clients a diversity of services through four business divisions:

         (diamond) MUTUAL FUNDS

         (diamond) INSTITUTIONAL CLIENT SERVICES

         (diamond) PRIVATE CLIENT SERVICES

         (diamond) REAL ESTATE PROGRAMS

Our tradition of excellence, the breadth of our services and the depth of our experience give Bartlett & Co. the capabilities to serve as your financial advisor.

                            STATEMENT OF NET ASSETS

                           Bartlett Basic Value Fund
                           June 30, 1998  (Unaudited)
                             (Amounts in Thousands)

                                            Market
                                 Shares      Value
------------------------------------------------------
Common Stock -- 97.7%
------------------------------------------------------
Aerospace/Defense -- 1.7%
  Lockheed Martin Corporation      23     $  2,435
------------------------------------------------------
Air Transportation -- 4.2%
  AMR Corporation                  71        5,919(A)
------------------------------------------------------
Automobiles &
   Auto Parts -- 3.3%
  Ford Motor Company               35        2,065
  General Motors Corporation       37        2,472
                                          --------
                                             4,537
------------------------------------------------------
Broadcasting -- 2.0%
  Time Warner, Inc.                32        2,734
------------------------------------------------------
Chemicals -- 1.9%
  Ferro Corporation               107        2,715
------------------------------------------------------
Construction & Building
  Materials -- 1.5%
  Martin Marietta Materials, Inc.  46        2,085
------------------------------------------------------
Diversified -- 4.2%
  Loews Corporation                40        3,485
  Tyco International Ltd.          38        2,413
                                          --------
                                             5,898
------------------------------------------------------
Electronics -- 3.0%
  Pioneer Standard
   Electronics, Inc.              180        1,732
  UCAR International, Inc.         84        2,452(A)
                                          --------
                                             4,184
------------------------------------------------------
Energy -- 10.1%
  Cabot Oil & Gas Corporation      55        1,100
  Phillips Petroleum Company       48        2,313
  Total SA (ADR)                   30        1,961
  Triton Energy Ltd.              146        5,214(A)
  Western Resources Inc.           92        3,571
                                          --------
                                            14,159
------------------------------------------------------
Financial Services -- 12.9%
  Aetna Inc.                       28        2,132
  Charter One Financial, Inc.     108        3,638
  Fannie Mae                       90        5,468
  H & R Block, Inc.                81        3,399
  Washington Federal, Inc.        121        3,330
                                          --------
                                            17,967
------------------------------------------------------


                                            Market
                                 Shares      Value
------------------------------------------------------
Food, Beverage & Tobacco-- 8.2%
  Archer-Daniels-Midland Company  138     $  2,670
  McDonald's Corporation           74        5,106
  RJR Nabisco Holdings Corp.       65        1,544
  UST, Inc.                        80        2,160
                                          --------
                                            11,480
------------------------------------------------------
Health Care -- 1.3%
  Columbia/HCA Healthcare
   Corporation                     60        1,747
------------------------------------------------------
Insurance -- 3.5%
  Frontier Insurance Group Inc.    79        1,787
  Travelers Group                  52        3,134
                                          --------
                                             4,921
------------------------------------------------------
Investment Companies -- 2.2%
  Royce Value Trust, Inc.         182        3,012
------------------------------------------------------
Machinery -- 5.7%
  Kaydon Corporation              120        4,237
  York International Corporation   85        3,703
                                          --------
                                             7,940
------------------------------------------------------
Metals & Mining -- 1.5%
  Potash Corporation of
   Saskatchewan Inc. (ADR)         28        2,086
------------------------------------------------------
Manufactured Housing -- 3.1%
  Fleetwood Enterprises, Inc.     109        4,360
------------------------------------------------------
Office Automation &
  Equipment -- 0.7%
  Pitney Bowes, Inc.               20          963
------------------------------------------------------
Railroads -- 10.8%
  GATX Corporation                 92        4,037
  Kansas City Southern
   Industries, Inc.               128        6,352
  Union Pacific Corporation       106        4,677
                                          --------
                                            15,066
------------------------------------------------------
Real Estate Investment
  Trusts (REITs) -- 4.2%
  Chateau Communities, Inc.       121        3,471
  United Dominion Realty
   Trust, Inc.                    170        2,359
                                          --------
                                             5,830
------------------------------------------------------

                                            Market
                                 Shares      Value
------------------------------------------------------
Retail -- 4.3%
  Jostens, Inc.                    150   $  3,581
  Toys `R' Us, Inc.                105      2,481(A)
                                         --------
                                            6,062
-----------------------------------------------------
Services -- 2.0%
  First Data Corporation            83      2,765
-----------------------------------------------------
Telecommunications -- 3.0%
  AT&T Corporation                  74      4,227
-----------------------------------------------------
Utilities -- 2.4%
  Kansas City Power & Light Company 85      2,465
  TNP Enterprises, Inc.             30        926
                                          --------
                                             3,391
------------------------------------------------------
Total Common Stock                        $136,483
------------------------------------------------------
  (Identified Cost -- $94,003)
------------------------------------------------------
                                Face
                               Amount
------------------------------------------------------
Repurchase Agreement -- 1.8%
------------------------------------------------------
  State Street Bank & Trust Company
   4.25%, dated 6/30/98, to be
   repurchased at $2,487 on 7/1/98
   (Collateral: $1,620 United States
   Treasury Notes, 10.625% due
   8/15/15, value $2,607)     $ 2,487        2,487
------------------------------------------------------
Total Repurchase Agreement                $  2,487
------------------------------------------------------
  (Identified Cost -- $2,487)
------------------------------------------------------
Total Investments
   At Value-- 99.5%                       $138,970
------------------------------------------------------
  (Identified Cost -- $96,490)
------------------------------------------------------
Other Assets Less Liabilities-- 0.5%      $    669
------------------------------------------------------
Net Assets-- 100.0%                       $139,639
======================================================





------------------------------------------------------
  Net Assets Consisting of:
  Capital shares:
    Class A shares                        $ 78,808
    Class C shares                           1,731
    Class Y shares                           2,757
  Undistributed
    net investment income                      580
  Undistributed net realized
    gains from security
    transactions                            13,283
  Net unrealized appreciation
    of investments and
    foreign currency
    transactions                            42,480
------------------------------------------------------
Net Assets-- 100.0%                       $139,639
======================================================
  Shares of beneficial interest
    outstanding (unlimited
    number of shares
    authorized, no par value)
    Class A shares                           6,717
    Class C shares                              89
    Class Y shares                             129
======================================================
  Net asset value and
    redemption price
    per share-- Class A                   $  20.14
======================================================
  Maximum offering price
    per share -- Class A
    (net asset value plus
    sales charge of 4.75%
    of offering price)                    $  21.14
======================================================
  Net asset value,
    offering price and
    redemption price
    per share-- Class C                   $  19.84
======================================================
  Net asset value,
    offering price and
    redemption price
    per share-- Class Y                   $  20.08
======================================================

(A) Non-dividend paying investment.

See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS

                       Bartlett Value International Fund
                           June 30, 1998  (Unaudited)
                             (Amounts in Thousands)


                                            Market
                                 Shares      Value
------------------------------------------------------
Common Stock -- 92.3%
------------------------------------------------------
Argentina --4.3%
  IRSA Inversiones y
  Representaciones S.A. (GDR)      63      $ 1,826
  YPF Sociedad Anonima SA (ADR)    55        1,653
                                           -------
                                             3,479
------------------------------------------------------
Australia -- 4.6%
  Brambles Industries Ltd.         82        1,605
  National Australia Bank (ADR)    31        2,050
                                           -------
                                             3,655
------------------------------------------------------
Canada -- 2.1%
  Hudson's Bay Co.                 45        1,026
  Potash Corporation of
   Saskatchewan Inc. (ADR)          9          695
                                           -------
                                             1,721
------------------------------------------------------
Finland  -- 5.8%
  Kemira Oyj                      255        2,643
  Metra Oyj                        62        2,036
                                           -------
                                             4,679
------------------------------------------------------
France --7.1%
  Michelin                         35        2,020
  Cie de Saint Gobain               6        1,045
  Total SA                          3          390
  Total SA (ADR)                   34        2,229
                                           -------
                                             5,684
------------------------------------------------------
Germany -- 5.8%
  Buderus AG                        5        2,346
  Deutsche Lufthansa AG            91        2,293
                                           -------
                                             4,639
------------------------------------------------------
Hong Kong -- 2.7%
  Swire Pacific Ltd.-B            572        2,159
------------------------------------------------------
India -- 1.7%
  Morgan Stanley India
  Investment Fund                 212        1,365(A)
------------------------------------------------------
Ireland -- 2.1%
  Allied Irish Banks PLC (ADR)     19        1,648
------------------------------------------------------
Italy -- 2.0%
  Istituto Mobiliare SpA (ADR)     34        1,612
------------------------------------------------------


                                            Market
                                 Shares      Value
------------------------------------------------------
Japan -- 18.7%
  Canon Inc.                       77      $ 1,754
  Fujitsu Ltd.                    189        1,996
  Ito-Yokado (ADR)                 41        1,938
  Matsumotokiyoshi                 53        1,870
  Matsushita Electric Industrial
   Company Ltd.                   109        1,758
  Rohm Company                     17        1,752
  Secom Co., Ltd.                  34        1,970
  Sumitomo Warehouse              516        1,937
                                           -------
                                            14,975
------------------------------------------------------
Korea -- 1.9%
  Korea Fund Inc.                 107          679(A)
  Pohang Iron & Steel Company
   Ltd. (ADR)                      67          804
                                           -------
                                             1,483
------------------------------------------------------
Malaysia -- 1.2%
  Perlis Plantations Bhd        1,145          994
------------------------------------------------------
Netherlands -- 2.8%
  New Holland NV (ADR)            116        2,270
------------------------------------------------------
Norway --6.7%
  Elkem ASA                       191        2,288
  Kvaerner ASA                     36        1,235
  Norsk Hydro ASA (ADR)            42        1,853
                                           -------
                                             5,376
------------------------------------------------------
Portugal -- 2.3%
  Portugal Fund Inc.               91        1,841
------------------------------------------------------
Singapore -- 1.9%
  Dairy Farm International
   Holdings Ltd.                1,390        1,487
------------------------------------------------------
Spain -- 2.4%
  Repsol SA (ADR)                  35        1,930
------------------------------------------------------
Sweden -- 7.6%
  AGA AB                          146        2,233(A)
  AssiDoman AB                     80        2,342
  Cardo AB                         61        1,481
                                           -------
                                             6,056
------------------------------------------------------
Taiwan -- 1.8%
  Taiwan Fund Inc.                107        1,434
------------------------------------------------------

                                            Market
                                 Shares      Value
------------------------------------------------------
United Kingdom -- 6.8%
  Cadbury Schweppes PLC (ADR)      30      $ 1,849
  Diageo PLC (ADR)                 24        1,178
  Tomkins PLC (ADR)               105        2,402
                                           -------
                                             5,429
------------------------------------------------------
Total Common Stock                         $73,916
------------------------------------------------------
  (Identified Cost -- $68,921)
------------------------------------------------------
                                Face
                               Amount
------------------------------------------------------
Convertible Bond -- 3.0%
------------------------------------------------------
Canada -- 3.0%
  Magna International Inc.
  5%, 10/15/02                $ 1,900        2,415
------------------------------------------------------
Total Convertible Bond                     $ 2,415
------------------------------------------------------
  (Identified Cost -- $2,022)
------------------------------------------------------
Repurchase Agreement -- 4.5%
------------------------------------------------------
  State Street Bank & Trust Company
   4.25%, dated 6/30/98, to be
   repurchased at $3,629 on 7/1/98
   (Collateral: $2,360 United States
   Treasury Notes, 10.625%
   due 8/15/15, value $3,798)   3,629        3,629
------------------------------------------------------
Total Repurchase Agreement                 $ 3,629
------------------------------------------------------
  (Identified Cost -- $3,629)
------------------------------------------------------
Total Investments
   At Value-- 99.8%                        $79,960
------------------------------------------------------
  (Identified Cost -- $74,572)
------------------------------------------------------
Other Assets Less Liabilities-- 0.2%       $   187
------------------------------------------------------
Net Assets-- 100.0%                        $80,147
======================================================


------------------------------------------------------
Net Assets Consisting of:
  Capital shares:
    Class A shares                        $ 53,424
    Class C shares                           4,083
    Class Y shares                          13,169
  Distributions in excess of
    net investment income                     (615)
  Undistributed net realized
    gains from security
    transactions                             4,702
  Net unrealized appreciation
    of investments and
    foreign currency
    transactions                             5,384
------------------------------------------------------
Net Assets-- 100.0%                        $80,147
======================================================
  Shares of beneficial interest
    outstanding (unlimited
    number of shares
    authorized, no par value)
    Class A shares                           5,231
    Class C shares                             313
    Class Y shares                             728
------------------------------------------------------
  Net asset value and
    redemption price
    per share-- Class A                    $ 12.80
======================================================
  Maximum offering price
    per share -- Class A
    (net asset value plus
    sales charge of 4.75%
    of offering price)                     $ 13.44
======================================================
  Net asset value,
    offering price and
    redemption price
    per share-- Class C                    $ 12.60
======================================================
  Net asset value,
    offering price and
    redemption price
    per share-- Class Y                    $ 12.70
======================================================

(A) Non-dividend paying investment.

See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS

                              Bartlett Europe Fund
                           June 30, 1998  (Unaudited)
                             (Amounts in Thousands)




                                            Market
                                 Shares      Value
------------------------------------------------------
Common Stock -- 82.4%
------------------------------------------------------
Finland -- 2.7%
  Nokia Oyj                         33     $ 2,236
------------------------------------------------------
France -- 13.2%
  Accor SA                           6       1,682
  Banque Nationale de Paris         17       1,387
  Cap Gemini SA                      9       1,469
  Compagnie Financiere de Paribas    7         718
  Elf Aquitaine SA                  11       1,514
  Lafarge SA                        18       1,904
  Pinault-Printemps-Redoute SA       2       1,733
  Rhodia Inc.                       15         427(A)
                                           -------
                                            10,834
------------------------------------------------------
Germany -- 9.5%
  Adidas-Salomon AG                  8       1,362
  Allianz AG                         5       1,598
  Bayerische Vereinsbank AG          9         722
  Deutsche Bank AG                  18       1,522
  Deutsche Telekom AG               54       1,490
  Mannesmann AG                     11       1,114
                                           -------
                                             7,808
------------------------------------------------------
Greece  -- 1.9%
  Alpha Credit Bank                 19       1,522
  Alpha Credit Bank--Rights         19          32(A)
                                           -------
                                             1,554
------------------------------------------------------
Hungary  -- 0.8%
  OTP Bank Rt.                      14         687
------------------------------------------------------
Ireland -- 5.6%
  Allied Irish Banks plc           117       1,705
  Anglo Irish Bank Corporation plc 661       1,778
  Green Property plc               157       1,093
                                           -------
                                             4,576
------------------------------------------------------
Italy -- 6.9%
  Assicurazioni Generali            42       1,352
  Credito Italiano                 323       1,691
  Fiat SpA                         257       1,125
  Istituto Nazionale delle
   Assicurazioni (INA)             539       1,532
                                           -------
                                             5,700
------------------------------------------------------


                                            Market
                                 Shares      Value
------------------------------------------------------
Netherlands -- 8.4%
  Aegon N.V.                       24     $  2,105
  ING Groep N.V.                   26        1,735
  Koninklijke Ahold NV             49        1,580
  VNU-Verenigde Nederlandse
    Uitgeversbedrijven Verenigd
    Bezit                          39        1,407
                                          --------
                                             6,827
------------------------------------------------------
Portugal -- 2.3%
  Cimpor-Cimentos de Portugal,
   SGPS, SA                        25          879
  Portugal Telecom SA              19          988
                                          --------
                                             1,867
------------------------------------------------------
Spain  -- 3.7%
  Banco Bilbao Vizcaya, S.A.       27        1,411
  Telefonica de Espana             35        1,632
                                          --------
                                             3,043
------------------------------------------------------
Sweden  -- 2.1%
  Telefonaktiebolaget LM Ericsson  58        1,700
------------------------------------------------------
Switzerland -- 6.0%
  Novartis                          2        2,572
  Union Bank of Switzerland         3        1,253
  Zurich Versicherungs-Gesellschaft 2        1,113
                                          --------

                                             4,938
------------------------------------------------------
United Kingdom -- 19.3%
  Arriva PLC                      146          850
  Barclays PLC                     40        1,140
  Berkeley Group plc              104        1,087
  British Aerospace PLC           193        1,479
  British Petroleum Company plc   129        1,883
  Granada Group plc                47          865
  Kingfisher PLC                   89        1,430
  Lloyds TSB Group plc             82        1,148
  National Westminster Bank        82        1,466
  Railtrack Group PLC              57        1,392
  SmithKline Beecham Plc           91        1,111
  Stagecoach Holdings plc          52        1,109
  Vodafone Group plc               70          883
                                          --------
                                            15,843
------------------------------------------------------
Total Common Stock                         $67,613
------------------------------------------------------
  (Identified Cost -- $48,719)
------------------------------------------------------

                                            Market
                                 Shares      Value
------------------------------------------------------
Preferred Shares -- 3.4%
------------------------------------------------------
Germany -- 1.4%
  Systeme, Anwendungen,
   Produkte in der Datenverarbeitung 2     $ 1,103
------------------------------------------------------
Italy -- 2.0%
  Telecom Italia Mobile (TIM) SpA  493       1,666
------------------------------------------------------
Total Preferred Shares                     $ 2,769
------------------------------------------------------
  (Identified Cost -- $1,713)
------------------------------------------------------
                               Face
                              Amount
------------------------------------------------------
Repurchase Agreement -- 12.4%
------------------------------------------------------
  State Street Bank & Trust Company
   4.25%, dated 6/30/98, to be
   repurchased at $10,215 on 7/1/98
   (Collateral: $6,640 United States
   Treasury Notes, 10.625%
   due 8/15/15, value $10,423) $10,214      10,214
------------------------------------------------------
Total Repurchase Agreement                 $10,214
------------------------------------------------------
  (Identified Cost -- $10,214)
------------------------------------------------------
Total Investments at Value  -- 98.2  %     $80,596
------------------------------------------------------
  (Identified Cost -- $60,646)
------------------------------------------------------
Other Assets Less Liabilities-- 1.8%       $ 1,475
------------------------------------------------------
Net Assets Consisting of:
  Capital Shares:
    Class A shares                         $29,292
    Class C shares                          14,343
    Class Y shares                           7,826
  Undistributed net investment income          213
  Undistributed net realized
    gain on investments and
    foreign currency transactions           10,445
  Unrealized appreciation
    of investments and
    foreign currency
    transactions                            19,952
------------------------------------------------------
Net Assets-- 100.0%                        $82,071
======================================================



------------------------------------------------------
  Shares of beneficial interest
     outstanding (unlimited
     number of shares
     authorized, no par value)
     Class A shares                          2,098
     Class C shares                            542
     Class Y shares                            317
======================================================
  Net asset value,
   redemption price
   per share -- Class A                    $ 27.81
======================================================
  Maximum offering price
    per share -- Class A
    (net asset value plus
    sales charge of 4.75%
    of offering price)                     $ 29.20
======================================================
  Net asset value,
    offering price and
    redemption price
    per share -- Class C                   $ 27.49
======================================================
  Net asset value,
    offering price and
    redemption price
    per share -- Class Y                   $ 27.84
======================================================

(A) Non-dividend paying investment.

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

              For the six months ended June 30, 1998  (Unaudited)
                             (Amounts in Thousands)

                                                                                                  Bartlett
                                                  Bartlett             Bartlett Value              Europe
                                              Basic Value Fund       International Fund             Fund
---------------------------------------------------------------------------------------------------------------------------
   Investment Income:
---------------------------------------------------------------------------------------------------------------------------
        Dividends                                  $ 1,380                 $ 1,379                 $   819
        Less foreign taxes withheld                     (7)                   (147)                    (93)
        Interest                                        55                     (38)                    104
---------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                           1,428                   1,194                     830
---------------------------------------------------------------------------------------------------------------------------
   Expenses:
---------------------------------------------------------------------------------------------------------------------------
        Investment advisory fees                       522                     519                     342
        Distribution and service fees                  175                     102                      95
        Custodian fees                                  44                      73                      89
        Trustees' fees                                  26                      24                      27
        Legal and audit fees                            23                      22                      25
        Registration fees                               15                      14                      18
        Transfer agent and shareholder
          servicing expense                             14                       8                      18
        Reports to shareholders                         12                       8                      13
        Other expenses                                   3                       2                      53
        Less expenses waived                           (76)                    (44)                    (63)
---------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                      758                     728                     617
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                        670                     466                     213
---------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
        Gain (Loss) on Investments:
        Realized gain (loss) on:
          Investments                                9,788                   2,609                   9,614
          Foreign currency transactions                 --                      (7)                      8
        Change in unrealized appreciation of:
          Investments                               (2,101)                   (825)                  7,927
          Assets and liabilities denominated
            in foreign currencies                       --                      (1)                    (18)
---------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
        Gain (Loss) on Investments                   7,687                   1,776                  17,531
---------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets
        from Operations                            $ 8,357                 $ 2,242                 $17,744
===========================================================================================================================

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                           Bartlett Basic Value Fund

                                                           Six Months           Nine Months            Year
                                                              Ended                Ended               Ended
                                                             6/30/98             12/31/97(A)          3/31/97
                                                           (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
   From Operations:
---------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                           $    670            $  1,061             $  1,501
     Net realized gain (loss) on investments and foreign
       currency transactions                                   9,788              22,534               14,218
     Change in unrealized appreciation of investments
       and assets and liabilities denominated
       in foreign currencies                                  (2,101)             13,090               (1,663)
---------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                          8,357              36,685               14,056
---------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------------
     From net investment income:
       Class A shares                                             --              (1,339)              (1,781)
       Class C shares                                             --                  (1)                 N/A
       Class Y shares                                             --                 (20)                 N/A
     From net realized gains on security transactions:
       Class A shares                                             --             (27,451)              (8,971)
       Class C shares                                             --                  (7)                 N/A
       Class Y shares                                             --                (518)                 N/A
---------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders                               --             (29,336)             (10,752)
---------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
---------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                          4,883               5,649               38,457
       Class C shares                                          1,399                 392                  N/A
       Class Y shares                                             55               2,501                  N/A
     Net asset value of shares issued in reinvestment
       of shareholder distributions:
       Class A shares                                             --              28,078               10,364
       Class C shares                                             --                   8                  N/A
       Class Y shares                                             --                 538                  N/A
     Payment for shares redeemed:
       Class A shares                                        (10,849)            (27,524)             (58,553)
       Class C shares                                            (58)                (10)                 N/A
       Class Y shares                                             (6)               (331)                 N/A
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from Fund share
     transactions                                             (4,576)              9,301               (9,732)
---------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                        3,781              16,650               (6,428)
   Net Assets:
      Beginning of period                                    135,858             119,208              125,636
---------------------------------------------------------------------------------------------------------------------------
      End of period                                         $139,639            $135,858             $119,208
---------------------------------------------------------------------------------------------------------------------------
   Under/(over)distributed net investment income            $    580            $    (90)            $    210
===========================================================================================================================

(A) The year end for Bartlett Basic Value Fund was changed from March 31 to December 31.

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                       Bartlett Value International Fund

                                                           Six Months           Nine Months           Year
                                                              Ended                Ended               Ended
                                                             6/30/98             12/31/97(A)          3/31/97
                                                           (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
   From Operations:
---------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                            $   466            $    244             $    486
     Net realized gain (loss) on investments and foreign
       currency transactions                                   2,602               7,326                5,035
     Change in unrealized appreciation of investments
       and assets and liabilities denominated
       in foreign currencies                                    (826)             (5,257)               5,827
---------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                          2,242               2,313               11,348
---------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------------
     From net investment income:
       Class A shares                                             --                (973)                (486)
       Class C shares                                             --                 (11)                 N/A
       Class Y shares                                             --                (326)                 N/A
     In excess of net investment income                           --                  --                  (47)
     From net realized gains on security transactions:
       Class A shares                                             --              (6,780)              (4,403)
       Class C shares                                             --                 (54)                 N/A
       Class Y shares                                             --              (1,741)                 N/A
---------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders                               --              (9,885)              (4,936)
---------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
---------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                          4,987              27,946               37,235
       Class C shares                                          3,269                 994                  N/A
       Class Y shares                                            276              20,134                  N/A
     Net asset value of shares issued in reinvestment
       of shareholder distributions:
       Class A shares                                             --               6,969                3,770
       Class C shares                                             --                  65                  N/A
       Class Y shares                                             --               2,067                  N/A
     Payment for shares redeemed:
       Class A shares                                         (8,739)            (46,911)             (35,484)
       Class C shares                                           (190)                (55)                 N/A
       Class Y shares                                         (4,325)             (4,983)                 N/A
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from  Fund share
     transactions                                             (4,722)              6,226                5,521
---------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                       (2,480)             (1,346)              11,933
   Net Assets:
      Beginning of period                                     82,627              83,973               72,040
---------------------------------------------------------------------------------------------------------------------------
      End of period                                          $80,147            $ 82,627             $ 83,973
---------------------------------------------------------------------------------------------------------------------------
   Under/(over)distributed net investment income             $  (615)           $ (1,081)            $     --
===========================================================================================================================

(A) The year end for Bartlett Value International Fund was changed from March 31 to December 31.

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                              Bartlett Europe Fund

                                                                                Six Months             Year
                                                                                   Ended               Ended
                                                                                  6/30/98            12/31/97(A)
                                                                                (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
   From Operations:
---------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                               $    213            $    (104)
     Net realized gain (loss) on investments and foreign currency transactions     9,622               19,781
     Change in unrealized appreciation of investments
       and assets and liabilities denominated in foreign currencies                7,909               (6,859)
---------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                                             17,744               12,818
---------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------------
     From net realized gains on security transactions:
       Class A shares                                                                 --              (16,941)
       Class C shares                                                                 --                  (49)
       Class Y shares                                                                 --               (1,741)
---------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from distributions to shareholders                          --              (18,731)
---------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
---------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                                              3,094                1,137
       Class C shares                                                             14,500                  328
       Class Y shares                                                                157                7,693
     Net asset value of shares issued in reinvestment
       of shareholder distributions:
       Class A shares                                                                 --               19,433
       Class C shares                                                                 --                   49
       Class Y shares                                                                 --                1,741
     Payment for shares redeemed or repurchased:
       Class A shares                                                            (11,798)             (34,844)
       Class C shares                                                               (497)                 (35)
       Class Y shares                                                             (1,709)                 N/A
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from  Fund share transactions                           3,747               (4,498)
   Change in Net Assets                                                           21,491              (10,411)
   Net Assets:
      Beginning of period                                                         60,580               70,991
---------------------------------------------------------------------------------------------------------------------------
      End of period                                                             $ 82,071            $  60,580
---------------------------------------------------------------------------------------------------------------------------
   Under/(over)distributed net investment income                                $    213            $      --
===========================================================================================================================

(A) Includes financial information for Bartlett Europe Fund and its predecessor, Worldwide Value Fund (See note 6).

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                           Bartlett Basic Value Fund
                 For a Share Outstanding Throughout Each Period


                                           Investment Operations:           Distributions From:
                                  --------------------------------------   --------------------
                       Net Asset              Net Realized       Total                                       Net Asset
                        Value,       Net     and Unrealized      From         Net                              Value,
                       Beginning  Investment    Gains on      Investment   Investment  Realized     Total      End of
                       of Period    Income     Investments    Operations     Income     Gains   Distributions  Period
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1998         $18.95      $0.10(A)      $1.09         $1.19      $   --      $   --     $   --       $20.14
  Nine Months Ended
  Dec. 31, 1997(+)       18.33       0.19(A)       5.59          5.78       (0.22)      (4.94)     (5.16)       18.95
  Years Ended March 31,
  1997                   17.94       0.22          1.82          2.04       (0.26)      (1.39)     (1.65)       18.33
  1996                   15.39       0.30          3.32          3.62       (0.24)      (0.83)     (1.07)       17.94
  1995                   14.89       0.27          1.53          1.80       (0.27)      (1.03)     (1.30)       15.39
  1994                   14.76       0.22          0.28          0.50       (0.23)      (0.14)     (0.37)       14.89
  1993                   13.47       0.30          1.57          1.87       (0.30)      (0.28)     (0.58)       14.76

Class C Shares
  Six Months Ended
  June 30, 1998         $18.75      $0.06(B)      $1.03         $1.09      $   --      $   --     $   --       $19.84
  Year Ended Dec. 31,
  1997(H)                22.84       0.24(B)       0.88          1.12       (0.27)      (4.94)     (5.21)       18.75

Class Y Shares
  Six Months Ended
  June 30, 1998         $18.87      $0.12(C)      $1.09         $1.21      $   --      $   --     $   --       $20.08
  Year Ended Dec. 31,
  1997(I)                21.92       0.18(C)       1.94          2.12       (0.23)      (4.94)     (5.17)       18.87
---------------------------------------------------------------------------------------------------------------------------

                                               Ratios/Supplemental Data:
                         ------------------------------------------------------------------------
                                                    Net
                                                Investment                Average     Net Assets,
                                     Expenses     Income      Portfolio  Commission     End of
                           Total    to Average   to Average   Turnover      Rate        Period
                         Return(D)  Net Assets   Net Assets     Rate       Paid(G)      (000's)
-------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1998          6.28%(E)    1.09%(A,F)  0.97%(A,F)     30%(F)    $0.0764     $135,281
  Nine Months Ended
  Dec. 31, 1997(+)      33.14%(E)    1.13%(A,F)  1.15%(A,F)     42%(F)     0.0723      133,076
  Years Ended March 31,
  1997                  11.30%       1.16%       1.18%          23%        0.0655      119,208
  1996                  24.05%       1.17%       1.79%          25%            --      125,636
  1995                  12.67%       1.20%       1.81%          26%            --      102,721
  1994                   3.42%       1.20%       1.48%          33%            --       94,289
  1993                  14.22%       1.21%       2.14%          43%            --      103,507

Class C Shares
  Six Months Ended
  June 30, 1998          5.81%(E)    1.90%(B,F)  0.26%(B,F)     30%(F)     0.0764     $  1,769
  Year Ended Dec. 31,
  1997(H)                6.07%(E)    1.90%(B,F)  1.11%(B,F)     42%(F)     0.0723          395

Class Y Shares
  Six Months Ended
  June 30, 1998          6.41%(E)    0.83%(C,F)  1.24%(C,F)     30%(F)    $0.0764     $  2,589
  Year Ended Dec. 31,
  1997(I)               10.97%(E)    0.86%(C,F)  1.51%(C,F)     42%(F)     0.0723        2,387
-------------------------------------------------------------------------------------------------

 (+) The year end for Bartlett Basic Value Fund was changed from March 31 to
     December 31.
(++) Commencement of operations of this Class.
 (A) Net of fees waived pursuant to a voluntary expense limitation of 1.15%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the nine months ended December 1997, 1.19%; for the six months ended June 1998, 1.20%.
 (B) Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 2.00%; 1998, 2.01%.
 (C) Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 0.96%; 1998, .94%.
 (D) Excluding sales charge
 (E) Not annualized
 (F) Annualized
 (G) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.
 (H) For the period September 12, 1997 (commencement of operations of this class) to December 31, 1997.
 (I) For the period August 15, 1997 (commencement of operations of this class) to December 31, 1997.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                       Bartlett Value International Fund
                 For a Share Outstanding Throughout Each Period



                                           Investment Operations:                  Distributions From:
                                  --------------------------------------   ----------------------------------
                       Net Asset              Net Realized       Total                  In Excess                          Net Asset
                        Value,       Net     and Unrealized      From         Net         of Net                             Value,
                       Beginning  Investment    Gains on      Investment   Investment   Investment   Realized     Total      End of
                       of Period    Income     Investments    Operations     Income       Income      Gains   Distributions  Period
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1998         $12.45    $ 0.06(B)      $ 0.29        $ 0.35       $   --       $   --      $   --     $   --       $12.80
  Nine Months Ended
  Dec. 31, 1997(+)       13.64      0.05(B)        0.31          0.36        (0.17)          --       (1.38)     (1.55)       12.45
  Years Ended March 31,
  1997                   12.59      0.08           1.81          1.89        (0.08)       (0.01)      (0.75)     (0.84)       13.64
  1996                   11.64      0.13           1.33          1.46        (0.13)       (0.01)      (0.37)     (0.51)       12.59
  1995                   12.46      0.09          (0.21)        (0.12)       (0.09)          --       (0.61)     (0.70)       11.64
  1994                   10.08      0.07(A)        2.38          2.45        (0.07)          --          --      (0.07)       12.46
  1993                    9.93      0.12           0.15          0.27        (0.10)          --       (0.02)     (0.12)       10.08

Class C Shares
  Six Months Ended
  June 30, 1998         $12.30    $ 0.18(C)      $ 0.12        $ 0.30       $   --       $   --      $   --     $   --       $12.60
  Year Ended Dec. 31,
  1997(I)                15.70      0.08(C)       (1.82)        (1.74)       (0.28)          --       (1.38)     (1.66)       12.30

Class Y Shares
  Six Months Ended
  June 30, 1998         $12.33    $(0.05)(D)     $ 0.42        $ 0.37       $   --       $   --      $   --     $   --       $12.70
  Year Ended Dec. 31,
  1997(J)                15.27     (0.11)(D)      (1.21)        (1.32)       (0.24)          --       (1.38)     (1.62)       12.33
------------------------------------------------------------------------------------------------------------------------------------

                                               Ratios/Supplemental Data:
                         ------------------------------------------------------------------------
                                                    Net
                                                Investment                Average     Net Assets,
                                     Expenses     Income      Portfolio  Commission     End of
                           Total    to Average   to Average   Turnover      Rate        Period
                         Return(E)  Net Assets   Net Assets     Rate       Paid(H)      (000's)
-------------------------------------------------------------------------------------------------
  June 30, 1998          2.89%(F)    1.76%(B,G)   1.08%(B,G)    30%(G)    $0.0421       $66,959
  Nine Months Ended
  Dec. 31, 1997(+)       2.79%(F)    1.78%(B,G)   0.49%(B,G)    44%(G)     0.0227        68,648
  Years Ended March 31,
  1997                  15.45%       1.81%        0.62%         31%        0.0296        83,973
  1996                  12.76%       1.83%        1.06%         38%            --        72,041
  1995                  (1.18)%      1.83%        0.80%         24%            --        57,664
  1994                  24.42%       1.88%(A)     0.55%(A)      19%            --        49,607
  1993                   2.71%       2.00%        1.13%         19%            --        29,572

Class C Shares
  Six Months Ended
  June 30, 1998          2.44%(F)    2.55%(C,G)   0.59%(C,G)    30%(G)    $0.0421       $ 3,942
  Year Ended Dec. 31,
  1997(I)              (10.87)%(F)   2.55%(C,G)  (1.68)%(C,G)   44%(G)     0.0227           895

Class Y Shares
  Six Months Ended
  June 30, 1998          3.00%(F)    1.49%(D,G)   1.26%(D,G)    30%(G)    $0.0421       $ 9,246
  Year Ended Dec. 31,
  1997(J)               (8.38)%(F)   1.44%(D,G)  (0.75)%(D,G)   44%(G)     0.0227        13,084
-------------------------------------------------------------------------------------------------

 (+) The year end for Bartlett Value International Fund was changed from March
     31 to December 31.
(++) Commencement of operations of this Class.
 (A) The Advisor has periodically absorbed expenses of the Bartlett Value International Fund through management fee waivers. If the Advisor had not waived any fees, the ratio of net expenses to average net assets would have been 1.94%.
 (B) Net of fees waived pursuant to a voluntary expense limitation of 1.80%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the nine months ended December 1997, 1.95%; for the six months ended June 1998, 1.87%.
 (C) Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 2.70%; 1998, 2.66%.
 (D) Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 1.59%; 1998, 1.60%.
 (E) Excluding sales charge
 (F) Not annualized
 (G) Annualized
 (H) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.
 (I) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.
 (J) For the period August 15, 1997 (commencement of operations of this class) to December 31, 1997.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                            Bartlett Europe Fund(+)
                 For a Share Outstanding Throughout Each Period



                                           Investment Operations:                  Distributions From:
                                  --------------------------------------   ----------------------------------
                                              Net Realized
                                             and Unrealized
                       Net Asset     Net    Gains (Losses) on    Total                  In Excess                          Net Asset
                        Value,    Investment Investments and     From         Net         of Net                             Value,
                       Beginning    Income   Foreign Currency Investment   Investment   Investment   Realized     Total      End of
                       of Period    (Loss)     Transactions   Operations     Income       Income      Gains   Distributions  Period
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1998         $20.97      $0.05(A)      $ 6.79       $ 6.84       $   --       $   --      $   --     $   --       $27.81
  Years Ended Dec. 31,
  1997                   24.24      (0.05)(A)       4.11         4.06           --           --       (7.33)     (7.33)       20.97
  1996                   21.13       0.02           6.34         6.36           --           --       (3.25)     (3.25)       24.24
  1995                   17.68       0.01           3.50         3.51        (0.06)          --          --      (0.06)       21.13
  1994                   18.46      (0.03)         (0.75)       (0.78)          --           --          --         --        17.68
  1993                   14.29       0.14           4.13         4.27        (0.05)       (0.05)         --      (0.10)       18.46

Class C Shares
  Six Months Ended
  June 30, 1998         $20.86      $0.17(B)      $ 6.46       $ 6.63       $   --       $   --      $   --     $   --       $27.49
  Year Ended Dec. 31,
  1997(I)                26.56      (0.10)(B)       0.23         0.13           --           --       (5.83)     (5.83)       20.86

Class Y Shares
  Six Months Ended
  June 30, 1998         $21.01      $0.09(C)      $ 6.74       $ 6.83       $   --       $   --      $   --     $   --       $27.84
  Year Ended Dec. 31,
  1997(J)                25.61      (0.04)(C)       1.27         1.23           --           --       (5.83)     (5.83)       21.01
------------------------------------------------------------------------------------------------------------------------------------

                                               Ratios/Supplemental Data:
                         ------------------------------------------------------------------------
                                                    Net
                                                Investment                Average     Net Assets,
                                     Expenses     Income      Portfolio  Commission     End of
                           Total    to Average   to Average   Turnover      Rate        Period
                        Return(D,E) Net Assets   Net Assets     Rate       Paid(H)      (000's)
-------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1998           32.6%(F)   1.79%(A,G)   0.57%(A,G)    113%(G)   $0.0526      $58,332
  Years Ended Dec. 31,
  1997                    17.5%      1.90%(A)    (0.12)%(A)     123%       0.0374       52,253
  1996                    31.5%      2.00%        0.10%         109%       0.0313       70,991
  1995                    19.9%      2.10%        0.10%         148%           --       62,249
  1994                    (3.7)%     2.10%          --           75%           --       53,135
  1993                    29.9%      2.10%        0.90%          67%           --       55,486

Class C Shares
  Six Months Ended
  June 30, 1998           31.8%(F)   2.50%(B,G)   0.68%(B,G)    113%(G)   $0.0526      $14,899
  Year Ended Dec. 31,
  1997(I)                  0.7%(F)   2.50%(B,G)  (1.79)%(B,G)   123%       0.0374          302
Class Y Shares
  Six Months Ended
  June 30, 1998           32.6%(F)   1.48%(C,G)   0.82%(C,G)    113%(G)   $0.0526      $ 8,840
  Year Ended Dec. 31,
  1997(J)                  4.9%(F)   1.31%(C,G)  (0.60)%(C,G)   123%       0.0374        8,025
-------------------------------------------------------------------------------------------------

 (+) The financial information in this table for the years ended December 31, 1993 through 1996 is for the Worldwide Value Fund, Bartlett Europe Fund's predecessor. The financial information for the year ended December 31, 1997 is for Bartlett Europe Fund and Worldwide Value Fund. Prior to July 21, 1997, the Worldwide Value Fund operated as a closed-end fund (See note 6).
(++) Commencement of operations of this Class.
 (A) The expense ratio shown reflects both the operations of Bartlett Europe Fund's predecessor, Worldwide Value Fund, prior to its merger with Bartlett Europe Fund on July 21, 1997 and Bartlett Europe Fund's operations through December 31, 1997. For the period July 19 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% until May 1, 1999. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
     1997, 2.08%; 1998, 1.97%.
 (B) Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% until May 1, 1999. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 2.68%; 1998, 2.68%.
 (C) Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998; and 1.60% until May 1, 1999. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 1.49%; 1998, 1.66%.
 (D) Prior to July 21, 1997, total return for Worldwide Value Fund, a closed-end fund, was calculated using market value per share.
 (E) Excluding sales charge
 (F) Not annualized
 (G) Annualized
 (H) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.
 (I) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.
 (J) For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.

See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998  (Unaudited)
                             (Amounts in Thousands)


1   Significant Accounting Policies
    Bartlett Capital Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Bartlett Capital Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 31, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Value International Fund, Bartlett Basic Value Fund and Bartlett Europe Fund (each a "Fund").

     Each Fund consists of three classes of shares: Class A offered since 1983 for Basic Value, since 1989 for Value International, and since July 21, 1997 for Europe Fund; Class C offered since July 21, 1997; and Class Y offered to certain institutional investors since July 21, 1997. Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange (NYSE). On July 21, 1997, Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. The income and expenses of each of these Funds is allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Class A and Class C shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     The following is a summary of the investment objectives followed by the
Funds:

     Bartlett Basic Value Fund seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by Bartlett & Co. ("Adviser") to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     Bartlett Value International Fund seeks capital appreciation by investing primarily in foreign equity securities believed by the Adviser to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     Bartlett Europe Fund seeks long-term growth of capital by investing at least 65% of its total assets in equity securities of European issuers that its sub-adviser, Lombard Odier International Portfolio Management Limited ("Lombard Odier"), believes are undervalued.

     The following is a summary of the significant accounting policies of Bartlett Capital Trust:

     Security Valuation - Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by Bartlett and/or Lombard Odier, under authority delegated by the Board of Trustees.

     Equity securities and options listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.

     Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

     Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

      (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.

     The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

     Investment Income and Distributions to Shareholders - Interest income and expenses are accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders from net investment income are declared and paid quarterly for Basic Value and Value International and annually for Europe Fund, and are recorded on the ex-dividend date. Net realized capital gains, if any, are distributed to shareholders at least once a year.

     Security Transactions - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed.

     Federal Income Taxes - No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2   Financial Instruments
    As part of its investment program, each Fund may utilize options, futures, forward currency exchange contracts and repurchase agreements. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Trust's Prospectuses and Statement of Additional Information.

     Emerging Markets - Value International and Europe Fund may invest in securities of issuers based in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Options and Futures - Upon the purchase of a put option or a call option by a fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the fund will realize a loss in the amount of the cost of the option. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

     When a fund writes a call option or a put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to the option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise.

     The risk associated with purchasing options is limited to the premium originally paid. Options written by a fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. There were no options written during the six months ended June 30, 1998.

     Upon entering into a futures contract, the fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

     The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a fund may not be able to enter into a closing transaction because of an illiquid secondary market. There were no open futures contracts at June 30, 1998.

     Forward Foreign Currency Exchange Contracts - Forward foreign currency exchange contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency exchange contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

     For the six months ended June 30, 1998, Basic Value, Value International, and Bartlett Europe had not entered into any forward currency contracts.

     Repurchase Agreements - Repurchase agreements are valued at cost plus accrued interest which approximates market value. It is the policy of each Fund that its custodian take possession of the underlying collateral securities. Collateral is marked-to-market daily to ensure that the market value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Adviser.

     At June 30, 1998, receivables for securities sold but not yet delivered and payables for securities purchased but not yet received for each Fund were as follows:

                      Receivable for        Payable for
                      Securities Sold  Securities Purchased
---------------------------------------------------------------
Basic Value              $  541             $   --
---------------------------------------------------------------
Value International          --                 --
---------------------------------------------------------------
Europe Fund               1,816              1,277
---------------------------------------------------------------

3   Investment Transactions
    Investment transactions (excluding short-term securities) were as follows for the six months ended June 30, 1998:

                                        Basic       Value      Europe
                                        Value   International   Fund
-------------------------------------------------------------------------
Purchases of investment securities     $20,077     $11,675     $35,847
-------------------------------------------------------------------------
Proceeds from sales and maturities
 of investment securities              $21,373     $14,559     $45,442
-------------------------------------------------------------------------

     The following amounts are based on cost for both financial reporting and federal income tax purposes as of June 30, 1998:

                             Basic       Value      Europe
                             Value   International   Fund
------------------------------------------------------------------
Unrealized appreciation     $46,590     $16,023     $20,672
Unrealized depreciation      (4,110)    (10,635)       (722)
------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)            $42,480     $ 5,388     $19,950
------------------------------------------------------------------
Federal income tax cost
  of investments            $96,490     $74,572     $60,646
------------------------------------------------------------------

4   Transactions with Affiliates and Related Parties
    The officers of the Trust are shareholders or employees of the Adviser or Legg Mason Wood Walker, Incorporated ("LMWW"). LMWW is affiliated with the Adviser through their common parent company, Legg Mason, Inc. The Adviser became a wholly owned subsidiary of Legg Mason, Inc. in January 1996. Bartlett

Capital Trust's investments were managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement that was effective through July 20, 1997, the Adviser paid all of the expenses of Basic Value and Value International except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and the agreement to pay the above Fund expenses, each of those Funds paid the Adviser a fee computed and accrued daily and paid monthly. The fee for Basic Value was computed at an annual rate of 2% of the average daily net assets of the Fund up to and including $10,000, 1.50% of such assets from $10,000 up to and including $30,000 and 1% of such assets in excess of $30,000. The fee for Value International was computed at an annual rate of 2% of the average daily net assets of the Fund up to and including $20,000, 1.75% of such assets from $20,000 up to and including $200,000 and 1.25% of such assets in excess of $200,000.

     The Worldwide Value Fund, Inc. ("Worldwide", predecessor to Europe Fund) had an investment advisory agreement with Lombard Odier for which Lombard Odier received a monthly fee at an annual rate of 1% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million. Lombard Odier managed Worldwide's portfolio since its inception in 1986.

     Worldwide had an administration contract with Legg Mason Fund Adviser, Inc. ("Administrator") for which the Administrator received from Worldwide a monthly fee at an annual rate of .20% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million.

     Effective July 21, 1997, the shareholders of the Trust approved an Investment Management and Administration Agreement ("Agreement"). Under the Agreement, the Adviser receives for its services an advisory fee from each Fund, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows: Basic Value, .75%, Value International, 1.25%, and Europe Fund, 1.00%.

     Lombard Odier serves as investment sub-adviser to Europe Fund pursuant to a Sub-Advisory Agreement, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Lombard Odier receives from the Adviser (not Europe Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to the Adviser by Europe Fund under the Agreement, taking into account any fee waiver arrangements in effect.

     The Adviser has agreed to waive fees to the extent the expenses attributable to Class A, C and Y shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates based on each respective class' average daily net assets as follows: 1.15%, 1.90% and 0.90%, respectively, for Basic Value; 1.80%, 2.55% and 1.55%, respectively, for Value International; and 1.85%, 2.60% and 1.60%, respectively, for Europe Fund. Fees in excess of these limits will be waived through May 1, 1999. For the six months ended June 30, 1998, advisory fees of $76, $44 and $63 were waived for all classes of Basic Value, Value International and Europe Fund, respectively. At June 30, 1998, amounts due to the Adviser were as follows: Basic Value, $75; Value International, $51; and Europe Fund, $59.

     LM Financial Partners, Inc., distributor of the Funds, and an affiliate of the Adviser, receives from each Fund an annual service fee of 0.25% of the average daily net assets of each Fund's Class A shares and distribution and service fees at an annual rate of 0.75% and 0.25%, respectively, of average daily net assets of each Fund's Class C shares. These fees are calculated daily and paid monthly.

     LMWW has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, LMWW was paid the following amounts by the transfer agent for the six months ended June 30, 1998: Basic Value, $4; Value International, $3; and Europe Fund, $5.

5   Line of Credit
    The Funds, along with certain other Legg Mason funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended June 30, 1998, the Funds had no borrowings under the line of credit.

6   Reorganization of Worldwide Value Fund, Inc.
    On July 18, 1997, Bartlett Europe Fund, a series of the Bartlett Capital Trust, an open-end management investment company, acquired all the net assets of Worldwide Value Fund, Inc. pursuant to a plan of reorganization approved by Worldwide's shareholders on April 30, 1997. The acquisition was accomplished by a tax-free exchange of 3,357 shares of Worldwide (valued at $88,660) outstanding on July 18, 1997. The net assets of Worldwide ($88,660, including $18,092 of unrealized appreciation and $12,991 of undistributed net capital gain) were merged into the newly-created Bartlett Europe Fund. Prior to the reorganization, Worldwide Value Fund, Inc. was a closed-end mutual fund whose shares traded on the New York Stock Exchange.

7   Fund Share Transactions
    Proceeds and payments on shares of the Funds as shown in the Statements of Changes in Net Assets are the result of the share transactions on the following page:

---------------------------------------------------------------------------------------------------------------------------
                                      Basic Value                  Value International               Europe Fund

                               For the Six    For the Nine     For the Six    For the Nine    For the Six   For the Period
                              Months Ended    Months Ended    Months Ended    Months Ended   Months Ended   7/21/97 through
Class A                          6/30/98        12/31/97         6/30/98        12/31/97        6/30/98        12/31/97
---------------------------------------------------------------------------------------------------------------------------
Shares sold                       243              273             398           1,960          114                27
Shares issued in reinvestment
  of distributions                 --            1,550              --             565           --               890
---------------------------------------------------------------------------------------------------------------------------
                                  243            1,823             398           2,525          114               917

Less shares redeemed             (548)          (1,305)           (683)         (3,164)        (508)           (1,354)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in shares outstanding         (305)             518            (285)           (639)        (394)             (437)
---------------------------------------------------------------------------------------------------------------------------


                                       Basic Value                  Value International                Europe Fund
                               For the Six   For the Period    For the Six   For the Period   For the Six   For the Period
                              Months Ended  9/12/97 through    Months Ended  7/23/97 through  Months Ended  7/23/97 through

Class C                          6/30/98        12/31/97         6/30/98        12/31/97        6/30/98        12/31/97
---------------------------------------------------------------------------------------------------------------------------
Shares sold                        71              21             255              72             546             13
Shares issued in reinvestment
   of distributions                --               1              --               5              --              2
---------------------------------------------------------------------------------------------------------------------------
                                   71              22             255              77             546             15

  Less shares redeemed             (3)             (1)            (15)             (4)            (18)            (1)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in shares outstanding            68              21             240              73             528             14
---------------------------------------------------------------------------------------------------------------------------


                                       Basic Value                  Value International                Europe Fund
                               For the Six   For the Period    For the Six   For the Period   For the Six   For the Period
                               Months Ended  8/15/97 through   Months Ended  8/15/97 through  Months Ended  8/21/97 through
Class Y                          6/30/98        12/31/97         6/30/98        12/31/97        6/30/98        12/31/97
---------------------------------------------------------------------------------------------------------------------------
Shares sold                         2              112             16            1,295             6              299
Shares issued in reinvestment
   of distributions                --               30             --              170            --               83
---------------------------------------------------------------------------------------------------------------------------
                                    2              142        161,465                6           382

Less shares redeemed               --              (15)          (349)            (404)          (71)              --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in shares outstanding             2              127           (333)           1,061           (65)             382
---------------------------------------------------------------------------------------------------------------------------

                             Bartlett Capital Trust

    Part C.  Other Information

    Item 24.    Financial Statements and Exhibits
                ---------------------------------

                (a) Financial Statements: The unaudited financial statements of Bartlett Basic Value Fund, Bartlett Value International Fund and Bartlett Europe Fund for the six months ended June 30, 1998 are included in the statement of additional information. The financial statements of Bartlett Basic Value Fund, Bartlett Value International Fund and Bartlett Europe Fund for the period ended December 31, 1997 along with the report of the independent accountants thereon are incorporated into the Statement of Additional Information (Part B) by reference to the Annual Report to Shareholders for the same period.

                     The Financial Data Schedules with respect to each Fund are included as Exhibits 27.011 to 27.053.


                (b)  Exhibits
                     (1)(a)    Amended and Restated Declaration of Trust(3)
                               (i)     Amendment No. 1 to the Amended and
                                       Restated Declaration of Trust(3)

                               (ii)    Amendment No. 2 to the Amended and
                                       Restated Declaration of Trust - filed
                                       herewith

                     (2)(a)    By-Laws(3)
                               (i)     Amendment to By-Laws(3)
                     (3)       Voting trust agreement -- none
                     (4)       Specimen security -- none
                     (5)       (i)     Management Agreement -- Bartlett Basic
                                       Value Fund(1)
                               (ii)    Management Agreement -- Bartlett Value
                                       International Fund(1)

                               (iii) Investment Management and Administration Agreement -- Bartlett Basic Value Fund, Bartlett Value International Fund, Bartlett Europe Fund, and Bartlett Financial Services Fund - to be filed

                               (iv) Sub-advisory Agreement -- Bartlett Europe Fund(3)

                               (v)     Sub-advisory Agreement - Bartlett
                                       Financial Services Fund - to be filed

                     (6)       (i)     Distribution Agreement - filed herewith

                     (7)       Bonus, profit sharing or pension plans -- none
                     (8)       Custodian agreement(1)
                     (9)       (i)     Transfer Agent Agreement(1)
                               (ii)    Credit Agreement(5)
                     (10)      Opinion and consent of counsel

                               (i) Opinion and consent of Brown, Cummins & Brown Co., L.P.A.(2)

                               (ii) Opinion and consent of Brown, Rudnick, Freed & Gesmer(2)

                               (iii) Opinion and consent of Brown, Cummins & Brown Co., L.P.A. with respect to Bartlett Europe Fund(3)

                               (iv)    Opinion and consent of Kirkpatrick &
                                       Lockhart LLP with respect to Bartlett
                                       Financial Services Fund - filed herewith

                     (11) Other opinions, appraisals, rulings and consents -- Accountants' consent -- filed herewith
                     (12)      Financial statements omitted from Item 23 -- none
                     (13)      Agreement for providing initial capital(3)
                     (14)      (i)     Prototype Retirement Plan(4)
                               (ii)    Prototype corporate Simplified Employee
                                       Pension Plan(4)

                               (iii)   Prototype SIMPLE Plan(4)

                     (15)      (i)     Plan pursuant to Rule 12b-1 with respect
                                       to Class A Shares - filed herein

                               (ii) Plan pursuant to Rule 12b-1 with respect to Class C Shares - filed herewith
                     (16)      Schedule for computation of performance
                               quotations(6)



                     (18)      Plan Pursuant to Rule 18f-3(3)
                     (27)      Financial Data Schedules -- filed herewith

--------
(1) Incorporated by reference from Post-Effective Amendment No. 21 to the Registrant's registration statement, SEC File No. 2-80648, filed May 31, 1996.

(2) Incorporated by reference from Registrant's Rule 24f-2 Notice for the fiscal year ended March 31, 1996, filed May 30, 1996.

(3) Incorporated by reference from Post-Effective Amendment No. 24 to the Registrant's registration statement, SEC File No. 2-80648, filed July 18, 1997.

(4) Incorporated by reference from Post-Effective Amendment No. 35 to Legg Mason Cash Reserve Trust's registration statement, SEC File No. 2-62218, filed December 31, 1997.

(5) Incorporated by reference from Post-Effective Amendment No. 21 to Legg Mason Tax Exempt Trust's registration statement, SEC File No. 2-78562, filed April 30, 1998.


(6) Incorporated by reference from Post-Effective Amendment No. 25 to the Registrant's registration statement, SEC File No. 2-80648, filed April 30, 1998.


    Item 25.    Persons Controlled by or under Common Control with Registrant
                -------------------------------------------------------------

                     None.

    Item 26.    Number of Holders of Securities
                -------------------------------


    As of August 21, 1998:



      ------------------------------------------------------------------------------------------------------------
      Title of Class:  Capital Stock par value $.001              Class A            Class C             Class Y
      ------------------------------------------------------------------------------------------------------------
      Bartlett Basic Value Fund                                    2,167               175                  16
      ------------------------------------------------------------------------------------------------------------
      Bartlett Value International Fund                            1,440               423                  47
      ------------------------------------------------------------------------------------------------------------
      Bartlett Europe Fund                                         2,442             2,468                   8
      ------------------------------------------------------------------------------------------------------------


    Item 27.    Indemnification
                ---------------

                This item is incorporated by reference from Item 27 of Part C of Post-Effective Amendment No. 21 to the registration statement, SEC File No. 2-80648, filed May 31, 1996.

    Item 28.    Business and other Connections of Investment Adviser and
                Subadviser
                ----------

                I. Bartlett & Co. ("Bartlett"), adviser to Bartlett Basic Value Fund, Bartlett Value International Fund, Bartlett Europe Fund and Bartlett Financial Services Fund, is a registered investment adviser incorporated on January 4, 1988. Information as to the officers and directors of Bartlett is included in its

    Form ADV filed August 4, 1997 with the Securities and Exchange Commission (Registration Number 801-21) and is incorporated herein by reference.

                II. Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Bartlett Europe Fund. Lombard Odier, which was incorporated in England and Wales in 1978, is a registered investment adviser and a wholly owned subsidiary of Lombard Odier Holdings UK, Ltd. which in turn is wholly owned by Lombard, Odier & Cie. Lombard Odier specializes in advising and managing investment portfolios for institutional clients. Information as to the officers and managing directors of Lombard Odier is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-14606), and is incorporated herein by reference.


                III. Gray, Seifert & Co., Inc. ("Gray, Seifert") serves as investment sub-adviser to Bartlett Financial Services Fund. Gray, Seifert is a registered investment adviser incorporated on January 2, 1980. Information as to the officers and directors of Gray, Seifert is included in its Form ADV filed June 24, 1998 with the Securities and Exchange Commission (Registration Number 801-15065) and is incorporated herein by reference.


    Item 29.    Principal Underwriters
                ----------------------

    (a)         LM Financial Partners, Inc.

    (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, LM Financial Partners, Inc. ("LMFP").


                                                         Position and                     Positions and
    Name and Principal                                   Offices with                     Offices with
    Business Address                                     Underwriter - LMFP               Registrant
    ------------------                                   ------------------               -------------
    Horace M. Lowman, Jr.                                Chairman of the                  None
    100 Light Street                                     Board and Director
    Baltimore, Maryland 21202

    John W. Houston                                      President and Director           None
    100 Light Street
    Baltimore, Maryland 21202

    John R. Mould                                        Vice President                   None
    100 Light Street
    Baltimore, Maryland 21202

    L. Kay Strohecker                                    Treasurer                        None
    100 Light Street
    Baltimore, Maryland 21202

    C. Gregory Kallmyer                                  Secretary                        None
    100 Light Street
    Baltimore, Maryland 21202

    Suzanne E. Peluso                                    Assistant Secretary              None
    100 Light Street
    Baltimore, Maryland 21202

    Charles A. Bacigalupo                                Director                         None
    100 Light Street
    Baltimore, Maryland 21202


    James W. Brinkley                                    Director                         None
    100 Light Street
    Baltimore, Maryland 21202

    W. Wiliiam Brab                                      Director                         None
    100 Light Street
    Baltimore, Maryland 21202

    Item 30.     Location of Accounts and Records
                 --------------------------------

                     State Street Bank and Trust Company
                     P.O. Box 1713
                     Boston, Massachusetts  02105-1713

    Item 31.     Management Services
                 -------------------

                     None.

    Item 32.     Undertakings
                 ------------

                     None

                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Bartlett Capital Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on the 27th day of August, 1998.

                                              Bartlett Capital Trust


                                              By: /s/ Marie K. Karpinski
                                                  ______________________
                                                  Marie K. Karpinski
                                                  Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                            Title                              Date
---------                                            -----                              ----

/s/ Lorrence T. Kellar*                     Chairman of the Board                       August 27, 1998
____________________________                and Trustee
Lorrence T. Kellar*

/s/ Edward A. Taber, III                    President                                   August 27, 1998
____________________________
Edward A. Taber, III

/s/ Marie K. Karpinski                      Vice President and                          August 27, 1998
____________________________                Treasurer
Marie K. Karpinski

/s/ William P. Sheehan*                     Trustee                                     August 27, 1998
____________________________
William P. Sheehan*

/s/ Alan R. Schriber*                       Trustee                                     August 27, 1998
____________________________
Alan R. Schriber*

/s/ A. John W. Campbell*                    Trustee                                     August 27, 1998
____________________________
A. John W. Campbell*

/s/ Henri Deegenaar*                        Trustee                                     August 27, 1998
____________________________
Henri Deegenaar*

/s/ Ian F. H. Grant*                        Trustee                                     August 27, 1998
____________________________
Ian F. H. Grant*

/s/ Prinz Wolfgang Ysenburg*                Trustee                                     August 27, 1998
____________________________
Prinz Wolfgang Ysenburg*

/s/ Edmund J. Cashman, Jr.                  Trustee                                     August 27, 1998
____________________________
Edmund J. Cashman, Jr.


*Signatures affixed by Marie K. Karpinski pursuant to a power of attorney dated August 1, 1997, a copy of which is filed herewith.

                               POWER OF ATTORNEY


I, the undersigned Trustee, as the case may be, of the following investment company:

                             BARTLETT CAPITAL TRUST

plus any other investment company for which Bartlett & Co. acts as investment adviser or manager and for which the undersigned individual serves as Trustee, as the case may be, hereby severally constitute and appoint each of Marie K. Karpinski, Arthur J. Brown and Arthur C. Delibert my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Pre-Effective Amendments to and Registration Statements of the Fund, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-1A, any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

Signature                                                     Date
---------                                                     ----

/s/ A. John W. Campbell                                       August 1, 1997
______________________________
A. John W. Campbell

/s/ Edmund J. Cashman, Jr.                                    August 1, 1997
______________________________
Edmund J. Cashman, Jr.

/s/ Henri Deegenaar                                           August 1, 1997
______________________________
Henri Deegenaar

/s/ Ian F. H. Grant                                           August 1, 1997
______________________________
Ian F. H. Grant

/s/ Lorrence T. Kellar                                        August 1, 1997
______________________________
Lorrence T. Kellar

/s/ Dale H. Rabiner                                           August 1, 1997
______________________________
Dale H. Rabiner

/s/ Alan R. Schriber                                          August 1, 1997
______________________________
Alan R. Schriber

/s/ William P. Sheehan                                        August 1, 1997
______________________________
William P. Sheehan

/s/ Charles J. Swindells                                      August 1, 1997
______________________________
Charles J. Swindells

/s/ Prinz Wolfgang E. Ysenburg                                August 1, 1997
______________________________
Prinz Wolfgang E. Ysenburg